EXECUTION VERSION [[5869067v.6]] AMENDMENT AND RESTATEMENT AGREEMENT dated as of August 15, 2022 (this “Agreement”), among WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), WABTEC TRANSPORTATION NETHERLANDS B.V., a private limited liability company organized under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid) and registered with the Commercial Register of the Dutch Chamber of Commerce under number 72948957, the other LOAN PARTIES party hereto, the LENDERS party hereto, the ISSUING BANKS party hereto, the SWINGLINE LENDER and PNC BANK, NATIONAL ASSOCIATION, as administrative agent. Reference is made to that certain Credit Agreement dated as of June 8, 2018 (the “Existing Credit Agreement”), among the Company, Wabtec Netherlands B.V., the other borrowing subsidiaries party thereto from time to time, the lenders party thereto (the “Existing Lenders”) and PNC Bank, National Association, as administrative agent. Capitalized terms used but not otherwise defined in this Agreement have the meanings specified in the Existing Credit Agreement or the Restated Credit Agreement (as defined below), as applicable. The Existing Credit Agreement and the Restated Credit Agreement are sometimes collectively referred to as the “Credit Agreement”. The Company has requested, on the Restatement Effective Date (as defined below), (a) the establishment of (i) Delayed Draw Term Commitments in an aggregate amount of $250,000,000 and (ii) Revolving Commitments in an aggregate amount of $1,500,000,000 and (b) the amendment and restatement of the Existing Credit Agreement, including the schedules and exhibits thereto, to be in the form of the Restated Credit Agreement, including the schedules and exhibits thereto. Each Person whose name is set forth on Schedule 2.01 to Annex I hereto under the caption “Delayed Draw Term Commitments” (each such Person, a “Delayed Draw Term Lender”) and each Person whose name is set forth on Schedule 2.01 to Annex I hereto under the caption “Revolving Commitments” (each such Person, a “Revolving Lender”) has agreed to provide a Delayed Draw Term Commitment and/or a Revolving Commitment, as applicable, on the Restatement Effective Date in an amount not to exceed the amount set forth on such Schedule opposite its name, in each case on the terms set forth herein and in the Restated Credit Agreement and subject to the conditions set forth herein. Accordingly, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. New Facilities. (a) Delayed Draw Term Commitments. On the terms set forth herein and in the Restated Credit Agreement and subject to the conditions set forth herein, each Delayed Draw Term Lender agrees that, on and as of the Restatement Effective Date, it shall have a Delayed Draw Term Commitment in an amount set forth under the caption “Delayed Draw Term 2 [[5869067v.6]] Commitments” opposite its name on Schedule 2.01 to Annex I hereto and shall be entitled to all the rights of, and be bound by all of the obligations of, Delayed Draw Term Lenders under, and as defined in, the Restated Credit Agreement and the other Loan Documents, including, without limitation, the obligations of Delayed Draw Term Lenders under Section 2.01 of the Restated Credit Agreement. (b) Revolving Commitments; Swingline and Letter of Credit Facilities. (i) On the terms set forth herein and in the Restated Credit Agreement and subject to the conditions set forth herein, each Revolving Lender agrees that, on and as of the Restatement Effective Date, such Revolving Lender shall have a Revolving Commitment in an amount set forth under the caption “Revolving Commitments” opposite its name on Schedule 2.01 to Annex I hereto and shall be entitled to all the rights of, and be bound by all of the obligations of, Revolving Lenders under, and as defined in, the Restated Credit Agreement and the other Loan Documents, including, without limitation, the obligations of Revolving Lenders under Sections 2.01, 2.20 and 2.21 of the Restated Credit Agreement. (ii) Each party hereto acknowledges and agrees that, on the Restatement Effective Date, the Applicable Percentage of the Revolving Lenders shall automatically be redetermined to be based on the Revolving Commitments set forth on Schedule 2.01 to Annex I hereto. Without limiting the foregoing, each Revolving Lender acknowledges and agrees that, on the Restatement Effective Date and without any further action on the part of any Person, each Issuing Bank shall be deemed to have granted to such Revolving Lender, and such Revolving Lender shall have acquired from such Issuing Bank, a participation in each Letter of Credit (including any Existing Letter of Credit set forth on Schedule 2.20(b) to Annex I hereto) issued by such Issuing Bank and outstanding on the Restatement Effective Date equal to such Revolving Lender’s Applicable Percentage (as so automatically redetermined on the Restatement Effective Date) of the aggregate amount available to be drawn under such Letter of Credit. (iii) PNC Bank, National Association hereby agrees that, on and as of the Restatement Effective Date, it shall be the Swingline Lender under the Restated Credit Agreement, subject to the terms and conditions set forth in the Restated Credit Agreement. (iv) Each Person whose name is set forth on Schedule 2.20(a) to Annex I hereto hereby agrees that, on and as of the Restatement Effective Date, it shall be an Issuing Bank under the Restated Credit Agreement and shall have an LC Commitment in an amount set forth opposite its name on such Schedule 2.20(a) and shall be entitled to all of the rights of, and be bound by all of the obligations of, an Issuing Bank under the Restated Credit Agreement and the other Loan Documents, including, without limitation, the obligations of Issuing Banks under Section 2.20 of the Restated Credit Agreement. (c) General. Each party hereto acknowledges and agrees that, on and as of the Restatement Effective Date, Schedule 2.01 to Annex I hereto sets forth all the Commitments of all the Lenders, and that no Person whose name does not appear on Schedule 2.01 to Annex I hereto 3 [[5869067v.6]] shall have, or shall be deemed to have, on and as of the Restatement Effective Date, a Commitment under the Restated Credit Agreement or be a Lender thereunder. SECTION 2. Dutch Borrowing Subsidiary. (a) Termination of Existing Dutch Borrower. Effective as of the Restatement Effective Date, the parties hereto hereby agree that Wabtec Netherlands B.V., a private limited liability company organized under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid) and registered with the Commercial Register of the Dutch Chamber of Commerce under number 65631668 (the “Existing Dutch Borrower”), shall cease to be a Borrowing Subsidiary and a party to the Credit Agreement and shall have no right to request or receive further Revolving Borrowings or Swingline Loans or obtain Letters of Credit under the Credit Agreement. In connection with the foregoing, prior to (or substantially concurrently with) the occurrence of the Restatement Effective Date, (i) all Loans made to Existing Dutch Borrower outstanding under the Existing Credit Agreement (if any) shall be repaid in full, (ii) to the extent the Company is not a joint and several co-applicant with respect to any Letters of Credit issued for the account of the Existing Dutch Borrower (if any), the Company shall have agreed to become an obligor with respect thereto pursuant to documentation reasonably satisfactory to the applicable Issuing Bank, (iii) all amounts payable in connection with any Letters of Credit by the Existing Dutch Borrower (if any) in respect of LC Disbursements and related fees shall have been paid in full and (iv) all interest and other fees (and, to the extent notified by the Administrative Agent, any Revolving Lender or any Issuing Bank, any other amounts) payable under the Existing Credit Agreement by the Existing Dutch Borrower (if any) shall have been paid in full (the payments and other actions described in clauses (i), (ii), (iii) and (iv) above, collectively, the “Existing Dutch Borrower Termination Requirements”). This Agreement shall constitute the Borrowing Subsidiary Termination with respect to the Existing Dutch Borrower for all purposes of the Credit Agreement. The parties hereto hereby waive any additional notice requirements under Section 2.22 of the Credit Agreement in respect of the foregoing. (b) Designation of New Dutch Borrower. Effective as of the Restatement Effective Date, the Company hereby designates Wabtec Transportation Netherlands B.V., a private limited liability company organized under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid) and registered with the Commercial Register of the Dutch Chamber of Commerce under number 72948957 (the “New Dutch Borrower”), as, and the parties hereto hereby agree that the New Dutch Borrower shall be, a Borrowing Subsidiary under the Revolving Facility. The Company and the New Dutch Borrower hereby represent and warrant that the New Dutch Borrower is a wholly owned Subsidiary of the Company and is organized in the Netherlands as a private limited liability company organized under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid). Effective as of the Restatement Effective Date, (i) this Agreement shall constitute the Borrowing Subsidiary Accession Agreement with respect to the New Dutch Borrower for all purposes of the Restated Credit Agreement, (ii) the New Dutch Borrower shall for all purposes of the Restated Credit Agreement be a Borrowing Subsidiary and a party to the Restated Credit Agreement, (iii) the New Dutch Borrower hereby agrees to be bound by all provisions of the Restated Credit Agreement applicable to it as a Borrower or a Borrowing Subsidiary, (iv) the New Dutch Borrower expressly acknowledges the appointment of the Company as its agent as set forth in Sections 2.22(c) and 10.09(e) of the Restated Credit Agreement and (v) the New Dutch Borrower expressly acknowledges the provisions of Section 10.09(f) of the 4 [[5869067v.6]] Restated Credit Agreement, and agrees that it shall be bound thereby. The parties hereto hereby waive any additional notice or consent requirements under Section 2.22 of the Restated Credit Agreement in respect of the foregoing. SECTION 3. Amendment and Restatement of Existing Credit Agreement. Effective as of the Restatement Effective Date, the Existing Credit Agreement (including the Schedules and Exhibits thereto) is hereby amended and restated in its entirety to be in the form attached as Annex I hereto (including the Schedules and Exhibits attached to Annex I hereto) (the Existing Credit Agreement, as so amended and restated, being referred to as the “Restated Credit Agreement”). SECTION 4. Restatement Effective Date. This Agreement shall become effective on the first date (the “Restatement Effective Date”) on which each of the following conditions shall be satisfied (or waived in accordance with Section 10.02 of the Existing Credit Agreement): (a) The Administrative Agent shall have received from each party hereto (and such Persons shall, collectively, constitute the Required Lenders under the Existing Credit Agreement) either (i) a counterpart of this Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which, subject to Section 10.06 of the Restated Credit Agreement, may include Electronic Signatures transmitted by emailed .pdf or other any other electronic means that reproduces an image of an actual executed signature page) that such party has signed a counterpart of this Agreement. (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Lenders and the Issuing Banks and dated the Restatement Effective Date) of Jones Day, and, to the extent not covered by the foregoing, counsel reasonably acceptable to the Arrangers in each other jurisdiction where any Loan Party (including the New Dutch Borrower) is organized, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Arrangers. (c) The Administrative Agent shall have received such customary documents and certificates as the Administrative Agent and the Arrangers may reasonably request relating to the organization, existence and, if applicable, good standing of the Loan Parties (including the New Dutch Borrower), the authorization of the Loan Documents, the incumbency of the Persons executing any Loan Document on behalf of any such Loan Party and any other legal matters relating to such Loan Parties, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and the Arrangers. (d) The Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by the chief executive officer or the chief financial officer of the Company, certifying that, as of the Restatement Effective Date and after giving effect to the Transactions that are to occur on such date, (i) the representations and warranties of each Loan Party (including the New Dutch Borrower) set forth in the Loan Documents are true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects and (ii) no Default has occurred and is continuing.

5 [[5869067v.6]] (e) The Administrative Agent shall have received a solvency certificate from the chief financial officer of the Company in the form of Exhibit H to the Restated Credit Agreement demonstrating solvency (on a consolidated basis) of the Company and the Subsidiaries as of the Restatement Effective Date after giving effect to the Transactions that are to occur on such date. (f) The Administrative Agent and the Lenders shall have received, at least two Business Days prior to the Restatement Effective Date, (i) all documentation and other information regarding each Loan Party (including the New Dutch Borrower) required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent reasonably requested at least 10 Business Days prior to the Restatement Effective Date, and (ii) to the extent any Borrower (including the New Dutch Borrower) qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Borrower, to the extent such Beneficial Ownership Certification is requested (and the applicable form(s) have been provided to each Borrower for completion) at least 10 Business Days prior to the Restatement Effective Date. (g) All costs, expenses (including reasonable and documented legal fees and expenses) and fees contemplated by the Loan Documents (or separately agreed in writing by the Company with any of the Arrangers or the Administrative Agent) to be reimbursable or payable to the Arrangers (or Affiliates thereof), the Administrative Agent or the Lenders shall have been paid on or prior to the Restatement Effective Date, in each case, to the extent required to be paid on or prior to the Restatement Effective Date and, in the case of costs and expenses, invoiced at least two Business Days prior to the Restatement Effective Date. (h) (i) The Company shall have given, in accordance with the Existing Credit Agreement, a notice of prepayment of all Loans (as defined in the Existing Credit Agreement) outstanding thereunder and a notice of termination of all Commitments (as defined in the Existing Credit Agreement) in effect thereunder, it being understood that each such notice may be conditioned on the substantially concurrent occurrence of the Restatement Effective Date, (ii) substantially concurrently with the occurrence of the Restatement Effective Date, all principal, interest and fees outstanding or accrued under the Existing Credit Agreement shall be paid or repaid, and all Commitments under the Existing Credit Agreement shall terminate, and (iii) substantially concurrently with the occurrence of the Restatement Effective Date, the Existing Dutch Borrower Termination Requirements shall have been consummated. The Administrative Agent shall notify the Company, the Lenders and the Issuing Banks of the occurrence of the Restatement Effective Date, and such notice shall be conclusive and binding absent manifest error. SECTION 5. Reaffirmation. Without limiting its obligations under or the provisions of the Restated Credit Agreement and the Guarantee Agreement, each of the Company and each other Loan Party hereby (a) acknowledges that the terms “Loan Document Obligations” and “Obligations” (and terms of similar import used in the Loan Documents) shall include all principal of and premium, if any, and interest (including interest accruing, at the rate specified in the Restated Credit Agreement or other applicable Loan Document, during the pendency of any 6 [[5869067v.6]] bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and all payments required to be made by any Loan Party under the Restated Credit Agreement or any other Loan Document in respect of any Letter of Credit, including payments in respect of reimbursement of LC Disbursements, interest thereon (including interest accruing, at the rate specified in the Restated Credit Agreement or other applicable Loan Document, during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral and all other monetary obligations under the Restated Credit Agreement or any other Loan Document, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations accruing, at the rate specified in the Restated Credit Agreement or any other Loan Document, or incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), on, or made pursuant to, the Delayed Draw Term Commitments, the Revolving Commitments, the LC Commitments, the Delayed Draw Term Loans, the Revolving Loans and the Swingline Loans, as applicable, (b) affirms and confirms its guarantee and other obligations under the Guarantee Agreement and its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Agreement and the effectiveness of the Restated Credit Agreement and (c) agrees that the Guarantee Agreement and all guarantees and other commitments and obligations under the Guarantee Agreement and the Credit Agreement shall continue to be in full force and effect following the effectiveness of this Agreement and the Restated Credit Agreement. SECTION 6. Effect of Amendment. (a) On and after the Restatement Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Restated Credit Agreement. (b) The Existing Credit Agreement, as specifically amended and restated by this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Except as expressly set forth herein or in the Restated Credit Agreement, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Banks, the Swingline Lender or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any of the Company or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. SECTION 7. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed 7 [[5869067v.6]] counterpart of a signature page of this Agreement that is an Electronic Signature transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. SECTION 8. No Novation. The Company has requested, and the Lenders party hereto have agreed, that the Existing Credit Agreement be, effective from the Restatement Effective Date, amended and restated as set forth in the Restated Credit Agreement. Such amendment and restatement shall not constitute a novation of any Indebtedness or other Obligations owing to the Lenders, the Issuing Banks, the Swingline Lender or the Administrative Agent under the Existing Credit Agreement. SECTION 9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 11. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 12. Incorporation by Reference. The provisions of Sections 10.06, 10.09(b), 10.09(c), 10.09(d), 10.10 and 10.21 of the Restated Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein. [Signature Pages Follow]

INTERNAL LENDER SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT RELATING TO THE CREDIT AGREEMENT OF WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION HSBC BANK USA, N.A. (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank): By: Name: Kyle Patterson Title: Senior Vice President LENDER SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT RELATING TO THE CREDIT AGREEMENT OF WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION TD Bank, N.A. as a Lender and an Issuing Bank: By: Name: Bernadette Collins Title: Senior Vice President

LENDER SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT RELATING TO THE CREDIT AGREEMENT OF WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION BNP PARIBAS, signing in its capacity as a Lender: By: Name: Nader Tannous Title: Managing Director By: Name: Louis Moran Title: Vice President CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK as a Lender and as an Issuing Bank: By: Name: Paul Arens Title: Director By: Name: Gordon Yip Title: Director LENDER SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT RELATING TO THE CREDIT AGREEMENT OF WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION FIRST NATIONAL BANK OF PA (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank): By: Name: Brad Johnston Title: Senior Vice President LENDER SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT RELATING TO THE CREDIT AGREEMENT OF WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION MUFG Bank, Ltd.: By: Name: Victor Pierzchalski Title: Managing Director

LENDER SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT RELATING TO THE CREDIT AGREEMENT OF WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION BANK OF AMERICA, N.A. (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank): By: Name: Brian Lukehart Title: Managing Director LENDER SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT RELATING TO THE CREDIT AGREEMENT OF WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION THE BANK OF NOVA SCOTIA (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank): By: Name: Kelly Cheng Title: Managing Director

tr I gg s ?; = 6o > c- iz 99 O U '- !" i= tn P -t nZ ;( fr s? o F A nZ X Y < o tt1 - O t Z -l> Z D 88 *: d F E .b t1 a' ;o F E E F x = o+ F rt 2E #a T E z X o + t -l Ir J € E ct > J E E x z p (D k (! o. a m (t -l (! v d C ) o LENDER SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT RELATING TO THE CREDIT AGREEMENT OF WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION DOLLAR BANK (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank): By: Name: Susan Rushe Title: Vice President LENDER SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT RELATING TO THE CREDIT AGREEMENT OF WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION GOLDMAN SACHS BANK USA By: Name: Jonathan Dworkin Title: Authorized Signatory LENDER SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT RELATING TO THE CREDIT AGREEMENT OF WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION THE HUNTINGTON NATIONAL BANK (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank): By: Name: Mark Zobel Title: Vice President

LENDER SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT RELATING TO THE CREDIT AGREEMENT OF WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CREDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank): By: Name: Nicolas Regent Title: Vice President For any lender requiring a second signature block: By: Name: Eugene Kenny Title: Vice President NAI-1532315239v2 [[DMS:5869067v6:08/12/2022--06:14 PM]] ANNEX I Restated Credit Agreement [See attached] NAI-1532313684v2 ANNEX I [[5866265v.11]] Published Deal CUSIP Number: 96038PAM0 Published Delayed Draw Term Facility CUSIP Number: 96038PAP3 Revolving Facility CUSIP Number: 96038PAN8 CREDIT AGREEMENT dated as of June 8, 2018, as amended and restated as of August 15, 2022, among WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION, WABTEC TRANSPORTATION NETHERLANDS B.V. and the other BORROWING SUBSIDIARIES Party Hereto, the LENDERS Party Hereto and PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent ___________________________ PNC CAPITAL MARKETS LLC, CITIBANK, N.A., HSBC BANK USA, N.A., HSBC CONTINENTAL EUROPE, JPMORGAN CHASE BANK, N.A., and TD SECURITIES (USA) LLC, as Joint Lead Arrangers and Joint Bookrunners CITIBANK, N.A., HSBC BANK USA, N.A., HSBC CONTINENTAL EUROPE, JPMORGAN CHASE BANK, N.A., and TD BANK, N.A., as Syndication Agents BNP PARIBAS, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, FIRST NATIONAL BANK OF PA, MUFG BANK, LTD., and US BANK, N.A., as Documentation Agents [CS&M Ref. No. 10856-010]

TABLE OF CONTENTS

Page

ARTICLE I Definitions

SECTION 1.01. Defined Terms 1
SECTION 1.02. Classification of Loans and Borrowings 48
SECTION 1.03. Terms Generally; Dutch Terms 49
SECTION 1.04. Accounting Terms; GAAP 50
SECTION 1.05. Currency Translation 51
SECTION 1.06. Timing of Payment or Performance 52
SECTION 1.07. Divisions 53
SECTION 1.08. Benchmark Replacement Notification 53
SECTION 1.09. Blocking Regulation 53

ARTICLE II The Credits

SECTION 2.01. Commitments 54
SECTION 2.02. Loans and Borrowings 54
SECTION 2.03. Requests for Borrowings 55
SECTION 2.04. Funding of Borrowings 56
SECTION 2.05. Interest Elections 57
SECTION 2.06. Termination and Reduction of Commitments 59
SECTION 2.07. Repayment of Loans; Evidence of Debt 59
SECTION 2.08. Prepayment of Loans 60
SECTION 2.09. Fees 61
SECTION 2.10. Interest 63
SECTION 2.11. Alternate Rate of Interest 64
SECTION 2.12. Increased Costs; Illegality 68
SECTION 2.13. Break Funding Payments 71
SECTION 2.14. Taxes 72
SECTION 2.15. Payments Generally; Pro Rata Treatment; Sharing of Setoffs 77
SECTION 2.16. Mitigation Obligations; Replacement of Lenders 79
SECTION 2.17. Defaulting Lenders 81
SECTION 2.18. Incremental Facilities 83

i

NAI-1532313684v2

[[5866265v.11]]

SECTION 2.19.	[Reserved]	87
SECTION 2.20.	Letters of Credit	87
SECTION 2.21.	Swingline Loans	95
SECTION 2.22.	Borrowing Subsidiaries	97
SECTION 2.23.	Non-Public Lender	99
	ARTICLE III Representations and Warranties	
SECTION 3.01.	Organization	99
SECTION 3.02.	Authorization; No Conflict	100
SECTION 3.03.	Validity and Binding Nature	100
SECTION 3.04.	Financial Condition	100
SECTION 3.05.	No Material Adverse Change	101
SECTION 3.06.	Litigation and Contingent Liabilities	101
SECTION 3.07.	Subsidiaries	101
SECTION 3.08.	Pension Plans	101
SECTION 3.09.	Investment Company Act	102
SECTION 3.10.	Regulation U	102
SECTION 3.11.	Solvency	102
SECTION 3.12.	Environmental Matters	103
SECTION 3.13.	Labor Matters	103
SECTION 3.14.	Anti-Corruption Laws and Sanctions; Use of Proceeds	103
SECTION 3.15.	Affected Financial Institutions	103
SECTION 3.16.	Ranking of Obligations	104
SECTION 3.17.	Proper Form; No Recordation	104
SECTION 3.18.	Centre of Main Interests	104
SECTION 3.19.	Tax Residency of Netherland Borrowing Subsidiary	104
	ARTICLE IV Conditions	
SECTION 4.01.	Restatement Effective Date	104
SECTION 4.02.	Conditions to Each Credit Event	104
SECTION 4.03.	Conditions to Initial Revolving Credit Event to each Borrowing Subsidiary	105
	ARTICLE V Affirmative Covenants	
SECTION 5.01.	Financial Reporting	106

ii

NAI-1532313684v2
[[5866265v.11]]

SECTION 5.02. Notices; Other Information 107
SECTION 5.03. Books, Records and Inspections 108
SECTION 5.04. Maintenance of Property; Insurance 109
SECTION 5.05. Compliance with Laws 109
SECTION 5.06. Maintenance of Existence, Etc 109
SECTION 5.07. Use of Proceeds 109
SECTION 5.08. Employee Benefit Plans 110
SECTION 5.09. Environmental Matters 110
SECTION 5.10. Payment of Taxes 110
SECTION 5.11. Anti-Corruption Laws 110
SECTION 5.12. Guarantee Requirement 110
SECTION 5.13. Further Assurances 111

ARTICLE VI Negative Covenants

SECTION 6.01. Indebtedness 111
SECTION 6.02. Liens 113
SECTION 6.03. Restricted Payments 116
SECTION 6.04. Fundamental Changes; Business Activities 116
SECTION 6.05. Restrictive Agreements 118
SECTION 6.06. Financial Covenants 119
SECTION 6.07. Anti-Corruption Laws 120

ARTICLE VII Events of Default

SECTION 7.01. Defaults 120

ARTICLE VIII The Administrative Agent

ARTICLE IX Parent Guarantee

SECTION 9.01. Parent Guarantee 132
SECTION 9.02. Waivers 132
SECTION 9.03. Guarantee Absolute 133
SECTION 9.04. Acceleration 134
SECTION 9.05. Marshaling; Reinstatement 134
SECTION 9.06. Subrogation 134
SECTION 9.07. Termination Date 135

iii

NAI-1532313684v2
[[5866265v.11]]

ARTICLE X Miscellaneous

SECTION 10.01.	Notices	135
SECTION 10.02.	Waivers; Amendments	137
SECTION 10.03.	Expenses; Indemnity; Damage Waiver	140
SECTION 10.04.	Successors and Assigns	143
SECTION 10.05.	Survival	148
SECTION 10.06.	Counterparts; Integration; Effectiveness; Electronic Execution	149
SECTION 10.07.	Severability	150
SECTION 10.08.	Right of Setoff	150
SECTION 10.09.	Governing Law; Jurisdiction; Consent to Service of Process	151
SECTION 10.10.	WAIVER OF JURY TRIAL	152
SECTION 10.11.	Headings	152
SECTION 10.12.	Confidentiality	153
SECTION 10.13.	Interest Rate Limitation	154
SECTION 10.14.	Release of Guarantees under Guarantee Agreement	154
SECTION 10.15.	USA PATRIOT Act and Beneficial Ownership Regulation Notice	155
SECTION 10.16.	No Fiduciary Relationship	155
SECTION 10.17.	Non-Public Information	155
SECTION 10.18.	Conversion of Currencies	156
SECTION 10.19.	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	156
SECTION 10.20.	Acknowledgement Regarding Any Supported QFCs	157
SECTION 10.21.	Dutch Loan Party Representation	158
SECTION 10.22.	Existing Credit Agreement	158

iv

NAI-1532313684v2
[[5866265v.11]]

SCHEDULES:

Schedule 1.01	—	Excluded Subsidiaries
Schedule 2.01	—	Commitments
Schedule 2.20(a)	—	LC Commitments
Schedule 2.20(b)	—	Existing Letters of Credit
Schedule 3.07	—	Subsidiaries
Schedule 6.01	—	Existing Indebtedness
Schedule 6.02	—	Existing Liens
Schedule 6.05	—	Existing Restrictive Agreements

EXHIBITS:

Exhibit A	—	Form of Assignment and Assumption
Exhibit B	—	Form of Borrowing Request
Exhibit C-1	—	Form of Borrowing Subsidiary Accession Agreement
Exhibit C-2	—	Form of Borrowing Subsidiary Termination
Exhibit D	—	Form of Compliance Certificate
Exhibit E	—	Form of Interest Election Request
Exhibit F	—	Form of Swingline Borrowing Request
Exhibit G-1	—	Form of US Tax Compliance Certificate for Foreign Lenders that are not Partnerships for US Federal Income
Exhibit G-2	—	Form of US Tax Compliance Certificate for Non-US Participants that are not Partnerships for US Federal Income Tax Purposes
Exhibit G-3	—	Form of US Tax Compliance Certificate for Non-US Participants that are Partnerships for US Federal Income Tax Purposes
Exhibit G-4	—	Form of US Tax Compliance Certificate for Foreign Lenders that are Partnerships for US Federal Income Tax Purposes
Exhibit H	—	Form of Solvency Certificate

v

NAI-1532313684v2
[[5866265v.11]]

CREDIT AGREEMENT dated as of June 8, 2018, as amended and restated as of August 15, 2022, among WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION, a Delaware corporation, WABTEC TRANSPORTATION NETHERLANDS B.V., a private limited liability company organized under the laws of the Netherlands (*besloten vennootschap met beperkte aansprakelijkheid*) and registered with the Commercial Register of the Dutch Chamber of Commerce under number 72948957, the other BORROWING SUBSIDIARIES party hereto from time to time, the LENDERS party hereto and PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent.

The parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

"2013 Note Indenture" means the Indenture dated as of August 8, 2013, by and among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee, as supplemented by the First Supplemental Indenture dated as of August 8, 2013, the Second Supplemental Indenture dated as of November 3, 2016, the Third Supplemental Indenture dated as of November 3, 2016, the Fourth Supplemental Indenture dated as of February 9, 2017, the Fifth Supplemental Indenture dated as of April 28, 2017, the Sixth Supplemental Indenture dated as of June 21, 2017, the Seventh Supplemental Indenture dated as of June 8, 2018, the Eighth Supplement Indenture dated as of June 29, 2018, the Ninth Supplemental Indenture dated September 14, 2018, the Tenth Supplemental Indenture dated as of June 6, 2019 and the Eleventh Supplemental Indenture dated as of June 29, 2020.

"2021 Subsidiary Note Indenture" means the Indenture dated as of June 3, 2021, among Wabtec Transportation Netherlands B.V., as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee, as supplemented by the First Supplemental Indenture dated as of June 3, 2021.

"ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Alternate Base Rate.

"Acquisition" means any transaction, or series of related transactions, resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of all or substantially all of any division or line of business of a Person, (b) the acquisition of more than 50% of the Capital Securities of any Person, or otherwise

NAI-1532313684v2
[[5866265v.11]]

2

causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is already a Subsidiary).

"Acquisition Indebtedness" means any Indebtedness of the Company or any Subsidiary that has been incurred for the purpose of financing, in whole or in part, a Material Acquisition and any related transactions (including for the purpose of refinancing or replacing all or a portion of any related bridge facilities or any pre-existing Indebtedness of the Persons or assets to be acquired); provided that either (a) the release of the proceeds thereof to the Company and the Subsidiaries is contingent upon the substantially simultaneous consummation of such Material Acquisition (and, if the definitive agreement for such Material Acquisition is terminated prior to the consummation of such Material Acquisition, or if such Material Acquisition is otherwise not consummated by the date specified in the definitive documentation evidencing, governing the rights of the holders of or otherwise relating to such Indebtedness, then, in each case, such proceeds are, and pursuant to the terms of such definitive documentation are required to be, promptly applied to satisfy and discharge all obligations of the Company and the Subsidiaries in respect of such Indebtedness) or (b) such Indebtedness contains a "special mandatory redemption" provision (or a similar provision) if such Material Acquisition is not consummated by the date specified in the definitive documentation evidencing, governing the rights of the holders of or otherwise relating to such Indebtedness (and, if the definitive agreement for such Material Acquisition is terminated prior to the consummation of such Material Acquisition or such Material Acquisition is otherwise not consummated by the date so specified, such Indebtedness is, and pursuant to such "special mandatory redemption" (or similar) provision is required to be, redeemed or otherwise satisfied and discharged within 90 days of such termination or such specified date, as the case may be).

"Adjusted Daily Simple SOFR" means, for any day, a rate per annum equal to (a) the Daily Simple SOFR for such day plus (b) 0.10% per annum; provided that if the Adjusted Daily Simple SOFR as so determined would be less than zero, such rate shall be deemed to be zero.

"Adjusted Term SOFR" means, for any Interest Period, a rate per annum equal to (a) the Term SOFR for such Interest Period plus (b) 0.10% per annum; provided that if the Adjusted Term SOFR as so determined would be less than zero, such rate shall be deemed to be zero.

"Administrative Agent" means PNC, in its capacity as the administrative agent hereunder and under the other Loan Documents, and its successors in such capacity as provided in Article VIII. Unless the context requires otherwise, the term "Administrative Agent" shall include any branch or Affiliate of PNC or any such successor through which PNC or such successor shall perform any of its obligations in such capacity hereunder or under the other Loan Documents.

"Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

[[5866265v.11]]

3

"Affected Financial Institution" means (a) any EEA Financial Institution or (b) any UK Financial Institution.

"Affiliate" means, with respect to a specified Person, another Person that directly or indirectly Controls, is Controlled by or is under common Control with the Person specified.

"Aggregate Revolving Commitment" means the sum of the Revolving Commitments of all the Revolving Lenders.

"Aggregate Revolving Exposure" means the sum of the Revolving Exposures of all the Revolving Lenders.

"Agreed Currencies" means US Dollars and each Alternative Currency.

"Agreement" means this Credit Agreement dated as of June 8, 2018, as amended and restated as of August 15, 2022.

"Agreement Currency" has the meaning set forth in Section 10.18(b).

"Alternate Base Rate" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Overnight Bank Funding Rate in effect on such day plus ½ of 1.00% per annum and (c) the Adjusted Daily Simple SOFR as published two US Government Securities Business Days prior to such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00% per annum; provided that if the Alternate Base Rate as so determined would be less than 1.00%, such rate shall be deemed to be 1.00%. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.11 or 2.12, then the Alternate Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Overnight Bank Funding Rate or the Adjusted Daily Simple SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Overnight Bank Funding Rate or the Adjusted Daily Simple SOFR, respectively.

"Alternative Currency" means (a) Euro, (b) Sterling and (c) Canadian Dollars.

"Alternative Currency Overnight Rate" means, for any day with respect to any currency, the rate of interest per annum at which overnight deposits in such currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day in the principal interbank market for such currency, as such rate is determined by the Administrative Agent or, in the case of any such determination made by it as contemplated hereunder, by any Issuing Bank.

"Ancillary Document" has the meaning set forth in Section 10.06(b).

"Anti-Corruption Laws" means all laws, rules, and regulations of any jurisdiction applicable to the Company or any of its Subsidiaries from time to time

[[5866265v.11]]

4

concerning or relating to bribery, corruption, money laundering or anti-terrorism (including, for the avoidance of doubt, the Foreign Corrupt Practices Act of 1977 and the UK Bribery Act and the rules and regulations thereunder).

"Applicable Creditor" has the meaning set forth in Section 10.18(b).

"Applicable Percentage" means at any time, with respect to any Revolving Lender, the percentage of the Aggregate Revolving Commitment represented by such Lender's Revolving Commitment at such time. If all the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

"Applicable Rate" means, for any day, with respect to Revolving Commitment Fees or Delayed Draw Term Ticking Fees, or with respect to any Revolving Loan, Delayed Draw Term Loan or Swingline Loan that is an ABR Loan, a Term SOFR Loan, a CDOR Loan, an RFR Loan or, if applicable pursuant to Section 2.11, a Daily Simple SOFR Loan, the applicable rate per annum set forth below under the applicable caption "Revolving Commitment Fees/Delayed Draw Term Ticking Fees", "ABR Loans" or "Term SOFR/CDOR/RFR/Daily Simple SOFR Loans", as the case may be, determined by reference to the numerically lower of (a) the Pricing Category corresponding to the Applicable Ratings in effect at such time and (b) the Pricing Category corresponding to the Leverage Ratio as of the end of the most recent Fiscal Quarter or Fiscal Year of the Company for which consolidated financial statements of the Company shall have been delivered pursuant to Section 5.01(a) or 5.01(b); provided that, for purposes of determining the Applicable Rate, prior to the date on which the consolidated financial statements of the Company pursuant to Section 5.01(a) or 5.01(b) and the related Compliance Certificate pursuant to Section 5.01(c) are required to be delivered to the Administrative Agent for the first Fiscal Quarter or Fiscal Year ended after the Restatement Effective Date, the Leverage Ratio shall be deemed to be in Pricing Category 4.

[[5866265v.11]]

5

Pricing Category	Applicable Ratings (Moody's/S&P/Fitch)	Leverage Ratio	Revolving Commitment Fees/Delayed Draw Term Ticking Fees (percent per annum)	Term SOFR/ CDOR/RFR/Daily Simple SOFR Loans (percent per annum)	ABR Loans (percent per annum)
Category 1	> Baa1/BBB+/BBB+	< 0.50:1.00	0.100%	1.000%	0.000%
Category 2	Baa1/BBB+/BBB+	≥ 0.50:1.00 and <1.00:1.00	0.125%	1.125%	0.125%
Category 3	Baa2/BBB/BBB	≥ 1.00:1.00 and <1.75:1.00	0.150%	1.250%	0.250%
Category 4	Baa3/BBB-/BBB-	≥ 1.75:1.00 and <2.50:1.00	0.175%	1.375%	0.375%
Category 5	Ba1/BB+/BB+	≥ 2.50:1.00 and <3.25:1.00	0.225%	1.500%	0.500%
Category 6	< Ba1/BB+/BB+	≥ 3.25:1.00	0.250%	1.750%	0.750%

For purposes of the foregoing, (a) if any of Moody's, S&P or Fitch shall not have an Applicable Rating in effect (other than by reason of the circumstances referred to in the last sentence of this paragraph), then (i) if only one rating agency shall not have an Applicable Rating in effect, the applicable Pricing Category shall be determined by reference to the remaining two effective Applicable Ratings, (ii) if two rating agencies shall not have an Applicable Rating in effect, one of such rating agencies shall be deemed to have an Applicable Rating in Pricing Category 6 and the applicable Pricing Category shall be determined by reference to such deemed Applicable Rating and the remaining effective Applicable Rating and (iii) if no rating agency shall have an Applicable Rating in effect, the applicable Pricing Category shall be Pricing Category 6, (b) if the Applicable Ratings in effect or deemed to be in effect shall fall within different Pricing Categories, then (i) if three Applicable Ratings are in effect, either (A) if two of the three Applicable Ratings are in the same Pricing Category, such Pricing Category shall be the applicable Pricing Category or (B) if all three of the Applicable Ratings are in different Pricing Categories, the Pricing Category corresponding to the middle Applicable Rating shall be the applicable Pricing Category and (ii) if only two Applicable Ratings are in effect or deemed to be in effect, the applicable Pricing Category shall be the Pricing Category in which the higher of the Applicable Ratings shall fall unless the Applicable Ratings differ by two or more Pricing Categories, in which case the applicable Pricing Category shall be the Pricing Category one level below that corresponding to the higher Applicable Rating and (c) if any Applicable Rating shall be changed (other than as a result of a change in the rating system of the applicable rating agency), such change shall be effective on the fifth Business Day following the date on which it is first announced by the applicable rating agency making such change. If the rating system of Moody's, S&P or Fitch shall change, or if such rating agency shall cease to be in the business of rating corporate debt obligations and corporate credit, the Company and the Required Lenders shall negotiate in good faith to amend this

[[5866265v.11]]

6

definition to reflect such changed rating system or the unavailability of Applicable Ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rating used to determine the Applicable Rate shall be deemed to be that most recently in effect from such rating agency prior to such change or cessation.

Each change in the applicable Pricing Category (as corresponding to the Leverage Ratio) resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date on which the consolidated financial statements of the Company pursuant to Section 5.01(a) or 5.01(b) and the related Compliance Certificate pursuant to Section 5.01(c) are required to be delivered to the Administrative Agent for any Fiscal Quarter or Fiscal Year, to the extent such financial statements and Compliance Certificate indicate any such change, and ending on the date immediately preceding the effective date of the next such change; provided that if the Company shall not have timely delivered its consolidated financial statements pursuant to Section 5.01(a) or 5.01(b), as applicable, and the related Compliance Certificate pursuant to Section 5.01(c), commencing on the date upon which such financial statements or Compliance Certificate should have been so delivered and continuing until such financial statements or Compliance Certificate, as applicable, are actually delivered, the Leverage Ratio shall be deemed to be in Pricing Category 6.

"Applicable Ratings" means, with respect to Moody's, S&P or Fitch, (a) a rating by such rating agency of the Company's senior unsecured non-credit enhanced long-term indebtedness for borrowed money or (b) if and only if such rating agency does not have in effect a rating as described in clause (a), a corporate rating (however denominated) by such rating agency of the Company.

"Approved Fund" means any Person (other than a natural person and any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) that is engaged in making, purchasing, holding or investing in commercial loans and similar extensions of credit in the ordinary course of its activities and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

"Approved Netherlands Borrower" means a wholly owned Subsidiary of the Company organized under the laws of the Netherlands and approved in writing by the Administrative Agent (such approval not to be unreasonably withheld, delayed or conditioned), in respect of which all of the requirements set forth in Section 2.22 shall have been satisfied.

"Arrangers" means PNC Capital Markets LLC, Citibank, N.A., HSBC Bank USA, N.A., JPMorgan Chase Bank, N.A. and TD Securities (USA) LLC, in their capacities as the joint lead arrangers and joint bookrunners for the Revolving Facility and the Delayed Draw Term Facility.

"Assignment and Assumption" means an assignment and assumption entered into by a Lender and an Eligible Assignee, with the consent of any Person whose consent is required by Section 10.04, and accepted by the Administrative Agent, in the

[[5866265v.11]]

7

form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent.

"Attributable Debt" means, with respect to any Sale and Leaseback Transaction, the present value (discounted at the rate set forth or implicit in the terms of the lease included in such Sale and Leaseback Transaction) of the total obligations of the lessee for rental payments (other than amounts required to be paid on account of taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items that do not constitute payments for property rights) during the remaining term of the lease included in such Sale and Leaseback Transaction (including any period for which such lease has been extended). In the case of any lease that is terminable by the lessee upon payment of a penalty, the Attributable Debt shall be the lesser of the Attributable Debt determined assuming termination on the first date such lease may be terminated (in which case the Attributable Debt shall also include the amount of the penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the Attributable Debt determined assuming no such termination.

"Available Tenor" means, as of any date of determination and with respect to the then current Benchmark for any Agreed Currency, as applicable, (a) if the then-current Benchmark for such Agreed Currency is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (b) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date. For the avoidance of doubt, the Available Tenor for Daily Simple SOFR and Daily Simple RFR is one month.

"Backstopped Letter of Credit" has the meaning set forth in Section 2.20(c).

"Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

"Bail-In Legislation" means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their Affiliates (other than through liquidation, administration or other insolvency proceedings).

"Bank Product Provider" means any provider of Designated Cash Management Obligations or Designated Hedge Obligations.

"Bankruptcy Event" means, with respect to any Person, that such Person has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver,

[[5866265v.11]]

8 [[5866265v.11]] liquidator, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority; provided, however, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any agreements made by such Person. “Benchmark” means, initially, with respect to any Loan denominated in any Agreed Currency, the applicable Relevant Rate for Loans denominated in such Agreed Currency; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then current Benchmark for such Agreed Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.11(b). Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof. “Benchmark Replacement” means, with respect to any Benchmark Transition Event for any then-current Benchmark, the first applicable alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) where the Benchmark is Term SOFR, Adjusted Daily Simple SOFR; and (2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Company as the replacement for such Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment. provided, that if the Benchmark Replacement as determined pursuant to clause (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents; provided further that any Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent in its sole discretion. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement 9 [[5866265v.11]] for any applicable Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Company for the applicable Corresponding Tenor giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term SOFR Loan, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate”, the definition of “Business Day”, the definition of “US Government Securities Business Day”, the definition of “RFR Business Day”, the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent reasonably determines may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent reasonably determines that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means a date and time determined by the Administrative Agent, which date shall be no later than, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event”, the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be 10 [[5866265v.11]] determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors, the NYFRB, the CME Term SOFR Administrator, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current 11 [[5866265v.11]] Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.11(b) and (b) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.11(b). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” means, with respect to any Person, an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such Person. “Board of Governors” means the Board of Governors of the Federal Reserve System of the United States of America. “Borrower” means the Company or any Borrowing Subsidiary. “Borrowing” means (a) Loans of the same Class, Type and currency made, converted or continued on the same date and to the same Borrower and, in the case of Term SOFR Loans or CDOR Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan. “Borrowing Minimum” means (a) in the case of a Borrowing denominated in US Dollars, US$1,000,000 and (b) in the case of a Borrowing denominated in an Alternative Currency, the smallest amount of such Alternative Currency that is a multiple of 500,000 units of such currency and that has a US Dollar Equivalent of US$1,000,000 or more. “Borrowing Multiple” means (a) in the case of a Borrowing denominated in US Dollars, US$1,000,000 and (b) in the case of a Borrowing denominated in any Alternative Currency, the smallest amount of such Alternative Currency that is a multiple of 1,000,000 units of such currency and that has a US Dollar Equivalent of US$1,000,000 or more.

12 [[5866265v.11]] “Borrowing Request” means a request by or on behalf of a Borrower for a Borrowing in accordance with Section 2.03, which shall be in the form of Exhibit B or any other form approved by the Administrative Agent. “Borrowing Subsidiary” means Wabtec BV and each other Subsidiary that has become a Borrowing Subsidiary pursuant to Section 2.22(a), other than any such Subsidiary that has ceased to be a Borrowing Subsidiary as provided in Section 2.22(b). “Borrowing Subsidiary Accession Agreement” means a Borrowing Subsidiary Accession Agreement, substantially the form of Exhibit C-1, duly executed by the Company and the applicable Subsidiary and accepted by the Administrative Agent, pursuant to which such Subsidiary agrees to become a Borrowing Subsidiary and agrees to be bound by the terms and conditions hereof. “Borrowing Subsidiary Termination” means a Borrowing Subsidiary Termination, substantially in the form of Exhibit C-2, duly executed by the Company. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that (a) when used in connection with any Loan or any Letter of Credit denominated in Euro or in connection with the calculation or computation of €STR, the term “Business Day” shall also exclude any day which is not a TARGET Day, (b) when used in connection with any Loan or Letter of Credit denominated in Canadian Dollars or in connection with the calculation or computation of the CDO Rate, the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits in Toronto, (c) when used in connection with any Loan or Letter of Credit denominated in Sterling or in connection with the calculation or computation of SONIA, the term “Business Day” shall also exclude any day on which banks are not open for business in London, (d) when used in connection with any Loan or Letter of Credit denominated in US Dollars or in connection with the calculation or computation of Adjusted Term SOFR or Adjusted Daily Simple SOFR, the term “Business Day” shall also exclude any day on which SOFR is not published by the SOFR Administrator on the SOFR Administrator’s Website and (e) when used in connection with any direct or indirect calculation or determination of, or is used in connection with any interest rate settings, fundings, disbursements, settlements, payments or other dealings with respect to, any RFR Loan in any currency, the term “Business Day” shall also exclude any day that is not an RFR Business Day for such currency. “Canadian Dollars” or “CAD$” means the lawful money of Canada. “Capital Lease” means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that, in accordance with GAAP, is accounted for as a capital lease on the balance sheet of such Person. “Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of 13 [[5866265v.11]] such Person’s capital, including common shares, preferred shares, membership interests in a limited liability company, limited or general partnership interests in a partnership or any other equivalent of such ownership interest; provided that “Capital Securities” shall not include any debt securities convertible into Capital Securities prior to such conversion. “Cash Equivalent Investment” means, at any time, (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government or any agency thereof, (b) commercial paper, maturing not more than one year from the date of issue, or corporate demand notes, in each case (unless issued by a Lender or its holding company) rated at least A-l by S&P or P-l by Moody’s, (c) any certificate of deposit, time deposit or banker’s acceptance, maturing not more than one year after such time, or any overnight Federal Funds transaction that is issued or sold by any Lender or its holding company (or by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than US$500,000,000), (d) any repurchase agreement entered into with any Lender (or commercial banking institution of the nature referred to in clause (c)) that (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c) above and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder, (e) money market accounts or mutual funds that invest exclusively in assets satisfying the foregoing requirements, (f) securities, maturing not more than 18 months from the date of purchase, rated at least AA by S&P or Aa by Moody’s, (g) with respect to any Foreign Subsidiary of the Company, the approximate equivalent of any of clauses (a) through (f) above in any country in which such Foreign Subsidiary is organized or maintains deposit accounts and (h) other investments classified as “cash” or “cash equivalents” in accordance with GAAP and made in accordance with the Company’s investment policy, as approved by the Board of Directors of the Company from time to time. “Cash Management Services” means cash management and related services provided to the Company or any Subsidiary, including treasury, depository, return items, overdraft, controlled disbursement, cash sweeps, zero balance arrangements, merchant stored value cards, e-payables, electronic funds transfer, interstate depository network and automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) services and credit cards, credit card processing services, debit cards, stored value cards and commercial cards (including so-called “purchase cards”, “procurement cards” or “p-cards”) arrangements. “CDO Rate” means, with respect to any CDOR Borrowing for any Interest Period, the applicable Screen Rate as of 11:00 a.m., Toronto time, on the Quotation Day. “CDOR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the CDO Rate. 14 [[5866265v.11]] “CFC” means (a) any Person that is a “controlled foreign corporation” (within the meaning of Section 957 of the Code), but only if a Loan Party or a US Person that is an Affiliate of a Loan Party is, with respect to such Person, a “United States shareholder” (within the meaning of Section 951(b) of the Code) described in Section 951(a)(1) of the Code and (b) each subsidiary of any Person described in clause (a). “CFC Holding Company” means each Subsidiary that has no material assets other than assets that consist (directly or indirectly through other CFC Holding Companies) of Capital Securities or indebtedness (as determined for US tax purposes) in one or more CFCs or CFC Holding Companies. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, promulgated or issued. “Change of Control” means (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 50% or more of the voting capital stock of the Company, (b) within a period of 12 consecutive calendar months, individuals who were directors of the Company on the first day of such period shall cease to constitute a majority of the board of directors of the Company and shall not have been replaced by individuals approved or nominated by the board as substantially constituted at the beginning of such period or (c) a “change in control” (or similar event, however denominated), under and as defined in any indenture or other agreement or instrument evidencing, governing the rights of the holders of or otherwise relating to any Material Indebtedness of the Company or any Subsidiary, shall have occurred with respect to the Company. “Charges” has the meaning set forth in Section 10.13. “CIP Regulations” has the meaning set forth in Article VIII. “Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Delayed Draw Term Loans, Incremental Term Loans of another “Class” established pursuant to Section 2.18 or Swingline Loans, (b) any Commitment, refers to whether such Commitment is a Revolving Commitment, a Delayed Draw Term Commitment or an 15 [[5866265v.11]] Incremental Term Commitment of another “Class” established pursuant to Section 2.18 and (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Code” means the Internal Revenue Code of 1986, as amended. “Commitment” means a Revolving Commitment, a Delayed Draw Term Commitment or an Incremental Term Commitment. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § et seq.), as amended from time to time, and any successor statute. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Company or any other Loan Party pursuant to any Loan Document or the transactions contemplated therein that is distributed to the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to Section 10.01, including through the Platform. “Company” means Westinghouse Air Brake Technologies Corporation, a Delaware corporation. “Compliance Certificate” means a Compliance Certificate in the form of Exhibit D or any other form approved by the Administrative Agent. “Computation Period” means each period of four consecutive Fiscal Quarters ending on the last day of a Fiscal Quarter. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Net Income” means, for any period, the net income (or loss) of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP. “Consolidated Net Tangible Assets” means, on any date of determination, all assets minus (a) all applicable depreciation, amortization and other valuation reserves, (b) all current liabilities and (c) all goodwill, trade names, trademarks, patents, copyrights, unamortized debt discount and expenses and other intangibles, in each case, of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP and as set forth on the most recently available consolidated balance sheet of the Company prepared in accordance with GAAP.

16 [[5866265v.11]] “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies, or the dismissal or appointment of the management, of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Convertible Indebtedness” means Indebtedness convertible at the option of the holder thereof into Capital Securities of the Company, cash or a combination of Capital Securities of the Company and cash (as provided in the documentation governing such Indebtedness). “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity” means (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b), or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning set forth in Section 10.20. “Credit Party” means the Administrative Agent, each Issuing Bank, the Swingline Lender and each other Lender. “CRR” means the Council Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012. “Daily Simple RFR” means, for any day (an “RFR Day”), a rate per annum determined by the Administrative Agent, for any Loan, interest or other amount denominated in, or calculated with respect to, Sterling or Euro, by dividing (the resulting quotient rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100 of 1%) (a) the rate set forth in clause (i) or (ii) below, as applicable, by (b) a number equal to 1.00 minus the RFR Reserve Percentage: (i) in the case of Sterling, SONIA for the day (such day, adjusted as applicable as set forth herein, the “SONIA Lookback Day”) that is two Business Days prior to (A) if such RFR Day is a Business Day, such RFR Day or (B) if such RFR Day is not a Business Day, the Business Day immediately preceding such RFR Day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA Administrator’s Website; and (ii) in the case of Euro, €STR for the day (such day, adjusted as applicable as set forth herein, the “€STR Lookback Day”) that is two Business Days prior to (A) if such RFR Day is a Business Day, such RFR Day or (B) if such RFR Day is not a Business Day, the Business Day immediately preceding such RFR Day, in 17 [[5866265v.11]] each case, as such €STR is published by the €STR Administrator on the €STR Administrator’s Website; provided that if, with respect to any currency, the sum of (x) the rate determined as set forth above for such currency plus (y) the applicable RFR Adjustment with respect to such currency would be less than zero, such rate shall be adjusted for all purposes of this Agreement so that such sum shall be equal to zero. The adjusted Daily Simple RFR for each outstanding RFR Loan shall be adjusted automatically as of the effective date of any change in the RFR Reserve Percentage. The Administrative Agent shall give prompt notice to the Company of the Daily Simple RFR as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error. If by 5:00 p.m. (local time for the applicable RFR) on the second Business Day immediately following the applicable Daily Simple RFR Lookback Day, the RFR in respect of such Daily Simple RFR Lookback Day has not been published on the applicable RFR Administrator’s Website, then the RFR for such Daily Simple RFR Lookback Day will be the RFR as published in respect of the first preceding Business Day for which such RFR was published on the applicble RFR Administrator’s Website; provided that any RFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple RFR for no more than three consecutive RFR Days. Any change in Daily Simple RFR due to a change in the applicable RFR shall be effective from and including the effective date of such change in the RFR, without notice to any Borrower. “Daily Simple RFR Lookback Day” means any SONIA Lookback Day or any €STR Lookback Day, as applicable. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to the quotient (rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100 of 1%) resulting from dividing (a) SOFR for the day (such day, adjusted as applicable as set forth herein, the “SOFR Lookback Day”) that is two Business Days prior to (i) if such SOFR Rate Day is a Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a Business Day, the Business Day immediately preceding such SOFR Rate Day by (b) a number equal to 1.00 minus the SOFR Reserve Percentage. The Daily Simple SOFR for each outstanding Daily Simple SOFR Loan shall be adjusted automatically as of the effective date of any change in the SOFR Reserve Percentage. The Administrative Agent shall give prompt notice to the Company of the Daily Simple SOFR as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error. If by 5:00 p.m., New York City time, on the second Business Day immediately following the SOFR Lookback Day, SOFR in respect of such SOFR Lookback Day has not been published on the NYFRB’s Website, then SOFR for such SOFR Lookback Day will be SOFR as published in respect of the first preceding Business Day for which SOFR was published on the NYFRB’s Website; provided that SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of the Daily Simple SOFR for no more than three consecutive SOFR Rate Days. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR, without notice to any Borrower. 18 [[5866265v.11]] “Daily Simple SOFR Borrowing” means any Borrowing comprised of Daily Simple SOFR Loans. “Daily Simple SOFR Loan” means any Loan that bears interest at a rate determined by reference to the Adjusted Daily Simple SOFR. “Default” means any event or condition that constitutes, or upon notice, lapse of time or both would constitute, an Event of Default. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, (i) to fund any portion of its Loans, (ii) to fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) to pay to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified in such writing, including, if applicable, by reference to a specific Default) has not been satisfied, (b) has notified the Company, the Administrative Agent, the Swingline Lender or any Issuing Bank in writing, or has made a public statement, to the effect that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good-faith determination that a condition precedent (specifically identified in such writing, including, if applicable, by reference to a specific Default) to funding a Loan cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent, the Swingline Lender or any Issuing Bank made in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, (d) has, or has a Lender Parent that has, become the subject of a Bankruptcy Event or (e) has, or has a Lender Parent that has, become the subject of a Bail-In Action. “Delayed Draw Term Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make a Delayed Draw Term Loan on a Delayed Draw Term Funding Date, expressed as an amount representing the maximum principal amount of the Delayed Draw Term Loan to be made by such Lender, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender’s Delayed Draw Term Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Delayed Draw Term Commitment, as applicable. The initial aggregate amount of the Lenders’ Delayed Draw Term Commitments is US$250,000,000. 19 [[5866265v.11]] “Delayed Draw Term Commitment Termination Date” means 5:00 p.m., New York City time, on the date that is 18 months following the Restatement Effective Date. “Delayed Draw Term Facility” means the delayed draw term loan facility provided for herein, including the Delayed Draw Term Commitments and the Delayed Draw Term Loans. “Delayed Draw Term Funding Date” means any date, after the Restatement Effective Date and on or before the Delayed Draw Term Commitment Termination Date, on which a Delayed Draw Term Loan is made pursuant to clause (a) of Section 2.01. “Delayed Draw Term Lender” means a Lender with a Delayed Draw Term Commitment or an outstanding Delayed Draw Term Loan. “Delayed Draw Term Loan” means a Loan made pursuant to clause (a) of Section 2.01. “Delayed Draw Term Maturity Date” means the fifth anniversary of the Restatement Effective Date. “Delayed Draw Term Ticking Fee” has the meaning set forth in Section 2.09(b). “Designated Cash Management Obligations” means the due and punctual payment and performance of all obligations of the Company and the Subsidiaries in respect of any Cash Management Services provided to the Company or any Subsidiary that are (a) owed to the Administrative Agent, any Arranger or an Affiliate of any of the foregoing, or to any Person that, at the time such obligations were incurred, was the Administrative Agent, an Arranger or an Affiliate of any of the foregoing, (b) owed on the Restatement Effective Date to a Person that is a Lender or an Affiliate of a Lender as of the Restatement Effective Date or (c) owed to a Person that is a Lender or an Affiliate of a Lender at the time such obligations are incurred, including obligations with respect to fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including obligations accruing, at the rate specified therein, or incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding). “Designated Hedge Obligations” means the due and punctual payment and performance of all obligations of the Company and the Subsidiaries under each Hedging Agreement that (a) is with a counterparty that is, or was on the Restatement Effective Date, the Administrative Agent, an Arranger or an Affiliate of any of the foregoing, whether or not such counterparty shall have been the Administrative Agent, an Arranger or an Affiliate of any of the foregoing at the time such Hedging Agreement was entered into, (b) is in effect on the Restatement Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Restatement Effective Date or (c) is entered into after the Restatement Effective Date with a counterparty that is a Lender or an Affiliate of a Lender at the time such Hedging Agreement is entered into, including obligations with respect to payments

20 [[5866265v.11]] for early termination, fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including obligations accruing, at the rate specified therein, or incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding). “Designated Subsidiary” means each Subsidiary of the Company, other than an Excluded Subsidiary. “Disposition” means any direct or indirect sale, transfer or other disposition (or series of related sales, transfers or other dispositions) by the Company or any of its Subsidiaries, including any disposition by means of a merger, consolidation or similar transaction, of all or substantially all the assets of any division or line of business of the Company or such Subsidiary or any other assets of the Company or such Subsidiary outside of the ordinary course of business of the Company or such Subsidiary. “Documentation Agents” means the Persons identified as such on the cover page of this Agreement. “Domestic Borrowing Subsidiary” means any Borrowing Subsidiary that is a Domestic Subsidiary. “Domestic Subsidiary” means a Subsidiary of the Company organized under the laws of the United States of America, any State thereof or the District of Columbia. “EBITDA” means, for any period, Consolidated Net Income for such period plus, (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum for such period of: (i) Interest Expense, (ii) income tax expense, (iii) depreciation and amortization, (iv) losses from Dispositions, (v) extraordinary losses, (vi) all noncash charges, expenses or losses, other than any noncash charge, expense or loss (A) constituting a write-off of receivables or (B) to the extent any cash payment was or will be made in respect thereof, whether during such period or in any prior or subsequent period, (vii) one-time transaction costs, fees and expenses related to any Material Acquisition, whether or not such Material Acquisition is consummated, and 21 [[5866265v.11]] (viii) restructuring, integration and related charges or expenses (which for the avoidance of doubt, include retention, severance, systems establishment costs, contract termination costs, future lease commitments and costs to consolidate facilities and relocate employees) related to any Material Acquisition, provided that the charges or expenses added back pursuant to this clause (viii) shall not exceed US$110,000,000 in the aggregate for all periods (it being understood that the limitation in this proviso shall not apply to any portion of such charges or expenses permitted to be added back pursuant to any other clause of this definition), minus (b) without duplication and to the extent added in determining such Consolidated Net Income, the sum for such period of: (i) noncash credits to net income, other than any credits to the extent any cash payment was or will be received in respect thereof, whether during such period or in any prior or subsequent period, (ii) gains from Dispositions, (iii) noncash gains from discontinued operations, and (iv) extraordinary income; provided, however, that in the event of a Material Acquisition or a Material Disposition consummated during the period of determination, the calculation of the Leverage Ratio shall be made giving pro forma effect to such transaction as if it had occurred on the first day of such period. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of any Person described in clause (a) above or (c) any entity established in an EEA Member Country that is a subsidiary of any Person described in clause (a) or (b) above and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means June 8, 2018. “Electronic Signature” means an electronic signature, sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. 22 [[5866265v.11]] “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person, other than, in each case, a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), a Defaulting Lender, the Company, any Subsidiary or any other Affiliate of the Company. “Eligible Currency” means any currency other than US Dollars that is readily available and freely traded, that is convertible into US Dollars in the international interbank market and as to which a US Dollar Equivalent may be readily calculated. “Environmental Claims” means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for any violation of any Environmental Law, or for injury to human health or the environment, including those resulting from a Release or threatened Release of any Hazardous Substance. “Environmental Laws” means all applicable federal, state, provincial, local, tribal, territorial and foreign laws (including common law), constitutions, statutes, treaties, regulations, rules, ordinances and codes and any consent decrees, settlement agreements, judgments, orders, directives, or legally-enforceable policies or programs issued by or entered into with a Governmental Authority pertaining or relating to (a) pollution or pollution control, (b) protection of human health from exposure to hazardous or toxic substances or wastes, (c) protection of the environment and/or natural resources, (d) employee safety in the workplace, (e) the presence, use, management, generation, manufacture, processing, extraction, treatment, recycling, refining, reclamation, labeling, packaging, sale, transport, storage, collection, distribution, disposal or Release or threat of Release of hazardous or toxic substances or wastes, (f) the presence of contamination, (g) the protection of endangered or threatened species or (h) the protection of environmentally sensitive areas. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “ERISA Event” means (a) with respect to a Pension Plan, a reportable event under Section 4043 of ERISA as to which event (after taking into account notice waivers provided for in the regulations) there is a duty to give notice to the PBGC, (b) a withdrawal by the Company or any member of the ERISA Group from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by the Company or any member of the ERISA Group from a Multiemployer Plan or occurrence of an event described in Section 4041A(a) of ERISA that results in the termination of a Multiemployer Plan, (d) the filing of a notice of intent to terminate a Pension Plan, the treatment of a Pension Plan amendment as a termination under Section 4041(e) of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan, (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, (f) the 23 [[5866265v.11]] imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any member of the ERISA Group or (g) any Foreign Benefit Event. “ERISA Group” means, at any time, the Company and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Company, are treated as a single employer under Section 414 of the Code or Section 4001(b)(1) of ERISA. “Erroneous Payment” has the meaning set forth in Article VIII. “Erroneous Payment Deficiency Assignment” has the meaning set forth in Article VIII. “Erroneous Payment Impacted Class” has the meaning set forth in Article VIII. “Erroneous Payment Return Deficiency” has the meaning set forth in Article VIII. “€STR” means a rate equal to the Euro Short Term Rate as administered by the €STR Administrator. “€STR Administrator” means the European Central Bank (or any successor administrator of the Euro Short Term Rate). “€STR Administrator’s Website” means the European Central Bank’s website, currently at http://www.ecb.europa.eu, or any successor source for the Euro Short Term Rate identified as such by the €STR Administrator from time to time. “€STR Lookback Day” has the meaning set forth in the definition of “Daily Simple RFR”. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Euro” or “€” means the single currency unit of the member States of the European Community that adopt or have adopted the Euro as their lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union. “Events of Default” has the meaning set forth in Section 7.01. “Exchange Act” means the United States Securities Exchange Act of 1934. “Exchange Rate” means, on any day, for purposes of determining the US Dollar Equivalent of any other currency, the rate at which such other currency may be

24 [[5866265v.11]] exchanged into US Dollars, determined by using the closing rate of exchange as of the Business Day immediately preceding the date of determination, as such closing rate of exchange is displayed on the applicable Reuters World Currency Page. In the event that such rate is not displayed on the applicable Reuters World Currency Page, (a) the Exchange Rate shall be determined by reference to such other publicly available service for providing exchange rates as may be agreed upon by the Administrative Agent and the Company or (b) in the absence of such an agreement, the Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent or one of its Affiliates in the market where its, or its Affiliate’s, foreign currency exchange operations in respect of such currency are then being conducted, at or as near as practicable to such time of determination, on such day for the purchase of US Dollars for delivery two Business Days later, provided that if at the time of such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it reasonably deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error. Notwithstanding the foregoing provisions of this definition, each Issuing Bank may, solely for purposes of computing the fronting fees owed to it under Section 2.09(c), compute the US Dollar Equivalent of the LC Exposure attributable to Letters of Credit issued by it by reference to exchange rates determined using any reasonable method customarily employed by it for such purpose. “Excluded Subsidiary” means (a) any Subsidiary set forth on Schedule 1.01, (b) any Subsidiary that is not wholly owned by the Company (provided that, for purposes of this clause (b), the determination of whether GET SpinCo or any of its subsidiaries is a wholly owned Subsidiary of the Company shall be determined without giving effect to the shares of SpinCo Class A Preferred Stock (as defined in the GET Separation Agreement) held directly or indirectly by the GET Seller), (c) any Subsidiary that is a CFC or a CFC Holding Company, (d) unless otherwise agreed by the Company, any Subsidiary that is not a Material Subsidiary, (e) any Subsidiary that is prohibited by applicable law, rule or regulation or, in the case of any Subsidiary that is acquired after the Restatement Effective Date, by any contractual obligation existing on the date such Subsidiary is acquired (and, in each case, not established in anticipation thereof) from providing a Guarantee of the Obligations or that would require consent, approval, license or authorization of any Governmental Authority to provide a Guarantee of the Obligations (unless such consent, approval, license or authorization has been obtained), (f) any captive insurance company, (g) any not-for-profit Subsidiary or (h) any special purposes entity, including any Securitization Subsidiary; provided that (i) any Subsidiary that is an Excluded Subsidiary under any of the foregoing clauses shall automatically cease to be an Excluded Subsidiary at such time as the condition causing it to be an Excluded Subsidiary shall be remedied or shall cease to be in effect and (ii) no Subsidiary shall be an Excluded Subsidiary under any of the foregoing clauses if such Subsidiary is an obligor, including pursuant to a Guarantee, in respect of any Indebtedness issued under the 2013 Note Indenture or any supplemental indenture thereto. “Excluded Swap Obligation” means, with respect to any Subsidiary Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee by such Subsidiary Guarantor of such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule or regulation promulgated 25 [[5866265v.11]] thereunder or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Subsidiary Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to any “keepwell, support or other agreement”, as defined in the Commodity Exchange Act, for the benefit of such Subsidiary Guarantor and any and all Guarantees of such Subsidiary Guarantor’s Swap Obligations by the other Loan Parties) at the time the Guarantee of such Subsidiary Guarantor becomes effective with respect to such Swap Obligation. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that otherwise are Other Connection Taxes, (b) in the case of a Lender with respect to a Loan or Commitment to the Company or any Domestic Borrowing Subsidiary, US federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in such Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in such Loan or Commitment (it being understood that the date on which a Lender acquires an interest in a Loan funded pursuant to a Commitment is the date on which the Lender enters into the applicable Commitment, but the date on which a Lender acquires an interest in a Loan not funded pursuant to a Commitment is the date on which the Lender acquires an interest in the applicable Loan); provided that this clause (i) shall not apply to a Lender that becomes a Lender pursuant to an assignment request by the Company under Section 2.16(b), or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.14, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in such Loan or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.14(f) and (d) any withholding Taxes imposed under FATCA. For purposes of clause (b)(i) of this definition, a participation acquired pursuant to Section 2.15(c) shall be treated as having been acquired on the earlier date(s) on which the applicable Lender acquired the applicable interests in the Commitments or Loans to which such participation relates. “Existing Credit Agreement” means the Credit Agreement dated as of June 8, 2018 (as amended as of February 22, 2019, as further amended as of April 22, 2021 and as further amended as of December 29, 2021), among the Company, Wabtec BV, the other borrowing subsidiaries party thereto, the lenders party thereto and PNC, as administrative agent. “Existing Letter of Credit” means (a) each letter of credit or bank guaranty issued for the account of any Borrower under the Existing Credit Agreement that is (i) outstanding on the Restatement Effective Date and (ii) listed on Schedule 2.20(b) and (b) any letter of credit that is issued by any Issuing Bank for the account of the Company or any of its Subsidiaries and, subject to compliance with the requirements set forth in 26 [[5866265v.11]] Section 2.20 as to the maximum LC Exposure and expiration of Letters of Credit, is designated as an Existing Letter of Credit by written notice thereof by the Company and such Issuing Bank to the Administrative Agent (which notice shall contain a representation and warranty by the Company as of the date thereof that the conditions precedent set forth in Sections 4.02(a) and 4.02(b) shall be satisfied immediately after giving effect to such designation). “Existing Revolving Borrowings” has the meaning set forth in Section 2.18(e). “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b) of the Code as of the date of this Agreement (or any amended or successor version described above), any intergovernmental agreement (and any related fiscal or regulatory legislation, rules or official practices) implementing the foregoing. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depository institutions, as determined in such manner shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding business day by the NYFRB as the federal funds effective rate; provided that if such rate as so determined be less than zero, the Federal Funds Effective Rate shall be deemed to be zero. “Fiscal Quarter” means a fiscal quarter of a Fiscal Year. “Fiscal Year” means the fiscal year of the Company and its Subsidiaries, which period shall be the 12-month period ending on December 31 of each year. “Fitch” means Fitch Ratings, Inc., or any successor to its rating agency business. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the Restatement Effective Date, the further applicable modification, amendment or renewal of this Agreement or otherwise as necessary and in accordance with the terms of this Agreement) with respect to the Relevant Rate. “Foreign Benefit Event” means, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (d) the complete or partial withdrawal of any participating Borrower or Subsidiary therefrom or (e) the occurrence of any transaction that is prohibited under any applicable 27 [[5866265v.11]] law and that could reasonably be expected to result in the incurrence of any liability by the Company or any Subsidiary, or the imposition on the Company or any Subsidiary of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case. “Foreign Borrowing Subsidiary” means any Borrowing Subsidiary that is a Foreign Subsidiary. “Foreign Lender” means a Lender that is not a US Person. “Foreign Pension Plan” means any benefit plan that under applicable law of any jurisdiction other than the United States is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority. “Foreign Subsidiary” means a Subsidiary of the Company which is not a Domestic Subsidiary. “GAAP” means, subject to Section 1.04, generally accepted accounting principles in the United States of America, applied in accordance with the consistency requirements thereof. “GET Seller” means General Electric Company, a New York corporation. “GET Separation Agreement” means the Separation, Distribution and Sale Agreement dated as of May 20, 2018 (as amended by that certain Amendment to Separation, Distribution and Sale Agreement dated as of January 25, 2019), among the GET Seller, GET SpinCo, the Company and Wabtec US Rail, Inc., a Delaware corporation, together with the exhibits, schedules and annexes thereto and the ancillary agreements referred to therein. “GET SpinCo” means Transportation Systems Holdings Inc., a Delaware corporation. “Governmental Authority” means (a) any nation or government, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative authority or functions of or pertaining to government, including any authority or other quasi-governmental entity established to perform any of such functions and (b) any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank. “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or

28 [[5866265v.11]] services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (d) as an account party in respect of any letter of credit, bank guaranty or a similar instrument issued to support such Indebtedness; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount, as of any date of determination, of any Guarantee shall be the principal amount outstanding on such date of the Indebtedness guaranteed thereby (or, in the case of (i) any Guarantee the terms of which limit the monetary exposure of the guarantor or (ii) any Guarantee of an obligation that does not have a principal amount, the maximum monetary exposure as of such date of the guarantor under such Guarantee (as determined, in the case of clause (i), pursuant to such terms or, in the case of clause (ii), reasonably and in good faith by the chief financial officer of the Company)). “Guarantee Agreement” means the Guarantee Agreement dated as of the Effective Date, among the Company, the Subsidiary Guarantors and the Administrative Agent, together with all supplements thereto. “Guaranteed Borrowing Subsidiary Obligations” has the meaning set forth in Section 9.01. “Guarantee Requirement” means, at any time, the requirement that the Administrative Agent shall have received from the Company and each Designated Subsidiary either (a) a counterpart of the Guarantee Agreement duly executed and delivered on behalf of such Person or (b) in the case of any Person that becomes a Designated Subsidiary after the Effective Date, a supplement to the Guarantee Agreement, in the form specified therein, duly executed and delivered on behalf of such Person, together with certificates, documents and opinions of the type referred to in paragraphs (c) and (d) of Section 4.01 of the Existing Credit Agreement with respect to such Designated Subsidiary. Notwithstanding the foregoing: (i) this definition shall not require the provision of a Guarantee by any Subsidiary, or the obtaining of legal opinions or other deliverables, if and for so long as the Administrative Agent determines, in consultation with the Company, that the cost of providing such Guarantee or obtaining such legal opinions or other deliverables shall be excessive in relation to the benefit to be afforded to the Lenders therefrom; and (ii) the Administrative Agent may grant extensions of time for the provision of a Guarantee by any Subsidiary, or the obtaining of legal opinions or other deliverables with respect to any Subsidiary, where it determines, in consultation with the Company, that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Guarantee Agreement. 29 [[5866265v.11]] “Hazardous Substances” means (a) any petroleum or petroleum products, by-products or derivatives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, polychlorinated biphenyls, radon gas and mold, (b) any chemicals, materials, wastes, pollutants or substances listed, classified or defined as or included in the definition of “hazardous substances”, “hazardous waste”, “hazardous materials”, “extremely hazardous substances”, “restricted hazardous waste”, “toxic substances”, “toxic pollutants”, “contaminants”, “pollutants”, or words of similar import, under any applicable Environmental Law, and (c) any other chemical, material, waste or substance, the exposure to or release of which is prohibited, limited or regulated by any Governmental Authority or for which any duty or standard of care is imposed pursuant to any Environmental Law. “Hedging Agreement” means any agreement with respect to any swap, forward, future or derivative transaction, or any option or similar agreement, involving, or settled by reference to, one or more rates, currencies, commodities, prices of equity or debt securities or instruments, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value, or any similar transaction or combination of the foregoing transactions; provided that none of the following shall constitute a Hedging Agreement: (a) any phantom stock or similar plan providing for payments only on account of services provided by, or any stock option or stock compensation plan providing for grants to, current or former directors, officers, employees or consultants of the Company or the Subsidiaries; (b) any issuance by the Company of Convertible Indebtedness or warrants or options entitling third parties to purchase the Company’s common stock (or, at the Company’s option, to receive cash in lieu thereof); (c) any purchase of Capital Securities or Indebtedness (including Convertible Indebtedness) of the Company pursuant to delayed delivery contracts; or (d) any of the foregoing to the extent it constitutes a derivative embedded in a convertible security issued by the Company. “Hedging Liabilities” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under any and all Hedging Agreements. “Incremental Commitment” means an Incremental Revolving Commitment or an Incremental Term Commitment. “Incremental Facility Agreement” means an Incremental Facility Agreement, in form and substance reasonably satisfactory to the Company and the Administrative Agent, among the Company, the Administrative Agent and one or more Incremental Lenders, establishing Incremental Term Commitments or Incremental Revolving Commitments and effecting such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.18. “Incremental Lender” means an Incremental Revolving Lender or an Incremental Term Lender, as applicable. 30 [[5866265v.11]] “Incremental Revolving Commitment” means, with respect to any Lender, the commitment, if any, of such Lender, established pursuant to an Incremental Facility Agreement and Section 2.18, to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder. “Incremental Revolving Lender” means a Lender with an Incremental Revolving Commitment. “Incremental Term Commitment” means, with respect to any Lender, the commitment, if any, of such Lender, established pursuant to an Incremental Facility Agreement and Section 2.18, to make Incremental Term Loans of any Class to the Company hereunder. “Incremental Term Lender” means each Lender with an Incremental Term Commitment or an outstanding Incremental Term Loan. “Incremental Term Loan” means a Loan made by an Incremental Term Lender to the Company pursuant to Section 2.18. “Incremental Term Maturity Date” means, with respect to Incremental Term Loans of any Class, the scheduled date on which such Incremental Term Loans shall become due and payable in full hereunder, as specified in the applicable Incremental Facility Agreement. “Indebtedness” of any Person means, without duplication, (a) all indebtedness of such Person, (b) all borrowed money of such Person, whether or not evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person as lessee under Capital Leases that have been or should be recorded as liabilities on a balance sheet of such Person in accordance with GAAP, (d) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business and earn-out or other contingent payment obligations arising in connection with an Acquisition), (e) all obligations of a type set forth in clause (a), (b), (c), (d) or (f) of this definition secured by a Lien on the property of such Person, whether or not such obligations shall have been assumed by such Person; provided that if such Person has not assumed or otherwise become liable for such obligations, the amount of Indebtedness under this clause (e) shall be the lesser of (i) the principal amount of such obligations and (ii) the fair value of such property securing such obligations at the time of determination, (f) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn), bankers’ acceptances, bank guaranties and similar obligations issued for the account of such Person, (g) all net Hedging Liabilities of such Person, (h) all Guarantees of such Person, (i) all Attributable Debt of such Person and (j) all Indebtedness of any partnership of which such Person is a general partner and to the extent liable for such Indebtedness. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), 31 [[5866265v.11]] Other Taxes; provided, however, that VAT shall not be an Indemnified Tax but shall instead be governed by the provisions of Section 2.14(h). “Indemnitee” has the meaning set forth in Section 10.03(b). “Interest Coverage Ratio” means, for any Computation Period, the ratio of (a) EBITDA for such Computation Period to (b) Interest Expense for such Computation Period. “Interest Election Request” means a request by or on behalf of a Borrower to convert or continue a Borrowing in accordance with Section 2.05, which shall be in the form of Exhibit E or any other form approved by the Administrative Agent. “Interest Expense” means, for any period, the consolidated interest expense of the Company and its Subsidiaries for such period (including all imputed interest on Capital Leases), determined on a consolidated basis in accordance with GAAP. “Interest Payment Date” means (a) with respect to any ABR Loan (including any Swingline Loan), the first Business Day following the last day of each March, June, September and December, (b) with respect to any RFR Loan, the last Business Day of each calendar month, (c) with respect to any Term SOFR Loan or CDOR Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part (and, in the case of a Term SOFR Borrowing with an Interest Period of more than three months’ duration, such day or days prior to the last day of such Interest Period as shall occur at intervals of three months’ duration after the first day of such Interest Period) and (d) with respect to any Daily Simple SOFR Loan (if such Type of Loan is applicable pursuant to Section 2.11), the last Business Day of each calendar month. “Interest Period” means, with respect to any Term SOFR Borrowing or CDOR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or, solely in the case of a Term SOFR Borrowing, six months thereafter, as the applicable Borrower may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “IRS” means the Internal Revenue Service and any Person succeeding to the functions thereof.

32 [[5866265v.11]] “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuing Bank” means (a) PNC, (b) Citibank, N.A., (c) HSBC Bank USA, N.A., (d) JPMorgan Chase Bank, N.A., (e) TD Bank, N.A. and (f) each Lender that shall have become an Issuing Bank hereunder as provided in Section 2.20(i) (other than any Person that shall have ceased to be an Issuing Bank as provided in Section 2.20(j)), each in its capacity as an issuer of Letters of Credit hereunder. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Bank shall, or shall cause such Affiliate to, comply with the requirements of Section 2.20 with respect to such Letters of Credit). “Judgment Currency” has the meaning set forth in Section 10.18(b). “LC Commitment” means, with respect to any Issuing Bank, the maximum permitted amount of the LC Exposure that may be attributable to Letters of Credit issued by such Issuing Bank. The initial amount of each Issuing Bank’s LC Commitment is set forth on Schedule 2.20(a) or, in the case of any Issuing Bank that becomes an Issuing Bank hereunder pursuant to Section 2.20(i), in a written agreement referred to in such Section or, in each case, such other maximum permitted amount with respect to any Issuing Bank as may have been agreed in writing (and notified in writing to the Administrative Agent) by such Issuing Bank and the Company. “LC Currency” means, with respect to Letters of Credit to be issued by any Issuing Bank, (a) US Dollars and (b) any other Eligible Currency that such Issuing Bank shall agree shall constitute an “LC Currency” for purposes hereof. “LC Disbursement” means a payment made by any Issuing Bank pursuant to a Letter of Credit. The amount of any LC Disbursement made by an Issuing Bank in any LC Currency (other than US Dollars) and not reimbursed by the applicable Borrower shall be determined as set forth in Section 2.20(f) or 2.20(l), as applicable. “LC Exchange Rate” means, on any day, with respect to US Dollars in relation to any LC Currency (other than US Dollars), the rate at which US Dollars may be exchanged into such LC Currency, determined by using the closing rate of exchange as of the Business Day immediately preceding the date of determination, as such closing rate of exchange is displayed on the applicable Reuters World Currency Page. In the event that such rate is not displayed on the applicable Reuters World Currency Page, (a) the LC Exchange Rate shall be determined by reference to such other publicly available service for providing exchange rates as may be agreed upon by the Administrative Agent and the Company or (b) in the absence of such an agreement, the LC Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent or one of its Affiliates in the market where its, or its Affiliate’s, foreign currency exchange operations in respect of such currency are then being conducted, at or as near as practicable 33 [[5866265v.11]] to such time of determination, on such day for the purchase of such LC Currency with US Dollars for delivery two Business Days later, provided that if at the time of such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it reasonably deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error. “LC Exposure” means, at any time, the sum of (a) the sum of the US Dollar Equivalents (based on the applicable Exchange Rates) of the aggregate amount of all Letters of Credit that remains available for drawing at such time and (b) the sum of the US Dollar Equivalents (based on the applicable Exchange Rates) of the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrowers at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time, adjusted to give effect to any reallocation under Section 2.17(c) of the LC Exposure of Defaulting Lenders in effect at such time. “LC Participation Calculation Date” means, with respect to any LC Disbursement made by any Issuing Bank or any refund of a reimbursement payment made by any Issuing Bank to any Borrower, in each case in an LC Currency other than US Dollars, (a) the date on which such Issuing Bank shall advise the Administrative Agent that it purchased with US Dollars the LC Currency used to make such LC Disbursement or refund or (b) if such Issuing Bank shall not advise the Administrative Agent that it made such a purchase, the date on which such LC Disbursement or refund is made. “Lender Parent” means, with respect to any Lender, any Person in respect of which such Lender is a subsidiary. “Lenders” means the Persons listed on Schedule 2.01, any Incremental Lender that shall have become a party hereto pursuant to an Incremental Facility Agreement and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender. “Letter of Credit” means each Existing Letter of Credit and any other letter of credit or bank guaranty issued pursuant to this Agreement, in each case other than any such letter of credit or bank guaranty that shall have ceased to be a “Letter of Credit” outstanding hereunder pursuant to Section 10.05. “Letter of Credit Termination Date” means the fifth Business Day prior to the Revolving Maturity Date. “Leverage Ratio” means, as of any date of determination, the ratio of (a) (i) Total Debt on such date of determination less (ii) Unrestricted Cash on such date of determination, provided that the amount deducted pursuant to this clause (ii) may not in any event exceed, as of any date of determination, US$300,000,000, to (b) EBITDA for the most recently ended Computation Period (including any Computation Period ending on the date of determination). 34 [[5866265v.11]] “Lien” means any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security. “Loan Document Obligations” means (a) the due and punctual payment by each Borrower of the principal of and premium, if any, and interest (including interest accruing, at the rate specified herein, during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on all Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) the due and punctual payment by each Borrower of each payment required to be made by such Borrower under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of LC Disbursements, interest thereon (including interest accruing, at the rate specified herein, during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral and (c) the due and punctual payment or performance by each Borrower and each Subsidiary Guarantor of all other monetary obligations under this Agreement or any other Loan Document, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations accruing, at the rate specified herein or therein, or incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding). “Loan Documents” means this Agreement, the Guarantee Agreement, each Borrowing Subsidiary Accession Agreement, each Borrowing Subsidiary Termination, any agreement designating an additional Issuing Bank as contemplated by Section 2.20(i), each Incremental Facility Agreement and, except for purposes of Section 10.02, any promissory notes delivered pursuant to Section 2.07(c) and each written agreement (if any) between the Company and any Issuing Bank regarding such Issuing Bank’s LC Commitment. “Loan Parties” means the Company, the Borrowing Subsidiaries and the Subsidiary Guarantors. “Loans” means the loans made by the Lenders to the Borrowers pursuant to this Agreement. “Local Time” means (a) with respect to a Loan or Borrowing denominated in US Dollars or any Letter of Credit, New York City time, (b) with respect to a Loan or Borrowing denominated in Canadian Dollars, Toronto time, (c) with respect to a Loan or Borrowing denominated in Sterling, London time, and (d) with respect to any Loan or Borrowing denominated in Euro, Brussels time. “Majority in Interest”, when used in reference to Lenders of any Class, means, at any time, (a) in the case of the Revolving Lenders, Lenders having Revolving Exposures and unused Revolving Commitments representing more than 50% of the sum 35 [[5866265v.11]] of the aggregate Revolving Exposures and the aggregate amount of the unused Revolving Commitments at such time and (b) in the case of the Delayed Draw Term Lenders, Lenders having Delayed Draw Term Loans and unused Delayed Draw Term Commitments representing more than 50% of the sum of the aggregate outstanding principal amount of all the Delayed Draw Term Loans and the aggregate amount of the unused Delayed Draw Term Commitments at such time. “Mandatory Restrictions” has the meaning set forth in Section 1.09. “Margin Stock” has the meaning set forth in Regulation U. “Material Acquisition” means any Acquisition in which the aggregate consideration payable by the Company and its Subsidiaries has a value of US$10,000,000 or more. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the financial condition, operations, assets, business or properties of the Company and its Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Loan Parties, taken as a whole, to perform any of the payment Obligations under any Loan Document or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party. “Material Disposition” means any Disposition in which the aggregate consideration received by the Company and its Subsidiaries has a value of US$10,000,000 or more. “Material Indebtedness” means Indebtedness (other than under the Loan Documents) of any one or more of the Company and the Subsidiaries in an aggregate outstanding principal amount of US$200,000,000 or more. For purposes of determining Material Indebtedness, the “principal amount” of the Hedging Liabilities of the Company or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time. “Material Subsidiary” means each Subsidiary of the Company (a) the consolidated total assets of which equal 5.0% or more of the consolidated total assets of the Company or (b) the consolidated revenues of which equal 5.0% or more of the consolidated revenues of the Company, in each case as of the end of or for the most recent period of four consecutive Fiscal Quarters of the Company for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) (or, prior to the first delivery of any such financial statements, as of the end of or for the period of four consecutive Fiscal Quarters of the Company most recently ended prior to the date of this Agreement); provided that if at the end of or for any such most recent period of four consecutive Fiscal Quarters the combined consolidated total assets or combined consolidated revenues of all Subsidiaries that under clauses (a) and (b) above would not constitute Material Subsidiaries

36 [[5866265v.11]] shall have exceeded 10.0% of the consolidated total assets of the Company or 10.0% of the consolidated revenues of the Company, then, unless the Company otherwise designates Subsidiaries in writing, one or more of such excluded Subsidiaries shall for all purposes of this Agreement be deemed to be Material Subsidiaries in descending order based on the amounts of their consolidated total assets or consolidated revenues, as the case may be, until such excess shall have been eliminated. “Maturity Date” means the Revolving Maturity Date or the Delayed Draw Term Maturity Date, as applicable. “Maximum Rate” has the meaning set forth in Section 10.13. “MNPI” means material information concerning the Company or any Subsidiary, or any of their securities, that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act and the Exchange Act. For purposes of this definition, “material information” means information concerning the Company or any Subsidiary, or any of their securities, that could reasonably be expected to be material for purposes of the United States federal and state securities laws. “Moody’s” means Moody’s Investors Service, Inc., or any successor to the rating agency business thereof. “Multiemployer Plan” means any employee pension benefit plan which is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA and to which the Company or any member of the ERISA Group are then making or accruing an obligation to make contributions or, within the preceding five plan years, has made or had an obligation to make such contributions. “Non-Defaulting Revolving Lender” means, at any time, any Revolving Lender that is not a Defaulting Lender at such time. “Non-Public Lender” means (a) until the publication of an interpretation of “public” as referred to in the CRR by the competent authority or authorities, an entity that (i) assumes rights and/or obligations vis-à-vis a Borrower incorporated in the Netherlands, the value of which is at least €100,000 (or its equivalent in another currency), (ii) provides repayable funds for an initial amount of at least €100,000 (or its equivalent in another currency), or (iii) otherwise qualifies as not forming part of the public; and (b) as soon as the interpretation of the term “public” as referred to in the CRR has been published by the competent authority or authorities, an entity which is not considered to form part of the public on the basis of such interpretation. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Objecting Lender” has the meaning set forth in Section 2.22(a). 37 [[5866265v.11]] “Obligations” means (a) the Loan Document Obligations, (b) the Designated Cash Management Obligations and (c) the Designated Hedge Obligations, excluding, with respect to any Subsidiary Guarantor, Excluded Swap Obligations with respect to such Subsidiary Guarantor. “Obligor” has the meaning set forth in Section 9.01. “OFAC” means the United States Treasury Department Office of Foreign Assets Control. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.16). “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in US Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding business day as an overnight bank funding rate by the NYFRB (or by such other recognized electronic source (such as Bloomberg) selected by the Administrative Agent for the purpose of displaying such rate); provided that if such day is not a Business Day, the Overnight Bank Funding Rate for such date shall be such rate on the immediately preceding Business Day; provided further that if such rate shall at any time, for any reason, no longer exist, the term “Overnight Bank Funding Rate” shall mean a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error): provided further that if the Overnight Bank Funding Rate as so determined would be less than zero, such rate shall be deemed to be zero. The applicable rate of interest charged hereunder shall be adjusted as of each Business Day based on changes in the Overnight Bank Funding Rate, without notice to any Borrower. “Parent Guarantee” means the Guarantee and other obligations of the Company set forth in Article IX. “Participant Register” has the meaning set forth in Section 10.04(c)(ii). “Participants” has the meaning set forth in Section 10.04(c)(i). 38 [[5866265v.11]] “Payment Recipient” has the meaning set forth in Article VIII. “PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor. “Pension Plan” means at any time an “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA) (including a “multiple employer plan” as described in Sections 4063 and 4064 of ERISA, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 or Section 430 of the Code and either (a) is sponsored, maintained or contributed to by the Company or any member of the ERISA Group for employees of the Company or any member of the ERISA Group or (b) has at any time within the preceding five years been sponsored, maintained or contributed to by any Person that was at such time a member of the ERISA Group for employees of any Person that was at such time a member of the ERISA Group, or in the case of a “multiple employer” or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years. “Performance Letter of Credit” means (a) a standby letter of credit issued to secure performance obligations, including, without limitation, the performance of services and/or delivery of goods by or on behalf of the Company and its Subsidiaries, advance payment, retention or warranty obligations, in each case in connection with business activities of the Company or its Subsidiaries or bids for prospective projects, and (b) a standby letter of credit issued to back a bank guarantee, surety bond, performance bond or other similar obligation, in each case, issued to support obligations of the type described in clause (a) above. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Platform” has the meaning set forth in Section 10.01(d). “PNC” means PNC Bank, National Association. “Prime Rate” means the rate of interest per annum publicly announced from time to time by PNC as its prime rate in effect at its principal office in Pittsburgh, Pennsylvania, which rate may not be the lowest or most favorable rate then being charged commercial borrowers or others by PNC. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. “Private Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that are not Public Side Lender Representatives. “PTE” means a prohibited transaction class exemption issued by the US Department of Labor, as any such exemption may be amended from time to time. 39 [[5866265v.11]] “Public Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that do not wish to receive MNPI. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning set forth in Section 10.20. “Quotation Day” means, with respect to Canadian Dollars for any Interest Period, the first day of such Interest Period, in each case unless market practice differs in the Toronto interbank market, in which case the Quotation Day shall be determined by the Administrative Agent in accordance with market practice in the Toronto interbank market (and if quotations would normally be given by leading banks in the Toronto interbank market on more than one day, the Quotation Day shall be the last of those days). “Recipient” means the Administrative Agent, the Swingline Lender, any other Lender, any Issuing Bank or any combination thereof (as the context requires). “Register” has the meaning set forth in Section 10.04(b)(iv). “Regulation U” means Regulation U of the Board of Governors. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the directors, officers, partners, members, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and of such Person’s Affiliates. “Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of Hazardous Substances into or onto the indoor or outdoor environment, including the movement of Hazardous Substances through or in the air, soil, surface water or groundwater. “Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of Loans denominated in US Dollars, the Board of Governors and/or the NYFRB, as applicable, or a committee officially endorsed or convened by the Board of Governors and/or the NYFRB or, in each case, any successor thereto, (b) with respect to a Benchmark Replacement in respect of Loans denominated in Euro, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto, (c) with respect to a Benchmark Replacement in respect of Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto and (d) with respect to a Benchmark Replacement in respect of Loans denominated in Canadian Dollars, (i) the Bank of Canada or (ii) any working group or committee officially endorsed or convened by (A) the Bank of Canada, (B) any other supervisor that is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement, (C) a group of the Bank of Canada or any other such supervisors or (D) the Financial Stability Board or any part thereof.

40 [[5866265v.11]] “Relevant Rate” means (a) with respect to any Term SOFR Borrowing, the Adjusted Term SOFR, (b) with respect to any CDOR Borrowing, the CDO Rate, (c) with respect to any RFR Borrowing, the applicable Daily Simple RFR and (d) with respect to any Daily Simple SOFR Borrowing (if such Type of Borrowing is applicable pursuant to Section 2.11), the Adjusted Daily Simple SOFR. “Relevant Screen Rate” means (a) with respect to any Term SOFR Borrowing, the Term SOFR Reference Rate and (b) with respect to any CDOR Borrowing, the Screen Rate. “Required Lenders” means, at any time, Lenders having Revolving Exposures, unused Revolving Commitments, Delayed Draw Term Loans and unused Delayed Draw Term Commitments representing more than 50% of the sum of the Aggregate Revolving Exposure, the aggregate amount of the unused Revolving Commitments, the aggregate outstanding principal amount of all the Delayed Draw Term Loans and the aggregate amount of the unused Delayed Draw Term Commitments at such time. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restatement Agreement” means the Amendment and Restatement Agreement dated as of August 15, 2022, among the Company, Wabtec BV, the other Loan Parties party thereto, the Lenders party thereto, the Issuing Banks party thereto, the Swingline Lender and the Administrative Agent. “Restatement Effective Date” has the meaning set forth in the Restatement Agreement. “Restricted Lender” has the meaning set forth in Section 1.09. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Capital Securities in the Company or any Subsidiary, or any payment or distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, exchange, conversion, cancelation or termination of, or any other return of capital with respect to, any Capital Securities in the Company or any Subsidiary. “Resulting Revolving Borrowings” has the meaning set forth in Section 2.18(e). “Revolving Availability Period” means the period from and including the Restatement Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments. “Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations 41 [[5866265v.11]] in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06, (b) increased from time to time pursuant to Section 2.18 or (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption or the Incremental Facility Agreement pursuant to which such Lender shall have assumed or provided its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders’ Revolving Commitments is US$1,500,000,000. “Revolving Commitment Fee” has the meaning set forth in Section 2.09(a). “Revolving Exposure” means, with respect to any Lender at any time, the sum of (a) the sum of the US Dollar Equivalents of the principal amounts of such Lender’s Revolving Loans outstanding at such time, (b) such Lender’s LC Exposure at such time and (c) such Lender’s Swingline Exposure at such time. “Revolving Facility” means the revolving credit facility provided for herein, including the Revolving Commitments, the Revolving Loans and participations in Letters of Credit and Swingline Loans. “Revolving Lender” means a Lender with a Revolving Commitment or Revolving Exposure. “Revolving Loan” means a Loan made pursuant to clause (b) of Section 2.01. “Revolving Maturity Date” means the fifth anniversary of the Restatement Effective Date. “RFR” means, for any Loan, interest or other amount denominated in, or calculated with respect to, (a) Sterling, SONIA and (b) Euro, €STR. “RFR Adjustment” means, with respect to any RFR Loan denominted in any currency, the adjustment set forth in the table below corresponding to such currency: Currency Adjustment to Daily Simple RFR Euros 0.0456% Sterling 0.0326% “RFR Administrator’s Website” means the SONIA Administrator’s Website or the €STR Administrator’s Website, as applicable. “RFR Borrowing” means any Borrowing comprised of RFR Loans. 42 [[5866265v.11]] “RFR Business Day” means, for any Loan, interest or other amount denominated in, or calculated with respect to, (a) Sterling, a day on which banks are open for general business in London and (b) Euro, a TARGET Day. “RFR Loan” means a Loan that bears interest at a rate determined by reference to the Daily Simple RFR. “RFR Reserve Percentage” means as of any day, the maximum effective percentage in effect on such day, if any, as prescribed by the Board of Governors (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to RFR Loans. “RFR Day” has the meaning set forth in the definition of “Daily Simple RFR”. “S&P” means S&P Global Ratings, a division of S&P Global Inc., or any successor to its rating agency business. “Sale and Leaseback Transaction” means an arrangement relating to property owned by the Company or any Subsidiary whereby the Company or such Subsidiary sells or transfers such property to any Person and the Company or any Subsidiary leases such property, or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, from such Person or its Affiliates. “Sanctioned Country” means, at any time, a country, region or territory that itself is the subject of any Sanctions (including, at the Restatement Effective Date, the so- called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea Region of Ukraine, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the US Department of State or by the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom, (b) any Person organized or resident in a Sanctioned Country or (c) any Person 50% or more owned or controlled by any Person or Persons described in the preceding clauses (a) and (b). “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the US government, including those administered by OFAC or the US Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom. “Screen Rate” means the average rate per annum for Canadian Dollar bankers acceptances with a term equal to such Interest Period as displayed on the applicable Bloomberg page (currently BTMM CA) (or, in the event such rate does not appear on a Bloomberg page, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its 43 [[5866265v.11]] reasonable discretion); provided that if any Screen Rate, determined as provided above, would be less than zero, such Screen Rate shall for all purposes of this Agreement be zero. “SEC” means the United States Securities and Exchange Commission. “Securities Act” means the United States Securities Act of 1933. “Securitization Receivables” has the meaning set forth in the definition of the term “Securitization Transaction”. “Securitization Subsidiary” means any Subsidiary that is a special purpose entity formed for the purpose of engaging in activities in connection with Securitization Transactions, provided that such Subsidiary (a) does not own any significant assets other than Securitization Receivables, Capital Securities in any other Securitization Subsidiary, assets relating to its existence and other assets ancillary to any of the foregoing and (b) conducts no business activities other than in connection with Securitization Transactions and activities incidental thereto; provided further that a Securitization Subsidiary may not be designated as a Borrowing Subsidiary. “Securitization Transaction” means any transfer by the Company or any Subsidiary of accounts receivable or interests therein (collectively, the “Securitization Receivables”) (a) to a trust, partnership, corporation or other entity, which transfer is funded in whole or in part, directly or indirectly, by the incurrence or issuance by the transferee or any successor transferee of Indebtedness, fractional undivided interests or securities that are to receive payments from, or that represent interests in, the cash flow derived from such accounts receivable or interests, or (b) directly, or indirectly through a special purpose vehicle, to one or more investors or other purchasers. The amount of any Securitization Transaction shall be deemed at any time to be the aggregate principal or stated amount of the Indebtedness, fractional undivided interests or other securities referred to in the preceding sentence or, if there shall be no such principal or stated amount, the uncollected amount of the accounts receivable or interests therein transferred pursuant to such Securitization Transaction net of any such accounts receivable or interests therein that have been written off as uncollectible and/or any discount (but not in excess of the discount that would be usual and customary for securitization transactions of this type in light of the then prevailing market conditions) in the purchase price therefor. For purposes of Section 6.02 only, a Securitization Transaction shall be deemed to be secured by a Lien on the accounts receivable or interests therein that are subject thereto, and such accounts receivable and interests shall be deemed to be assets of the Company and the Subsidiaries. “Senior Officer” means, with respect to any Loan Party, any of the Chief Executive Officer; President; Chief Financial Officer; Vice President, Finance; Vice President, Secretary; Treasurer; Assistant Treasurer; or Corporate Controller of such Loan Party or such other individuals, designated by written notice to the Administrative Agent from the Company, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder; provided that, when such term is used in reference to any document executed by, or a certification of, a Senior Officer, upon request of the Administrative Agent, the secretary or assistant secretary of the applicable Loan Party (or

44 [[5866265v.11]] the Company on its behalf) shall have delivered (which delivery may be made on the Restatement Effective Date) an incumbency certificate to the Administrative Agent as to the authority of such individual. Subject to the foregoing proviso, the Company may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent. “SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s Website, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Reserve Percentage” means, for any day, the maximum effective percentage in effect on such day, if any, as prescribed by the Board of Governors (or any successor thereto) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to SOFR funding. “SONIA” means a rate per annum equal to the Sterling Overnight Index Average as administered by the SONIA Administrator. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “SONIA Lookback Day” has the meaning set forth in the definition of “Daily Simple RFR”. “Specified Provision” has the meaning set forth in Section 1.09. “Sterling” or “₤” means the lawful currency of the United Kingdom. “subsidiary” of any Person at any time means any corporation, partnership, limited liability company or other entity of which such Person owns, directly or indirectly, such number of outstanding Capital Securities as have more than 50% of the ordinary voting power for the election of directors or other managers of such corporation, partnership, limited liability company or other entity. “Subsidiary” means any subsidiary of the Company. 45 [[5866265v.11]] “Subsidiary Guarantor” means any Designated Subsidiary that is a party to the Guarantee Agreement. “Supported QFC” has the meaning set forth in Section 10.20. “Swap Obligation” means any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swingline Borrowing Request” means a request by or on behalf of a Borrower for a Swingline Loan in accordance with Section 2.21, which shall be in the form of Exhibit F or any other form approved by the Swingline Lender and the Administrative Agent. “Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time, adjusted to give effect to any reallocation under Section 2.17(c) of the Swingline Exposures of Defaulting Lenders in effect at such time. “Swingline Lender” means PNC, in its capacity as lender of Swingline Loans hereunder. “Swingline Loan” means a Loan made pursuant to section 2.21. “Syndication Agents” means the Persons identified as such on the cover page of this Agreement. “TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement). “TARGET Day” means any day on which TARGET2 is open for the settlement of payments in Euros. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax and penalties applicable thereto. “Term SOFR” means, with respect to any Term SOFR Borrowing for a tenor comparable to the applicable Interest Period, a rate per annum equal to the quotient (rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100 of 1%) resulting from dividing (a) the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two US Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator by (b) a number equal to 1.00 minus the SOFR Reserve 46 [[5866265v.11]] Percentage. The Term SOFR for each outstanding Term SOFR Loan shall be adjusted automatically as of the effective date of any change in the SOFR Reserve Percentage. The Administrative Agent shall give prompt notice to the Company of the Term SOFR as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error. “Term SOFR Borrowing” means any Borrowing comprised of Term SOFR Loans. “Term SOFR Loan” means any Loan that bears interest at a rate determined by reference to the Adjusted Term SOFR. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term SOFR Borrowing and for a tenor comparable to the applicable Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 p.m., New York City time, on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for such tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding US Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding US Government Securities Business Day is not more than three Business Days prior to such Term SOFR Determination Day. “Total Debt” means all Indebtedness of the type referred to in clause (a), (b), (c), (d), (f) or (i) of the definition of such term the Company and its Subsidiaries, determined on a consolidated basis, provided that (a) Total Debt shall not include any obligations of the Company or any Subsidiary arising from any Performance Letter of Credit, surety bonds, performance bonds, bid bonds, performance guaranties or other similar obligations incurred in the ordinary course of business and that do not support Indebtedness and (b) for purposes of determining Total Debt at any time after the definitive agreement for any Material Acquisition shall have been executed, any Acquisition Indebtedness with respect to such Material Acquisition shall, unless such Material Acquisition shall have been consummated, be disregarded. “Transactions” means (a) the execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party, the borrowing of Loans and the issuance of Letters of Credit, (b) the other transactions contemplated by the Restatement Agreement and (c) the payment of fees and expenses in connection with the foregoing. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR, the CDO Rate, any Daily Simple RFR, the Alternate Base Rate or, if applicable pursuant to Section 2.11, the Adjusted Daily Simple SOFR. 47 [[5866265v.11]] “UK” and “United Kingdom” each mean the United Kingdom of Great Britain and Northern Ireland. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain Affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unrestricted Cash” means, as of any date of determination, cash and Cash Equivalent Investments owned on such date by the Company and its Subsidiaries, as reflected on a consolidated balance sheet of the Company prepared as of such date in accordance with GAAP; provided that (a) such cash and Cash Equivalent Investments do not appear (and in accordance with GAAP would not be required to appear) as “restricted” on such consolidated balance sheet and (b) for so long as any Acquisition Indebtedness is disregarded for purposes of determining Total Debt in accordance with the definition of such term, all proceeds of such Acquisition Indebtedness shall be disregarded for purposes of determining Unrestricted Cash. “US Dollar Equivalent” means, on any date of determination, (a) with respect to any amount in US Dollars, such amount, and (b) with respect to any amount in any Alternative Currency or any LC Currency (other than US Dollars), the equivalent in US Dollars of such amount, determined by the Administrative Agent using the Exchange Rate or the LC Exchange Rate, as applicable, with respect to such Alternative Currency or LC Currency in effect for such amount on such date. The US Dollar Equivalent at any time of the amount of any Letter of Credit, LC Disbursement or Revolving Loan denominated in any currency other than US Dollars shall be the amount most recently determined as provided in Section 1.05(a). “US Dollars” or “US$” refers to lawful money of the United States of America. “US Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “US Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

48 [[5866265v.11]] “US Special Resolution Regimes” has the meaning set forth in Section 10.20. “US Tax Compliance Certificate” has the meaning set forth in Section 2.14(f)(ii)(B)(3). “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001. “VAT” means (a) any Tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112) and (b) any other Tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such Tax referred to in clause (a) of this definition, or imposed elsewhere. “VAT Recipient” has the meaning set forth in Section 2.14(h). “VAT Subject Party” has the meaning set forth in Section 2.14(h). “VAT Supplier” has the meaning set forth in Section 2.14(h). “Wabtec BV” means Wabtec Transportation Netherlands B.V., a private limited liability company organized under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid) and registered with the Commercial Register of the Dutch Chamber of Commerce under number 72948957 and a wholly owned Subsidiary of the Company. “wholly owned”, when used in reference to a subsidiary of any Person, means that all the Capital Securities in such subsidiary (other than directors’ qualifying shares and other nominal amounts of Capital Securities that are required to be held by other Persons under applicable law) are owned, beneficially and of record, by such Person, another wholly owned subsidiary of such Person or any combination thereof. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings may be classified and referred to by Class (e.g., 49 [[5866265v.11]] a “Revolving Loan” or “Revolving Borrowing”) or by Type (e.g., a “Term SOFR Loan” or “Term SOFR Borrowing”) or by Class and Type (e.g., a “Term SOFR Revolving Loan” or “Term SOFR Revolving Borrowing”). SECTION 1.03. Terms Generally; Dutch Terms. (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders, writs and decrees, of all Governmental Authorities. Except as otherwise provided herein and unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including this Agreement and the other Loan Documents) shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (ii) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified, and all references to any statute shall be construed as referring to all rules, regulations, rulings and official interpretations promulgated or issued thereunder, (iii) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (iv) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (v) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (vi) references herein to “the date hereof”, “the date of this Agreement” or terms of similar import shall be construed to refer to the Restatement Effective Date. (b) In this Agreement, where it relates to a Dutch entity, a reference to: (i) “the Netherlands” refers to the part of the Kingdom of the Netherlands located in Europe (and all derivative terms, including “Dutch” shall be construed accordingly); (ii) a “director” means a managing director (bestuurder) and “board of directors” means its managing board (bestuur); (iii) an “action to authorize” or “duly authorized”, where applicable, includes without limitation any action required to comply with the Dutch Works Council Act (Wet op de ondernemingsraden); 50 [[5866265v.11]] (iv) any “proceeding under any bankruptcy or insolvency law”, “bankruptcy”, “insolvency”, “winding-up” or “dissolution” includes a Dutch entity being declared bankrupt (failliet verklaard) or dissolved (ontbonden); (v) “bankruptcy, insolvency, receivership or similar proceeding” or “liquidation proceeding” (or words of similar import) includes an application for moratorium (surseance van betaling) and the appointment of a receiver, liquidator, custodian, trustee includes the appointment of an administrator and that a moratorium has been granted (surseance verleend); (vi) any procedure or step taken in connection with insolvency proceedings includes such Dutch entity having filed a notice under Section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990) or Section 60 of the Social Insurance Financing Act of the Netherlands (Wet Financiering Sociale Verzekeringen) in conjunction with Section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990); (vii) “Capital Securities” includes, in relation to a Dutch entity that is a cooperative (cooperatie), membership interests in such entity and the capital accounts (kapitaalrekening) of any member in such entity; (viii) a “trustee” in any bankruptcy or insolvency proceeding or a “liquidator” includes a curator; (ix) an “administrator” includes a bewindvoerder; (x) an “attachment” includes a beslag; (xi) “gross negligence” means grove schuld; (xii) “indemnify” means vrijwaren; (xiii) “negligence” means schuld; (xiv) “bad faith” means kwade trouw; and (xv) “willful misconduct” means opzet. SECTION 1.04. Accounting Terms; GAAP. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature used herein shall be construed in accordance with GAAP as in effect from time to time; provided that (i) if the Company, by notice to the Administrative Agent, shall request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent or the Required Lenders, by notice to the Company, shall request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately 51 [[5866265v.11]] before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith and (ii) notwithstanding any other provision contained herein, other than for purposes of Sections 3.04, 5.01(a) and 5.01(b), all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, (A) without giving effect to (x) any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Accounting Standards Codification having a similar result or effect) (and related interpretations) to value any Indebtedness at “fair value”, as defined therein, or (y) any other accounting principle that results in any Indebtedness being reflected on a balance sheet at an amount less than the stated principal amount thereof, (B) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification having a similar result or effect) (and related interpretations) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof, and (C) without giving effect to any change in accounting for leases resulting from the implementation of Financial Accounting Standards Board ASU No. 2016-02, Leases (Topic 842), or any other proposals issued by the Financial Accounting Standards Board in connection therewith, in each case to the extent any lease (or similar arrangement conveying the right to use) would be required to be treated as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2017. (b) All pro forma computations required to be made hereunder giving effect to any Material Acquisition, Material Disposition or other transaction shall be calculated after giving pro forma effect thereto as if such transaction had occurred on the first day of the Computation Period ending with the most recent Fiscal Quarter for which financial statements shall have been delivered pursuant to Section 5.01(a) or 5.01(b) (or, prior to the delivery of any such financial statements, ending with the last Fiscal Quarter included in the financial statements referred to in Section 3.04), and, to the extent applicable, to the historical earnings and cash flows associated with the assets acquired or disposed of and any related incurrence or reduction of Indebtedness, all in accordance with Article 11 of Regulation S-X under the Securities Act. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Hedging Agreement applicable to such Indebtedness if such Hedging Agreement has a remaining term in excess of 12 months). SECTION 1.05. Currency Translation. (a) The Administrative Agent shall determine the US Dollar Equivalent of (i) any CDOR Borrowing at the first day of the initial Interest Period therefor and as of the end of such initial Interest Period and each subsequent Interest Period therefor and (ii) any RFR Borrowing in accordance with the Administrative Agent’s standard practices (which determination shall be conclusive absent manifest error), with such frequency (including daily) as the Administrative Agent deems to be necessary or advisable in its sole discretion, in each case using the Exchange Rate for such currency in relation to US Dollars in effect on the date of determination, and each such amount shall, except as provided below, be the US Dollar Equivalent of such

52 [[5866265v.11]] Borrowing until the next required calculation thereof pursuant to this sentence. The Administrative Agent shall determine the US Dollar Equivalent of any Letter of Credit denominated in an LC Currency (other than US Dollars) on the date such Letter of Credit is issued and as of the last Business Day of each calendar month thereafter, in each case using the Exchange Rate for such LC Currency in relation to US Dollars in effect on the date of determination, and each such amount shall, except as provided in the penultimate sentence of this Section, be the US Dollar Equivalent of such Letter of Credit until the next required calculation thereof pursuant to this sentence; provided that the Administrative Agent shall also determine the US Dollar Equivalent of any Letter of Credit denominated in an LC Currency other than US Dollars as provided in Section 2.20(f) and 2.20(l). The Administrative Agent may also determine the US Dollar Equivalent of any Borrowing denominated in an Alternative Currency or any Letter of Credit denominated in an LC Currency (other than US Dollars) as of such other dates as the Administrative Agent shall select in its discretion, in each case using the Exchange Rate in effect on the date of determination, and each such amount shall be the US Dollar Equivalent of such Borrowing or such Letter of Credit until the next calculation thereof pursuant to this Section. The Administrative Agent shall notify the Company and the Revolving Lenders of each determination of the US Dollar Equivalent of each Borrowing denominated in an Alternative Currency and each Letter of Credit denominated in an LC Currency other than US Dollars. (b) For purposes of any determination under Article VI or VII, amounts incurred or outstanding, or proposed to be incurred or outstanding, in currencies other than US Dollars shall be translated into US Dollars at the currency exchange rates in effect on the date of such determination; provided that (i) for purposes of any determination under Sections 6.01 and 6.02, the amount of each applicable transaction denominated in a currency other than US Dollars shall be translated into US Dollars at the applicable currency exchange rate in effect on the date of the consummation thereof, which currency exchange rates shall be determined reasonably and in good faith by the Company, and (ii) for purposes of the Leverage Ratio, any other financial test and the related definitions, amounts in currencies other than US Dollars shall be translated into US Dollars at the currency exchange rates then most recently used in preparing the consolidated financial statements of the Company. Notwithstanding anything to the contrary set forth herein, but subject to clause (ii) above, (A) no Default or Event of Default shall arise as a result of any limitation or threshold set forth in Article VI expressed in US Dollars in this Agreement being exceeded in respect of any transaction solely as a result of changes in currency exchange rates from those applicable for determining compliance with this Agreement at the time of, or at any time following, such transaction and (B) in the case of any Indebtedness outstanding under any clause of Section 6.01 or secured under any clause of Section 6.02 that contains a limitation expressed in US Dollars and that, as a result of changes in exchange rates, is so exceeded, such Indebtedness will be permitted to be refinanced notwithstanding that, after giving effect to such refinancing, such excess shall continue. SECTION 1.06. Timing of Payment or Performance. When payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day that is not a Business Day, the date of such payment 53 [[5866265v.11]] (other than as described in the definition of “Interest Period”) or performance shall extend to the immediately succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. SECTION 1.07. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its equity interests at such time. SECTION 1.08. Benchmark Replacement Notification. Section 2.11 provides a mechanism for determining an alternative rate of interest in the event that the Benchmark for any Agreed Currency is no longer available or in certain other circumstances. The Administrative Agent does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to the Benchmark for any Agreed Currency, or with respect to any alternative or successor rate thereto, or replacement rate therefor. SECTION 1.09. Blocking Regulation. In relation to any Lender that is subject to the regulations referred to below (each, a “Restricted Lender”), any representation, warranty or covenant set forth herein that refers to Sanctions (each, a “Specified Provision”) shall only apply for the benefit of such Restricted Lender to the extent that such Specified Provision would not result in a violation of, conflict with or liability under Council Regulation (EC) 2271/96 (or any law implementing such regulation in any member state of the European Union) or any similar blocking or anti-boycott law in Germany (including, in the case of Germany, section 7 foreign trade rules (Auβenwirtschaftsverordnung – AWV) in connection with section 4 paragraph 1 foreign trade law (Auβenwirtschaftsgesetz – AWG)) or in the United Kingdom (the “Mandatory Restrictions”). In the event of any consent or direction by Lenders in respect of any Specified Provision of which a Restricted Lender does not have the benefit due to a Mandatory Restriction, then, notwithstanding anything to the contrary in the definition of Required Lenders, for so long as such Restricted Lender shall be subject to a Mandatory Restriction, the Revolving Exposure, Revolving Commitment, Delayed Draw Term Loan and Delayed Draw Term Commitment of such Restricted Lender will be disregarded for the purpose of determining whether the requisite consent of the Lenders has been obtained or direction by the requisite Lenders has been made, it being agreed, however, that, unless, in connection with any such determination, the Administrative Agent shall have received written notice from any Lender stating that such Lender is a Restricted Lender with respect thereto, each Lender shall be presumed, in connection with such determination, not to be a Restricted Lender. 54 [[5866265v.11]] ARTICLE II The Credits SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees (a) to make one or more Delayed Draw Term Loans denominated in US Dollars to the Company from time to time after the Restatement Effective Date and on or before the Delayed Draw Term Commitment Termination Date in a principal amount, for any Delayed Draw Term Loan, not exceeding its Delayed Draw Term Commitment as in effect immediately prior to the making of such Delayed Draw Term Loan; provided that (i) no more than two Borrowings of Delayed Draw Term Loans may be made under this clause (a) and (ii) the aggregate principal amount of any Borrowing of Delayed Draw Term Loans shall not be less than US$1,000,000 and shall be in an integral multiple of US$1,000,000 in excess thereof, and (b) to make Revolving Loans denominated in US Dollars or Alternative Currencies to any Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in any Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment or the Aggregate Revolving Exposure exceeding the Aggregate Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans. Amounts repaid or prepaid in respect of Delayed Draw Term Loans may not be reborrowed. SECTION 2.02. Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class, Type and currency made by the Lenders to the same Borrower ratably in accordance with their respective Commitments of the applicable Class. Each Swingline Loan shall be made in accordance with Section 2.21. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. (b) Subject to Section 2.11, (i) each Revolving Borrowing denominated in US Dollars and each Delayed Draw Term Borrowing shall be comprised entirely of ABR Loans or Term SOFR Loans or, if applicable pursuant to Section 2.11, Daily Simple SOFR Loans, as the applicable Borrower may request in accordance herewith, (ii) each Revolving Borrowing denominated in Canadian Dollars shall be comprised entirely of CDOR Loans and (iii) each Revolving Borrowing denominated in Sterling or Euro shall be comprised entirely of RFR Loans. Each Swingline Loan shall be denominated in US Dollars and shall be an ABR Loan. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any Term SOFR Borrowing or CDOR Borrowing, such Borrowing shall be in an aggregate amount that is not less than the Borrowing Minimum and in an integral multiple of the Borrowing Multiple in excess thereof; provided that (i) a Term SOFR Borrowing or CDOR Borrowing 55 [[5866265v.11]] that results from a continuation of an outstanding Term SOFR Borrowing or CDOR Borrowing may be in an aggregate amount that is equal to such outstanding Borrowing and (ii) a Term SOFR Borrowing or a CDOR Borrowing of any Class may be in an aggregate amount that is equal to the entire unused balance of the Commitments of such Class. At the time that each RFR Borrowing or ABR Borrowing (other than a Swingline Loan) is made, such Borrowing shall be in an aggregate amount that is not less than the Borrowing Minimum and in an integral multiple of the Borrowing Multiple in excess thereof; provided that an RFR Revolving Borrowing or an ABR Revolving Borrowing of any Class may be in an aggregate amount that is equal to the entire unused balance of the Commitments of such Class or, in the case of an ABR Revolving Borrowing, that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.20(f). Each Swingline Loan shall be in an amount that is an integral multiple of US$100,000 and not less than US$100,000; provided that a Swingline Loan may be in an aggregate amount that is equal to the entire unused balance of the Aggregate Revolving Commitment or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.20(f). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 12 (or such greater number as may be agreed to by the Administrative Agent) Term SOFR Borrowings, CDOR Borrowings and RFR Borrowings outstanding. (d) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert to or continue, any Term SOFR Borrowing or CDOR Borrowing if the Interest Period requested with respect thereto would end after the applicable Maturity Date. SECTION 2.03. Requests for Borrowings. To request a Revolving Borrowing or Delayed Draw Term Borrowing, the applicable Borrower (or the Company on its behalf) shall submit a Borrowing Request, signed by its Senior Officer, to the Administrative Agent (a) in the case of a Term SOFR Borrowing, not later than 12:00 p.m., Local Time, three Business Days before the date of the proposed Borrowing (or, in the case of any such Term SOFR Borrowing to occur on the Restatement Effective Date, such shorter period of time as may be agreed to in writing by the Administrative Agent), (b) in the case of a CDOR Borrowing, not later than 12:00 p.m., Local Time, three Business Days before the date of the proposed Borrowing (or, in the case of any such Borrowing to occur on the Restatement Effective Date, such shorter period of time as may be agreed to in writing by the Administrative Agent), (c) in the case of an RFR Borrowing, not later than 12:00 p.m., Local Time, four Business Days before the date of the proposed Borrowing (or, in the case of any such Borrowing to occur on the Restatement Effective Date, such shorter period of time as may be agreed to in writing by the Administrative Agent), (d) in the case of an ABR Borrowing, not later than 12:00 p.m., Local Time, on the day of the proposed Borrowing or (e) if applicable pursuant to Section 2.11, in the case of a Daily Simple SOFR Borrowing, not later than 12:00 p.m., Local Time, five Business Days before the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable (except that the Borrowing Request for Loans to be borrowed on the Restatement Effective Date may be conditioned on the occurrence of the Restatement Effective Date) and shall specify the following information in compliance with Section 2.02:

56 [[5866265v.11]] (i) the name of the applicable Borrower; (ii) whether the requested Borrowing is to be a Delayed Draw Term Borrowing or a Revolving Borrowing; (iii) the currency and principal amount of such Borrowing; (iv) the date of such Borrowing, which shall be a Business Day; (v) the Type of such Borrowing; (vi) in the case of a Term SOFR Borrowing or a CDOR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and (vii) the location and number of the account of the applicable Borrower to which funds are to be disbursed (or such other account as may be designated by (or by the Company on behalf of) the applicable Borrower) or, in the case of any ABR Revolving Borrowing requested to finance the reimbursement of an LC Disbursement as provided in Section 2.20(f), the identity of the Issuing Bank that made such LC Disbursement. If no currency is specified with respect to any requested Borrowing, then the applicable Borrower shall be deemed to have selected US Dollars. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be (A) in the case of a Borrowing denominated in US Dollars, an ABR Borrowing, (B) in the case of Borrowing denominated in Sterling or Euro, an RFR Borrowing and (C) in the case of a Borrowing denominated in Canadian Dollars, a CDOR Borrowing. If no Interest Period is specified with respect to any requested Term SOFR Borrowing or CDOR Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. SECTION 2.04. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds in the applicable currency by (i) in the case of Revolving Loans, 12:00 p.m., Local Time (or, in the case of ABR Revolving Loans, such later time as shall be two hours after the delivery by or on behalf of the applicable Borrower of a Borrowing Request therefor in accordance with Section 2.03), and (ii) in the case of Delayed Draw Term Loans, 10:00 a.m., Local Time (or, in the case of ABR Delayed Draw Term Loans, such later time as shall be two hours after the delivery by the Company of a Borrowing Request therefor in accordance with Section 2.03), in each case, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.21. The Administrative Agent will make such Loans available to the applicable Borrower by promptly remitting the amounts so received, in like funds, to the account designated in the 57 [[5866265v.11]] applicable Borrowing Request; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.20(f) shall be remitted by the Administrative Agent to the applicable Issuing Bank specified in the applicable Borrowing Request. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance on such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and such Borrower severally agree, without duplication, to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, (A) if denominated in US Dollars, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) if denominated in an Alternative Currency, the greater of the applicable Alternative Currency Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, or (ii) in the case of a payment to be made by such Borrower, (A) if denominated in US Dollars, the interest rate applicable to ABR Loans of the applicable Class and (B) if denominated in an Alternative Currency, the interest rate applicable to the subject Loan pursuant hereto. If such Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. Any such payment by such Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. SECTION 2.05. Interest Elections. (a) Each Revolving Borrowing and Delayed Draw Term Borrowing initially shall be of the Type and, in the case of a Term SOFR Borrowing or a CDOR Borrowing, shall have an initial Interest Period as specified in the applicable Borrowing Request or as otherwise provided in Section 2.03. Thereafter, the applicable Borrower may elect to convert such Borrowing (if such Borrowing is denominated in US Dollars) to a Borrowing of a different Type or to continue such Borrowing and, in the case of a Term SOFR Borrowing or a CDOR Borrowing, may elect Interest Periods therefor, all as provided in this Section. A Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. Notwithstanding any other provision of this Section, no Borrower shall be permitted to change the currency of any Borrowing or elect an Interest Period for a Term 58 [[5866265v.11]] SOFR Borrowing or a CDOR Borrowing that does not comply with Section 2.02(d). This Section shall not apply to Swingline Loans or RFR Loans, which may not be converted or continued. (b) To make an election pursuant to this Section, the applicable Borrower (or the Company on its behalf) shall submit an Interest Election Request, signed by its Senior Officer, to the Administrative Agent by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Revolving Borrowing of the Type and in the currency resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and shall specify the following information in compliance with Section 2.02: (i) the name of the applicable Borrower; (ii) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iv) and (v) below shall be specified for each resulting Borrowing); (iii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iv) the Type of the resulting Borrowing; and (v) if the resulting Borrowing is to be a Term SOFR Borrowing or a CDOR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”. If any such Interest Election Request requests a Term SOFR Borrowing or a CDOR Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration. (c) Promptly following receipt of an Interest Election Request in accordance with this Section, the Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of such Lender’s portion of each resulting Borrowing. (d) If the applicable Borrower fails to deliver a timely Interest Election Request with respect to a Term SOFR Borrowing or a CDOR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period (i) in the case of a Term SOFR Borrowing, such Borrowing shall be converted to an ABR Revolving Borrowing and (ii) in the case of a CDOR Borrowing, such Borrowing shall be continued as a Borrowing of the applicable Type for an Interest Period of one month. 59 [[5866265v.11]] (e) Notwithstanding any contrary provision hereof, if an Event of Default under Section 7.01(i) has occurred and is continuing with respect to any Borrower, or if any other Event of Default has occurred and is continuing and the Administrative Agent, at the request of a Majority in Interest of Lenders of any Class, has notified the Company of the election to give effect to this sentence on account of such other Event of Default, then, in each such case, so long as such Event of Default is continuing, (i) no outstanding Borrowing of such Class denominated in US Dollars may be converted to or continued as a Term SOFR Borrowing, (ii) unless repaid, each Term SOFR Borrowing of such Class shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto and (iii) unless repaid, each CDOR Borrowing of such Class shall be continued as a CDOR Borrowing with an Interest Period of one month’s duration. SECTION 2.06. Termination and Reduction of Commitments. (a) Unless previously terminated, (i) the Delayed Draw Term Commitment of each Delayed Draw Term Lender shall automatically terminate at 11:59 p.m., New York City time, on the Delayed Draw Term Commitment Termination Date and (ii) the Revolving Commitments shall automatically terminate on the Revolving Maturity Date. The Delayed Draw Term Commitment of each Delayed Draw Term Lender shall automatically reduce upon the making by such Lender of any Delayed Draw Term Loan by an amount equal to the principal amount of such Loan. (b) The Company may at any time terminate, or from time to time permanently reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of a Class shall be in an amount that is an integral multiple of US$1,000,000 and not less than US$5,000,000 (or, if less, the remaining Commitments of such Class) and (ii) the Company shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans or Swingline Loans in accordance with Section 2.08, (A) the Aggregate Revolving Exposure would exceed the Aggregate Revolving Commitment or (B) the Revolving Exposure of any Revolving Lender would exceed its Revolving Commitment. (c) The Company shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the applicable Class of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of termination or reduction of the Commitments of any Class under paragraph (b) of this Section may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class. SECTION 2.07. Repayment of Loans; Evidence of Debt. (a) Each Borrower hereby unconditionally promises to pay (i) on the Revolving Maturity Date to

60 [[5866265v.11]] the Administrative Agent for the account of each Revolving Lender the then unpaid principal amount of each Revolving Loan made by such Revolving Lender to such Borrower, (ii) on the Delayed Draw Term Maturity Date to the Administrative Agent for the account of each Delayed Draw Term Lender the then unpaid principal amount of each Delayed Draw Term Loan made by such Delayed Draw Term Lender to such Borrower and (iii) on the Revolving Maturity Date to the Swingline Lender the then unpaid principal amount of each Swingline Loan made to such Borrower. (b) The records maintained by the Administrative Agent and the Lenders shall (in the case of the Lenders, to the extent they are not inconsistent with the records maintained by the Administrative Agent pursuant to Section 10.04(b)(iv)) be, in the absence of manifest error, prima facie evidence of the existence and amounts of the obligations of the Borrowers in respect of the Loans, LC Disbursements, interest and fees due or accrued hereunder; provided that the failure of the Administrative Agent or any Lender to maintain such records or any error therein shall not in any manner affect the obligation of the Borrowers to pay any amounts due hereunder in accordance with the terms of this Agreement. (c) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, each applicable Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the payee named therein and its registered permitted assigns. SECTION 2.08. Prepayment of Loans. (a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty, subject to the requirements of this Section. (b) If, on any date, the Aggregate Revolving Exposure shall exceed the Aggregate Revolving Commitment, then (i) on the last day of any Interest Period for any Term SOFR Revolving Borrowing or CDOR Revolving Borrowing and (ii) if any ABR Revolving Borrowing, RFR Revolving Borrowing or Swingline Loan is outstanding, not later than three Business Days following such date, the applicable Borrowers shall prepay Revolving Loans or Swingline Loans in an aggregate amount equal to the lesser of (A) the amount necessary to eliminate such excess (after giving effect to any other prepayment of Revolving Loans and Swingline Loans on such day) and (B) the amount of the applicable Revolving Borrowings or Swingline Loan referred to in clause (i) or (ii). If, on any date, the Aggregate Revolving Exposure shall exceed 105% of the Aggregate Revolving Commitment, then the applicable Borrowers shall, not later than three Business Days following such date, prepay one or more Revolving Borrowings or Swingline Loans (and, if no Revolving Borrowings or Swingline Loans are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.20(n)) in an aggregate amount equal to the lesser of (1) the amount necessary to eliminate such excess (after giving effect to any other prepayment of Revolving Loans and Swingline Loans on such day) and (2) the Aggregate Revolving Exposure. 61 [[5866265v.11]] (c) The applicable Borrowers shall prepay Revolving Loans denominated in an Alternative Currency under the circumstances set forth in, and in accordance with, the second sentence of the definition of the term “Alternative Currency”. (d) The applicable Borrower (or the Company on its behalf) shall notify the Administrative Agent (and, in the case of a prepayment of a Swingline Loan, the Swingline Lender) by telephone (promptly confirmed in writing) or in writing of any optional prepayment hereunder (i) in the case of prepayment of a Term SOFR Borrowing, not later than 12:00 p.m., Local Time, three Business Days before the date of prepayment, (ii) in the case of a prepayment of a CDOR Borrowing, not later than 12:00 p.m., Local Time, three Business Days before the date of such prepayment, (iii) in the case of prepayment of an ABR Borrowing (other than a Swingline Loan), not later than 12:00 p.m., Local Time, on the date of prepayment, (iv) in the case of a prepayment of an RFR Borrowing, not later than 12:00 p.m., New York City time, four Business Days before the date of such prepayment, (v) if applicable pursuant to Section 2.11, in the case of a Daily Simple SOFR Borrowing, not later than 12:00 p.m., Local Time, five Business Days before the date of such prepayment and (vi) in the case of a Swingline Loan, not later than 12:00 p.m., Local Time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the Borrowing or Borrowings to be prepaid and the principal amount of each such Borrowing or portion thereof to be prepaid; provided that (A) if a notice of optional prepayment of Revolving Borrowings or Swingline Loans is given in connection with a conditional notice of termination or reduction of the Revolving Commitments as contemplated by Section 2.06, then such notice of prepayment may be revoked (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such notice of termination or reduction is revoked in accordance with Section 2.06 and (B) a notice of optional prepayment of Delayed Draw Term Borrowings may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the applicable Class of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type and currency as provided in Section 2.02 (or, if less, the outstanding principal amount of the Loans and except as necessary to apply fully the required amount of any mandatory prepayment). Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.10. SECTION 2.09. Fees. (a) The Company agrees to pay to the Administrative Agent, in US Dollars, for the account of each Revolving Lender a commitment fee (the “Revolving Commitment Fee”), which shall accrue at the Applicable Rate on the daily unused amount of the Revolving Commitment of such Lender during the period from and including the Restatement Effective Date to but excluding the date on which such Revolving Commitment terminates. Revolving Commitment Fees accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the first Business Day after such last day, commencing on 62 [[5866265v.11]] the first such date to occur after the Restatement Effective Date, and accrued Revolving Commitment Fees shall also be payable in arrears on the date on which the Revolving Commitments terminate. All Revolving Commitment Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing Revolving Commitment Fees, (i) a Revolving Commitment of a Revolving Lender (other than PNC) shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Revolving Lender (and the Swingline Exposure of such Revolving Lender shall be disregarded for such purpose) and (ii) the Revolving Commitment of PNC shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of PNC and the outstanding Swingline Loans (except any portion of Swingline Loans that are subject to participations purchased by the Revolving Lenders pursuant to Section 2.22(c)). (b) The Company agrees to pay to the Administrative Agent, in US Dollars, for the account of each Delayed Draw Term Lender a ticking fee (the “Delayed Draw Term Ticking Fee”), which shall accrue at the Applicable Rate on the daily amount of the outstanding unused Delayed Draw Term Commitment of such Lender during the period from and including the Restatement Effective Date to but excluding the date on which such Delayed Draw Term Commitment terminates. Delayed Draw Term Ticking Fees accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the first Business Day after such last day, commencing on the first such date to occur after the Restatement Effective Date, and accrued Delayed Draw Term Ticking Fees shall also be payable in arrears on the date on which the Delayed Draw Term Commitments terminate. All Delayed Draw Term Ticking Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (c) The Company agrees to pay (i) to the Administrative Agent, in US Dollars, for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the Applicable Rate used to determine the interest rate applicable to Term SOFR Loans on the average daily amount of such Revolving Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Restatement Effective Date to but excluding the later of the date on which such Revolving Lender’s Revolving Commitment terminates and the date on which such Revolving Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank a fronting fee, in US Dollars, which shall accrue at 0.125% per annum on the average daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Restatement Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any such LC Exposure, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the first Business Day after such last day following such day, commencing on the first such date to occur after the 63 [[5866265v.11]] Restatement Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within 15 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (d) The Company agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Company and the Administrative Agent. (e) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to an Issuing Bank, in the case of fees payable to it) for distribution, in the case of the Revolving Commitment Fee, the Delayed Draw Term Ticking Fee and the Letter of Credit participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances. SECTION 2.10. Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate. (b) The Loans comprising (i) each RFR Borrowing shall bear interest at the applicable Daily Simple RFR plus the applicable RFR Adjustment plus the Applicable Rate and (ii) if applicable pursuant to Section 2.11, each Daily Simple SOFR Borrowing shall bear interest at the Adjusted Daily Simple SOFR plus the Applicable Rate. (c) The Loans comprising each Term SOFR Borrowing shall bear interest at the Adjusted Term SOFR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. (d) The Loans comprising each CDOR Borrowing shall bear interest at the CDO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. (e) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of or interest on any Loan or any LC Disbursement, 2.00% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or Section 2.20(h), as applicable, (ii) in the case of overdue fees with respect to any Commitment, 2.00% per annum plus the rate applicable to ABR Loans that are of the same Class as the Class of such Commitment, as provided in paragraph (a) of this Section, or (iii) in the case of any other overdue amount, (A) if such amount is payable in US Dollars, 2.00% per annum plus the rate applicable to ABR Revolving Loans, as provided in paragraph (a) of this Section, and (B) if such amount is payable in any other currency, 2.00% per annum plus the Alternative Currency Overnight Rate plus the

64 [[5866265v.11]] Applicable Rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section. (f) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of a Revolving Loan or a Swingline Loan, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (e) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion or continuation of any Term SOFR Loan or CDOR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion or continuation. All interest shall be payable in the currency in which the applicable Loan is denominated. (g) All interest hereunder shall be computed on the basis of a year of 360 days, except that (i) interest on Borrowings denominated in Canadian Dollars and interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or, in the case of the Alternate Base Rate, 366 days in a leap year) and (ii) interest on RFR Loans denominated in any currency as to which market practice differs from the foregoing shall be computed in accordance with market practice for such RFR Loans, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted Term SOFR, Adjusted Daily Simple SOFR, Daily Simple RFR or CDO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. The Administrative Agent does not warrant or accept responsibility for and shall not have any liability with respect to the administration, submission or any other matter related to the rates in the definition of RFR, Daily Simple RFR, Term SOFR, Adjusted Term SOFR, Daily Simple SOFR or Adjusted Daily Simple SOFR. (h) For purposes of the Interest Act (Canada), (i) whenever any interest or fee under this Agreement is calculated on the basis of a period other than a calendar year, such rate used in such calculation, when expressed as an annual rate, is equivalent to (A) such rate, multiplied by (B) the actual number of days in the calendar year in which the period for which such interest or fee is calculated ends, and divided by (C) the number of days in such period of time, (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation under this Agreement, and (iii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields. SECTION 2.11. Alternate Rate of Interest. (a) Subject to Section 2.11(b), if: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term SOFR Borrowing or a CDOR Borrowing of any Class, 65 [[5866265v.11]] that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR, the Term SOFR or the CDO Rate (including because the Relevant Screen Rate is not available or published on a current basis) for the applicable Agreed Currency for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the Daily Simple RFR, SONIA or €STR for the applicable Agreed Currency or, if applicable pursuant to Section 2.11(b), the Adjusted Daily Simple SOFR or the Daily Simple SOFR; or (ii) the Administrative Agent is advised by a Majority in Interest of the Lenders of any Class (A) prior to the commencement of any Interest Period for a Term SOFR Borrowing or a CDOR Borrowing of such Class, that the Adjusted Term SOFR or the CDO Rate, as the case may be, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period or (B) at any time, that the Daily Simple RFR or, if applicable pursuant to Section 2.11(b), the Adjusted Daily Simple SOFR for the applicable Agreed Currency will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in the applicable Borrowing; then the Administrative Agent shall give notice thereof to the Company and the Lenders of such Class as promptly as practicable thereafter and until the Administrative Agent notifies the Company and the Lenders of such Class that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark, (A) in the case of Loans denominated in US Dollars, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, an affected Term SOFR Borrowing or, if applicable pursuant to Section 2.11(b), Daily Simple SOFR Borrowing and any Borrowing Request that requests an affected Term SOFR Borrowing or, if applicable pursuant to Section 2.11(b), Daily Simple SOFR Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for an ABR Borrowing and (B) in the case of Loans denominated in any Alternative Currency, any Interest Election Request that requests the continuation of any Borrowing as an affected CDOR Borrowing and any Borrowing Request that requests an affected CDOR Borrowing or RFR Borrowing, in each case, for the relevant Benchmark shall be ineffective. Furthermore, if any Term SOFR Loan, CDOR Loan, RFR Loan or, if applicable pursuant to Section 2.11(b), Daily Simple SOFR Loan is outstanding on the date of the Company’s receipt of the notice from the Administrative Agent referred to in this Section 2.11(a) with respect to the relevant Benchmark applicable to such Term SOFR Loan, CDOR Loan, RFR Loan or Daily Simple SOFR Loan, then until the Administrative Agent notifies the Company and the Lenders of the applicable Class that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark, (A) if such Loan is a Term SOFR Loan, such Loan shall on the last day of the Interest Period applicable to such Loan convert to an ABR Loan, (B) if such Loan is a CDOR Loan, such Loan shall be prepaid (with the use of proceeds of other concurrently borrowed Revolving Loans or otherwise) in full by the applicable Borrower on the last day of the Interest Period applicable thereto, (C) if such Loan is an RFR Loan, such Loan shall be prepaid (with the use of proceeds of other concurrently borrowed Revolving Loans or otherwise) in full by the applicable Borrower on the first Business Day following the date of the Company’s receipt of such 66 [[5866265v.11]] notice and (D) if such Loan is a Daily Simple SOFR Loan, such Loan shall on the first Business Day following the date of the Company’s receipt of such notice convert to an ABR Loan. (b) Benchmark Replacement Setting. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of any Benchmark, then such Benchmark Replacement will replace such Benchmark for all purposes under this Agreement and any other Loan Document in respect of any Benchmark setting at or after 5:00 p.m., New York City time, on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without requiring any amendment to, or requiring any further action by or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without requiring any further action by or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Company and the Lenders of (A) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (iv) below and (E) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.11(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its (or their) sole discretion and without consent from any other party to this Agreement or any other Loan Document except, in each case, as expressly required pursuant to this Section 2.11(b). 67 [[5866265v.11]] (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will no longer be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, the applicable Borrower (or the Company on its behalf) may revoke any pending request for a borrowing of, conversion to or continuation of Term SOFR Loans, CDOR Loans, RFR Loans denominated in the applicable Agreed Currency or, if applicable, Daily Simple SOFR Loans, in each case, to be made, converted or continued during any Benchmark Unavailability Period and, failing that, (A) the applicable Borrower will be deemed to have converted any request for any affected Term SOFR Borrowing or, if applicable, Daily Simple SOFR Borrowing into a request for a borrowing of, or conversion to, an ABR Borrowing and (B) any request for a borrowing of, or conversion to or continuation of, any affected CDOR Borrowing or RFR Borrowing shall be ineffective. Furthermore, if any Term SOFR Loan, CDOR Loan, RFR Loan in any Agreed Currency or, if applicable, Daily Simple SOFR Loan is outstanding on the date of the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term SOFR Loan, CDOR Loan, RFR Loan or Daily Simple SOFR Loan, then until such time as a Benchmark Replacement for such Agreed Currency is implemented pursuant to this Section 2.11(b), (1) in the case of Loans denominated in US Dollars, (x) any Term SOFR Loan shall on the last day of the Interest Period applicable thereto convert to an ABR Loan and (y) any Daily Simple SOFR Loan shall on and from such day convert to an ABR Loan and (2) in the case of Loans denominated in any Alternative Currency, (x) if such Loan is a CDOR Loan, such Loan shall be prepaid in full by the applicable Borrower on the last day of the Interest Period applicable thereto and (y) if such Loan is an RFR Loan, such Loan shall be prepaid in full by the applicable Borrower on the first Business Day following the date of the Company’s receipt of such notice. During a Benchmark Unavailability Period with

68 [[5866265v.11]] respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. SECTION 2.12. Increased Costs; Illegality. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any such reserve requirement reflected in the Adjusted Term SOFR Rate, the Daily Simple RFR or, if applicable pursuant to Section 2.11, the Adjusted Daily Simple SOFR) or any Issuing Bank; (ii) impose on any Lender or any Issuing Bank or any applicable interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or the Loans made by such Lender or any Letter of Credit or participation therein; or (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of the term “Excluded Taxes” and (C) Connection Income Taxes) with respect to its loans, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender or other Recipient of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any Loan), to increase the cost to such Lender, Issuing Bank or other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, Issuing Bank or other Recipient hereunder (whether of principal, interest or any other amount) then, from time to time following request of such Lender, Issuing Bank or other Recipient (accompanied by a certificate in accordance with paragraph (e) of this Section), the Company will pay to such Lender, Issuing Bank or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, Issuing Bank or other Recipient for such additional costs or expenses incurred or reduction suffered. (b) If any Lender or any Issuing Bank determines that any Change in Law affecting such Lender or Issuing Bank or any lending office of such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company, if any, regarding capital or liquidity requirements has had or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit 69 [[5866265v.11]] or Swingline Loans held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy and liquidity), then, from time to time following the request of such Lender or Issuing Bank (accompanied by a certificate in accordance with paragraph (e) of this Section), the Company will pay to such Lender or Issuing Bank such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered. (c) If the cost to any Lender of making, converting to, continuing or maintaining any Revolving Loan or Swingline Loan to (or of maintaining its obligation to make any such Loan) or the cost to any Lender or any Issuing Bank of participating in, issuing or maintaining any Letter of Credit or Swingline Loan issued for the account of or made to any Foreign Borrowing Subsidiary (or of maintaining its obligation to participate in or issue any such Letter of Credit or Swingline Loan) is increased (or the amount of any sum received or receivable by any Lender or any Issuing Bank (or its applicable lending office) is reduced) by reason of the fact that such Foreign Borrowing Subsidiary is incorporated in, has its principal place of business in, or borrows from a jurisdiction outside the United States of America, then, from time to time following request of such Lender or Issuing Bank (accompanied by a certificate in accordance with paragraph (e) of this Section), the Company will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Revolving Lender or Issuing Bank or other Recipient for such additional costs incurred or reduction suffered. (d) Without duplication of any reserve requirement reflected in the Adjusted Term SOFR, the Daily Simple RFR or, if applicable pursuant to Section 2.11, the Adjusted Daily Simple SOFR, the Company will pay to each Lender (i) as long as such Lender shall be required by a central banking or financial regulatory authority with regulatory authority over such Lender to maintain reserves with respect to liabilities or assets consisting of or including funds or deposits obtained in any applicable interbank market, additional interest on the unpaid principal amount of each Term SOFR Loan, CDOR Loan, RFR Loan or, if applicable, Daily Simple SOFR Loan equal to the actual costs of such reserves allocable to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Term SOFR Loans, CDOR Loans, RFR Loans or, if applicable, Daily Simple SOFR Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), which in each case shall be due and payable on each date on which interest is payable on such Loan; provided that the Company shall have received the certificate referred to in paragraph (e) of this Section with respect to such additional interest or costs from such Lender at least 10 days prior to such date (and, in the 70 [[5866265v.11]] event such certificate shall have been delivered after such time, then such additional interest or costs shall be due and payable as set forth in paragraph (e) of this Section). (e) A certificate of a Lender, Issuing Bank, or other Recipient setting forth the basis for and, in reasonable detail (to the extent practicable), computation of the amount or amounts necessary to compensate such Lender, Issuing Bank, or other Recipient or its holding company, as the case may be, as specified in paragraph (a), (b), (c) or (d) of this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay such Lender, Issuing Bank or other Recipient, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof. Notwithstanding the foregoing provisions of this Section, no Lender or Issuing Bank shall demand compensation for any increased or other cost or reduction pursuant to the foregoing provisions of this Section unless such Lender or Issuing Bank certifies that it is the general policy or practice of such Lender or Issuing Bank to demand (to the extent it is entitled to do so) such compensation from similarly situated borrowers in similar circumstances under comparable provisions of other credit agreements. (f) Failure or delay on the part of any Lender, Issuing Bank or other Recipient to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s, Issuing Bank’s or other Recipient’s right to demand such compensation; provided that the Company shall not be required to compensate a Lender, Issuing Bank or other Recipient pursuant to this Section for any increased costs or expenses incurred or reductions suffered more than 180 days prior to the date that such Lender, Issuing Bank or other Recipient, as the case may be, notifies the Company of the Change in Law or other circumstance giving rise to such increased costs or expenses or reductions and of such Lender’s, Issuing Bank’s or other Recipient’s intention to claim compensation therefor; provided further that if the Change in Law or other circumstance giving rise to such increased costs, expenses or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. (g) If any Lender determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or the applicable lending office of such Lender to make, maintain or fund any Term SOFR Loan or CDOR Loan or to charge interest with respect to any Loan, or to determine or charge interest rates, based upon the Adjusted Term SOFR or CDO Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, the applicable currency in the applicable interbank market, then, upon notice thereof by such Lender to the Company and the Administrative Agent, any obligation of such Lender to make, maintain or fund any Term SOFR Loan or CDOR Loan, or to continue any Term SOFR Loan or CDOR Loan, or to charge interest with respect to any Loan, or to determine or charge interest rates, based upon the Adjusted Term SOFR or CDO Rate, as the case may be, shall be suspended, until such Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the applicable Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay Term SOFR Loans or CDOR Loans of such Lender or convert all Term SOFR Loans of such Lender to ABR Loans, either on the last day of the Interest Period therefor, if such 71 [[5866265v.11]] Lender may lawfully continue to maintain such Term SOFR Loans or CDOR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Loans or CDOR Loans. Upon any such prepayment or conversion, the Company shall also pay accrued interest on the amount so prepaid or converted. (h) If any Lender determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or the applicable lending office of such Lender to perform any of its obligations hereunder or under any Loan Document with respect to any Foreign Borrowing Subsidiary, to make, maintain or fund any Loan to any Foreign Borrowing Subsidiary or to charge interest with respect to any Loan to any Foreign Borrowing Subsidiary, or to determine or charge interest rates with respect to any credit extension to any Foreign Borrowing Subsidiary, then, upon notice thereof by such Lender to the Company and the Administrative Agent, any obligation of such Lender to make, maintain or fund any such Loan (if applicable, in an affected currency), or to continue any such Loan (if applicable, in an affected currency) or convert any ABR Loan into a Term SOFR Loan, or to charge interest with respect to any Loan, or to determine or charge interest rates with respect to any credit extensions, as the case may be, in each case with respect to such Foreign Borrowing Subsidiary, shall be suspended (and to the extent required by applicable Law, cancelled). Upon receipt of such notice, the applicable Foreign Borrowing Subsidiary shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay any such Loans of such Lender to such Foreign Borrowing Subsidiary or, if applicable, convert all such Term SOFR Loans of such Lender to such Foreign Borrowing Subsidiary to ABR Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans. Upon any such prepayment or conversion, the applicable Borrower shall also pay accrued interest on the amount so prepaid or converted. The applicable Borrower shall also take all reasonable actions requested by the Administrative Agent or such Lender to mitigate or avoid such illegality. SECTION 2.13. Break Funding Payments. In the event of (a) the payment of any principal of any Term SOFR Loan or CDOR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Term SOFR Loan or CDOR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert or continue any Term SOFR Loan or CDOR Loan on the date specified in any notice delivered pursuant hereto (whether or not such notice may be revoked in accordance with the terms hereof), (d) the failure to prepay any Term SOFR Loan or CDOR Loan on a date specified therefor in any notice of prepayment given by or on behalf of any Borrower (whether or not such notice may be revoked in accordance with the terms hereof) or (e) the assignment of any Term SOFR Loan or CDOR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.16, then, in any such event, the Company shall compensate each Lender for the loss, cost and expense (but not lost profits) attributable to such event (including, to the extent that any of the foregoing Loans are denominated in any Alternative Currency, the loss, cost and expense (but not lost profits) of such Lender attributable to the premature unwinding of any hedging agreement entered into by such Lender in respect to the foreign currency exposure

72 [[5866265v.11]] attributable to such Loan), within 30 days following request of such Lender (accompanied by a certificate described below in this Section). Such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted Term SOFR or CDO Rate that would have been applicable to such Loan (but not including the Applicable Rate applicable thereto), for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate such Lender would bid if it were to bid, at the commencement of such period, for deposits in the applicable currency of a comparable amount and period from other banks in the applicable interbank market. A certificate of any Lender delivered to the Company and setting forth the basis for and, in reasonable detail (to the extent practicable), computation of any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be conclusive absent manifest error. The Company shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof. SECTION 2.14. Taxes. (a) Payments Free of Taxes. All payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.14) the applicable Lender (or, in the case of any amount received by the Administrative Agent for its own account, the Administrative Agent) receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Loan Parties. Subject to and in accordance with Section 2.22(d), the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse the Administrative Agent for the payment of, any Other Taxes. (c) Evidence of Payment. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.14, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. 73 [[5866265v.11]] (d) Indemnification by the Loan Parties. Subject to and in accordance with Section 2.22(d), the Loan Parties shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.14) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender (with a copy to the Administrative Agent) or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) [Reserved]. (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company and the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.14(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in respect of any Loan to the Company or any Domestic Borrowing Subsidiary: (A) any Lender that is a US Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from US federal backup withholding Tax; (B) any Foreign Lender shall, to the extent it is legally eligible to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the 74 [[5866265v.11]] Company or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party two executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, withholding Taxes pursuant to such tax treaty; (2) two executed originals of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) two executed originals of a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the applicable Loan Party within the meaning of Section 881(c)(3)(B) of the Code or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and that interest payments on the Loans are not effectively connected with the Lender’s conduct of a US trade or business (a “US Tax Compliance Certificate”) and (y) two executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or (4) to the extent a Foreign Lender is not the beneficial owner, two executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN- E, as applicable, a US Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a US Tax Compliance Certificate substantially in the form of Exhibit G- 4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally eligible to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in US federal withholding Taxes, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and 75 [[5866265v.11]] (D) If a payment made to a Lender under any Loan Document would be subject to withholding Taxes imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal ineligibility to do so. (iv) Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 2.14(f). (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.14 (including by the payment of additional amounts pursuant to this Section 2.14), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.14 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 2.14(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.14(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.14(g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.14(g) shall not be construed to require

76 [[5866265v.11]] any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) VAT. (i) All amounts set out or expressed in any Loan Document to be payable by any party to any Loan Document (for the purposes of this paragraph (h), a “party”) to any Recipient that (in whole or in part) constitute the consideration for any supply for VAT purposes shall be deemed to be exclusive of any VAT that is chargeable on such supply. Subject to clause (ii) below, if VAT is or becomes chargeable on any supply made by any Recipient to any party under any Loan Document and such Recipient is required to account to the relevant tax authority for such VAT, such party shall pay to such Recipient (in addition to and at the same time as paying any other consideration for such supply), an amount equal to the amount of such VAT (and such Recipient shall promptly provide an appropriate VAT invoice to such party). (ii) If VAT is or becomes chargeable on any supply made by any Recipient (the “VAT Supplier”) to any other Recipient (the “VAT Recipient”) under any Loan Document, and any party other than the VAT Recipient (the “VAT Subject Party”) is required by the terms of any Loan Document to pay an amount equal to the consideration for such supply to the VAT Supplier (rather than being required to reimburse or indemnify the VAT Recipient in respect of such consideration): (A) to the extent the VAT Supplier is the Person required to account to the relevant tax authority for the VAT, the VAT Subject Party shall also pay to the VAT Supplier (in addition to and at the same time as paying such amount) an amount equal to the amount of such VAT, and the VAT Recipient shall, where this clause (A) applies, promptly pay to the VAT Subject Party an amount equal to any credit or repayment the VAT Recipient receives from the relevant tax authority which the VAT Recipient reasonably determines relates to the VAT chargeable on such supply; and (B) to the extent the VAT Recipient is the Person required to account to the relevant tax authority for the VAT, the VAT Subject Party shall promptly, following demand from the VAT Recipient, pay to the VAT Recipient an amount equal to the VAT chargeable on such supply but only to the extent that the VAT Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of such VAT. (iii) Where a Loan Document requires any party to reimburse or indemnify any Recipient for any cost or expense, such party shall reimburse or indemnify (as the case may be) such Recipient for the full amount of such cost or expense, including such part thereof as represents VAT, except to the extent that such Recipient reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority. 77 [[5866265v.11]] (iv) Any reference in this paragraph (h) to any party shall, at any time when such party is treated as a member of a group or unity (or fiscal unity) for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the Person that is treated at that time as making the supply, or (as appropriate) receiving the supply, under the grouping rules (provided for in Article 11 of Council Directive 2006/112/EC (or as implemented by the relevant member state of the European Union) or any other similar provision in any jurisdiction that is not a member state of the European Union) so that a reference to a party shall be construed as a reference to such party or the relevant group or unity (or fiscal unity) of which such party is a member for VAT purposes at the relevant time or the relevant representative member (or head) of such group or unity (or fiscal unity) at the relevant time (as the case may be). (v) In relation to any supply made by a Recipient to any party under any Loan Document, if reasonably requested by such Recipient, such party must promptly provide such Recipient with details of such party’s VAT registration and such other information as is reasonably requested in connection with such Recipient’s VAT reporting requirements in relation to such supply. (i) For purposes of this Section 2.14, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA. SECTION 2.15. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) Each Borrower shall make each payment required to be made by it hereunder or under any other Loan Document prior to the time required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 1:00 p.m., Local Time), on the date when due, in immediately available funds, without any defense, setoff, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to such account as may be specified by the Administrative Agent, except payments to be made directly to any Issuing Bank or the Swingline Lender shall be so made and except that payments pursuant to Sections 2.12, 2.13, 2.14, 10.03 and 10.18 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder of principal or interest in respect of any Loan or LC Disbursement shall, except as otherwise expressly provided herein, be made in the currency of such Loan or LC Disbursement; all other payments hereunder and under each other Loan Document shall be made in US Dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to 78 [[5866265v.11]] make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment. (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties. (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans or participations in LC Disbursements or Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall notify the Administrative Agent of such fact and shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the amount of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amounts of principal of and accrued interest on their Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any other Loan Document (for the avoidance of doubt, as in effect from time to time) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements or Swingline Loans to any Person that is an Eligible Assignee (as such term is defined herein from time to time). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrowers rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrowers in the amount of such participation. (d) Unless the Administrative Agent shall have received notice from the applicable Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Banks hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lenders or Issuing Banks, as the case may be, the amount due. In such event, if such Borrower has not in fact made such payment, then each of the applicable Lenders or Issuing Banks, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such 79 [[5866265v.11]] Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent at (i) if such amount is denominated in US Dollars, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) if such amount is denominated in any other currency, the greater of the applicable Alternative Currency Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (e) If any Lender shall fail to make any payment required to be made by it hereunder to or for the account of the Administrative Agent, any Issuing Bank or the Swingline Lender, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations in respect of such payment until all such unsatisfied obligations have been discharged or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender pursuant to Section 2.04(b), 2.14(e), 2.15(d), 2.20(d), 2.20(f), 2.21(c) or 10.03(c), in each case in such order as shall be determined by the Administrative Agent in its discretion. (f) In the event that any financial statements delivered under Section 5.01(a) or 5.01(b), or any Compliance Certificate delivered under Section 5.01(c), shall prove to have been inaccurate, and such inaccuracy shall have resulted in the payment of any interest or fees at rates lower than those that were in fact applicable for any period (based on the actual Leverage Ratio), then, if such inaccuracy is discovered prior to the termination of the Commitments and the repayment in full of the principal of all Loans and the reduction of the LC Exposure to zero, the applicable Borrowers shall pay to the Administrative Agent, for distribution to the Lenders (or former Lenders) as their interests may appear, the accrued interest or fees that should have been paid but were not paid as a result of such misstatement. SECTION 2.16. Mitigation Obligations; Replacement of Lenders. (a) If any Lender or Issuing Bank requests compensation under Section 2.12, or if any Loan Party is required to pay any Indemnified Taxes or additional amounts to any Lender or Issuing Bank or to any Governmental Authority for the account of any Lender or Issuing Bank pursuant to Section 2.14 (other than additional amounts arising from VAT that are recoverable from any Governmental Authority), then such Lender or Issuing Bank shall (at the request of the Company) use commercially reasonable efforts to designate a different lending office for funding, booking or issuing its Loans or Letters of Credit hereunder or its participation in any Letter of Credit or Swingline Loan affected by such event, or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates if, in the judgment of such Lender or Issuing Bank, such designation or assignment and delegation (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.14, as the case may be, in the future (or, in the case of a notice under Section 2.12(g) or 2.12(h), would eliminate the illegality referred to in such Section) and (ii) would not subject such Lender or Issuing Bank to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees

80 [[5866265v.11]] to pay all reasonable costs and expenses incurred by any Lender or Issuing Bank in connection with any such designation or assignment and delegation within 30 days following the written request of such Lender or Issuing Bank (accompanied by reasonable back-up documentation relating thereto). (b) If (i) any Lender requests compensation under Section 2.12, is unable to make Loans pursuant to Section 2.12(g) or is unable to make Loans pursuant to Section 2.12(h), (ii) any Loan Party is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14 (other than additional amounts arising from VAT that are recoverable from any Governmental Authority), (iii) any Lender has become a Defaulting Lender, (iv) any Revolving Lender has become an Objecting Lender or (v) any Lender has failed to consent to a proposed amendment, waiver, discharge or termination that under Section 10.02 requires the consent of all the Lenders (or all the affected Lenders or all the Lenders of the affected Class) and with respect to which the Required Lenders (or, in circumstances where Section 10.02 does not require the consent of the Required Lenders, a Majority in Interest of the Lenders of the affected Class) shall have granted their consent, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.12 or 2.14) and obligations under this Agreement and the other Loan Documents (or, in the case of any such assignment and delegation resulting from a failure to provide a consent, all its interests, rights and obligations under this Agreement and the other Loan Documents as a Lender of a particular Class) to an Eligible Assignee that shall assume such obligations (which may be another Lender, if a Lender accepts such assignment and delegation); provided that (A) the Company shall have received the prior written consent of the Administrative Agent and, in circumstances where its consent would be required under Section 10.04, each Issuing Bank and the Swingline Lender, which consent shall not be unreasonably withheld, conditioned or delayed, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and, if applicable, funded participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (if applicable, in each case only to the extent such amounts relate to its interest as a Lender of a particular Class) from the assignee (in the case of such outstanding principal, funded participations and accrued interest and fees) or the Company (in the case of all other amounts), (C) in the case of any such assignment and delegation resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result (or is reasonably expected to result) in a reduction in such compensation or payments, (D) such assignment does not conflict with applicable law, (E) in the case of any such assignment and delegation resulting from the status of such Revolving Lender as an Objecting Lender, the assignee shall not be an Objecting Lender in respect of the applicable proposed designation of a Borrowing Subsidiary and (F) in the case of any such assignment and delegation resulting from the failure to provide a consent, the assignee shall have given such consent and, as a result of such assignment, delegation and consent and any contemporaneous assignments and delegations and consents, the applicable amendment, waiver, discharge or termination can be effected. A Lender shall not be required to make 81 [[5866265v.11]] any such assignment and delegation if, prior thereto, as a result of a waiver or consent by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation have ceased to apply. Each party hereto agrees that an assignment and delegation required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Company, the Administrative Agent and the assignee and that the Lender required to make such assignment and delegation need not be a party thereto. SECTION 2.17. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) the Revolving Commitment Fees and the Delayed Draw Term Ticking Fees shall cease to accrue on the unused amount of the Revolving Commitment or on the Delayed Draw Term Commitment, as the case may be, of such Defaulting Lender; (b) the Revolving Commitment, the Revolving Exposure, the Delayed Draw Term Commitment and the Delayed Draw Term Loans of such Defaulting Lender shall not be included in determining whether the Required Lenders or any other requisite Lenders have taken or may take any action hereunder or under any other Loan Document (including any consent to any amendment, waiver or other modification pursuant to Section 10.02); provided that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders affected thereby shall, except as otherwise provided in Section 10.02, require the consent of such Defaulting Lender in accordance with the terms hereof; (c) if any Swingline Exposure or LC Exposure exists at the time any Revolving Lender becomes a Defaulting Lender, then: (i) the Swingline Exposure (other than any portion thereof with respect to which such Defaulting Lender shall have funded its participation as contemplated by Section 2.21(c)) and LC Exposure of such Defaulting Lender (other than any portion thereof attributable to unreimbursed LC Disbursements with respect to which such Defaulting Lender shall have funded its participation as contemplated by Sections 2.20(d) and 2.20(f)) shall be reallocated among the Non-Defaulting Revolving Lenders in accordance with their respective Applicable Percentages but only to the extent that following such reallocation the sum of all Non-Defaulting Revolving Lenders’ Revolving Exposures plus such Defaulting Lender’s Swingline Exposure (excluding the portion thereof referred to in the parenthetical clause above) and LC Exposure (excluding the portion thereof referred to in the parenthetical clause above) so reallocated does not exceed the sum of all Non- Defaulting Revolving Lenders’ Revolving Commitments; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the applicable Borrower shall within one Business Day following written notice by the Administrative Agent (A) first, prepay the portion of such Defaulting Lender’s Swingline Exposure attributable to Swingline Loans 82 [[5866265v.11]] made to such Borrower (other than any portion thereof referred to in the parenthetical in such clause (i)) that has not been reallocated and (B) second, cash collateralize for the benefit of the Issuing Banks the portion of such Defaulting Lender’s LC Exposure attributable to Letters of Credit issued for the account of such Borrower (other than any portion thereof referred to in the parenthetical in such clause (i)) that has not been reallocated in accordance with the procedures set forth in Section 2.20(n) for so long as such LC Exposure is outstanding; (iii) if the Borrowers cash collateralize any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrowers shall not be required to pay participation fees to such Defaulting Lender pursuant to Section 2.09(c) with respect to such portion of such Defaulting Lender’s LC Exposure for so long as such Defaulting Lender’s LC Exposure is cash collateralized; (iv) if any portion of the LC Exposure of such Defaulting Lender is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Sections 2.09(a) and 2.09(c) shall be adjusted to give effect to such reallocation; and (v) if all or any portion of such Defaulting Lender’s LC Exposure that is subject to reallocation pursuant to clause (i) above is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of any Issuing Bank or any other Lender hereunder, all participation fees payable under Section 2.09(c) with respect to such portion of such Defaulting Lender’s LC Exposure shall be payable to the Issuing Banks (and allocated among them ratably based on the amount of such portion of the LC Exposure of such Defaulting Lender attributable to Letters of Credit issued by each Issuing Bank) until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and (d) so long as such Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and no Issuing Bank shall be required to issue, amend or extend any Letter of Credit, unless, in each case, it is satisfied that the related exposure and such Defaulting Lender’s then outstanding Swingline Exposure or LC Exposure, as applicable (other than any portion thereof referred to in the parentheticals in clause (c)(i) above) will be fully covered by the Revolving Commitments of the Non- Defaulting Revolving Lenders and/or cash collateral provided by the Borrowers in accordance with clause (c) above, and participating interests in any such funded Swingline Loan or in any such issued, amended or extended Letter of Credit will be allocated among the Non-Defaulting Revolving Lenders in a manner consistent with clause (c)(i) above (and such Defaulting Lender shall not participate therein). (e) In the event that (x) a Bankruptcy Event with respect to a Lender Parent of a Revolving Lender shall have occurred following the Restatement Effective Date and for so long as such Bankruptcy Event shall continue or (y) the Swingline Lender or any Issuing Bank has a good faith belief that any Revolving Lender has defaulted in 83 [[5866265v.11]] fulfilling its obligations under one or more other agreements in which such Revolving Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan, and no Issuing Bank shall be required to issue, amend or extend any Letter of Credit, unless, in each case, the Swingline Lender or such Issuing Bank shall have entered into arrangements with the Company and any other applicable Borrower or such Revolving Lender satisfactory to the Swingline Lender or such Issuing Bank, as the case may be, to defease any risk to it in respect of such Revolving Lender hereunder. (f) In the event that the Administrative Agent, the Company, the Swingline Lender and each Issuing Bank each agree that a Defaulting Lender that is a Revolving Lender has adequately remedied all matters that caused such Revolving Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the Revolving Lenders shall be readjusted to reflect the inclusion of such Revolving Lender’s Revolving Commitment and on such date such Revolving Lender shall purchase at par such of the Revolving Loans of the other Revolving Lenders and such funded participations in Swingline Loans and LC Disbursements as the Administrative Agent shall determine to be necessary in order for such Revolving Lender to hold such Revolving Loans and such funded participations in accordance with its Applicable Percentage, and such Revolving Lender shall thereupon cease to be a Defaulting Lender (but shall not be entitled to receive any Revolving Commitment Fees accrued during the period when it was a Defaulting Lender, and all amendments, waivers or modifications effected without its consent in accordance with the provisions of Section 10.02 and this Section during such period shall be binding on it). (g) In the event that the Administrative Agent and the Company each agree that a Defaulting Lender that is a Delayed Draw Term Lender has adequately remedied all matters that caused such Term Lender to be a Defaulting Lender, then on such date such Delayed Draw Term Lender shall take such actions as the Administrative Agent may determine to be appropriate in connection with such Delayed Draw Term Lender ceasing to be a Defaulting Lender, and such Delayed Draw Term Lender shall thereupon cease to be a Defaulting Lender (but (x) shall not be entitled to receive any Delayed Draw Term Ticking Fees accrued during the period when it was a Defaulting Lender, and (y) all amendments, waivers or modifications effected without its consent in accordance with the provisions of Section 10.02 and this Section during such period shall be binding on it). (h) The rights and remedies against, and with respect to, a Defaulting Lender under this Section are in addition to, and cumulative and not in limitation of, all other rights and remedies that the Administrative Agent, any Issuing Bank, the Swingline Lender, any other Lender or any Loan Party may at any time have against, or with respect to, such Defaulting Lender. SECTION 2.18. Incremental Facilities. (a) The Company may on one or more occasions, by written notice to the Administrative Agent, request (i) the establishment of Incremental Revolving Commitments and/or (ii) the establishment of Incremental Term Commitments; provided that (A) the aggregate amount of all the Incremental Commitments established hereunder shall not exceed US$750,000,000 and (B) no Incremental Term Loans may be incurred prior to the date that is the earlier of (x) the

84 [[5866265v.11]] Delayed Draw Term Commitment Termination Date and (y) the date on which the Delayed Draw Term Commitments shall have been reduced to zero. Each such notice shall specify (1) the date on which the Company proposes that the Incremental Revolving Commitments or the Incremental Term Commitments, as applicable, shall be effective, which shall be a date not less than 10 Business Days (or such shorter period as may be agreed to by the Administrative Agent) after the date on which such notice is delivered to the Administrative Agent and (2) the amount of the Incremental Revolving Commitments or Incremental Term Commitments, as applicable, being requested (it being agreed that (x) any Lender approached to provide any Incremental Revolving Commitment or Incremental Term Commitment may elect or decline, in its sole discretion, to provide such Incremental Revolving Commitment or Incremental Term Commitment and (y) any Person that the Company proposes to become an Incremental Lender, if such Person is not then a Lender, must be an Eligible Assignee and must be reasonably acceptable to the Administrative Agent and, in the case of any proposed Incremental Revolving Lender, each Issuing Bank and the Swingline Lender, in each case not to be unreasonably withheld, delayed or conditioned and solely to the extent the consent of the Administrative Agent, the Issuing Banks or the Swingline Lender, as the case may be, would be required for an assignment to such Person pursuant to Section 10.04). (b) The terms and conditions of any Incremental Revolving Commitment and the Loans and other extensions of credit to be made thereunder shall be identical to those of the Revolving Commitments and the Revolving Loans and other extensions of credit made thereunder, and shall be treated as a single Class with such Revolving Commitments and Revolving Loans. The terms and conditions of any Incremental Term Commitments and the Incremental Term Loans to be made thereunder shall be such as the Company and the applicable Incremental Term Lenders shall agree upon; provided that (i) the Incremental Term Loans shall be extensions of credit to the Company that are guaranteed only by the Subsidiary Guarantors, (ii) the Incremental Term Loans shall rank pari passu in right of payment with the other Loans and the other Loan Document Obligations and shall not be secured by any Liens on any assets of the Company or its Subsidiaries, unless the Loan Document Obligations are equally and ratably secured pursuant to security documentation reasonably satisfactory to the Administrative Agent, (iii) the Incremental Facility Agreement with respect thereto shall not contain any affirmative, negative or financial covenant applicable to the Company or the Subsidiaries or any event of default that benefits the Incremental Term Lenders (but not the other Lenders), in each case, except if this Agreement is amended to include such affirmative, negative or financial covenant or event of default for the benefit of all Lenders and (iv) if any Delayed Draw Term Loans shall be outstanding immediately after giving effect to the incurrence of such Incremental Term Loans and the application of the proceeds thereof, (A) the Incremental Term Maturity Date with respect to such Incremental Term Loans shall be no earlier than the Delayed Draw Term Maturity Date, (B) the weighted average life to maturity of such Incremental Term Loans shall be no shorter than the remaining weighted average life to maturity of the Delayed Draw Term Loans and (C) such Incremental Term Loans shall not be subject to any mandatory prepayment provisions. Any Incremental Term Commitments established pursuant to a single Incremental Facility Agreement that have identical terms and conditions, and any Incremental Term Loans made thereunder, shall be designated as a separate “Class” of Commitments or Loans for all purposes of this 85 [[5866265v.11]] Agreement; provided that any Incremental Term Loans that have identical terms as any other Class of “term” Loans then outstanding (in each case, disregarding any differences in original issue discount or upfront fees if not affecting the fungibility thereof for US federal income tax purposes) may, at the election of the Company, be treated as a single Class with such outstanding “term” Loans. (c) The Incremental Commitments shall be effected pursuant to one or more Incremental Facility Agreements executed and delivered by the Company, each Incremental Lender providing such Incremental Commitments and the Administrative Agent (with the Administrative Agent hereby agreeing that its consent thereto shall not be unreasonably withheld, conditioned or delayed); provided that no Incremental Commitments shall become effective unless (i) no Default or Event of Default shall have occurred and be continuing on the date of effectiveness thereof, both immediately prior to and immediately after giving effect to such Incremental Commitments and the making of any Loans thereunder to be made on such date, (ii) on the date of effectiveness thereof, the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects, in each case on and as of such date of effectiveness, except in the case of any such representation or warranty that expressly relates to a prior date, in which case such representation or warranty shall be so true and correct on and as of such prior date, and (iii) the Company shall have delivered to the Administrative Agent such customary legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other documents as shall have been reasonably be requested by the Administrative Agent in connection with any such transaction. Each Incremental Facility Agreement may, without the consent of any Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent and the Company, to give effect to the provisions of this Section, including any amendments necessary or appropriate to treat the Incremental Term Commitments and the Incremental Term Loans as a new Class of Commitments and Loans hereunder (including for purposes of voting). (d) Upon the effectiveness of an Incremental Commitment of any Incremental Lender, (i) such Incremental Lender shall be deemed to be a “Lender” (and a Lender in respect of Commitments and Loans of the applicable Class) hereunder, and henceforth shall be entitled to all the rights of, and benefits accruing to, Lenders (or Lenders in respect of Commitments and Loans of the applicable Class) hereunder and under the other Loan Documents and shall be bound by all agreements, acknowledgements and other obligations of Lenders (or Lenders in respect of Commitments and Loans of the applicable Class) hereunder and under the other Loan Documents and (ii) in the case of any Incremental Revolving Commitment, (A) such Incremental Revolving Commitment shall constitute (or, in the event such Incremental Lender already has a Revolving Commitment, shall increase) the Revolving Commitment of such Incremental Lender and (B) the Aggregate Revolving Commitment shall be increased by the amount of such Incremental Revolving Commitment, in each case, subject to further increase or reduction from time to time as provided herein. For the avoidance of doubt, upon the effectiveness of any Incremental Revolving Commitment, the Applicable Percentages of all the Revolving Lenders shall automatically be adjusted to give effect thereto. 86 [[5866265v.11]] (e) On the date of effectiveness of any Incremental Revolving Commitments, (i) the aggregate principal amount of the Revolving Loans outstanding (the “Existing Revolving Borrowings”) immediately prior to the effectiveness of such Incremental Revolving Commitments shall be deemed to be repaid, (ii) each Incremental Revolving Lender that shall have had a Revolving Commitment prior to the effectiveness of such Incremental Revolving Commitments shall pay to the Administrative Agent in same day funds and in the applicable currency an amount equal to the difference between (A) the product of (1) such Lender’s Applicable Percentage (calculated after giving effect to the effectiveness of such Incremental Revolving Commitments) multiplied by (2) the amount of each Resulting Revolving Borrowing (as hereinafter defined) and (B) the product of (1) such Lender’s Applicable Percentage (calculated without giving effect to the effectiveness of such Incremental Revolving Commitments) multiplied by (2) the amount of each corresponding Existing Revolving Borrowing, (iii) each Incremental Revolving Lender that shall not have had a Revolving Commitment prior to the effectiveness of such Incremental Revolving Commitments shall pay to Administrative Agent in same day funds and in the applicable currency an amount equal to the product of (1) such Lender’s Applicable Percentage (calculated after giving effect to the effectiveness of such Incremental Revolving Commitments) multiplied by (2) the amount of each Resulting Revolving Borrowing, (iv) after the Administrative Agent receives the funds specified in clauses (ii) and (iii) above, the Administrative Agent shall pay to each Revolving Lender the portion of such funds that is equal to the difference between (A) the product of (1) such Lender’s Applicable Percentage (calculated without giving effect to the effectiveness of such Incremental Revolving Commitments) multiplied by (2) the amount of each Existing Revolving Borrowing, and (B) the product of (1) such Lender’s Applicable Percentage (calculated after giving effect to the effectiveness of such Incremental Revolving Commitments) multiplied by (2) the amount of each corresponding Resulting Revolving Borrowing, (v) after the effectiveness of such Incremental Revolving Commitments, the applicable Borrowers shall be deemed to have made new Revolving Borrowings (the “Resulting Revolving Borrowings”) in amounts and currencies equal to the amount and currencies of the Existing Revolving Borrowings and of the Types and for the Interest Periods specified in a Borrowing Request delivered to the Administrative Agent in accordance with Section 2.03 (and the Company shall, on behalf of all applicable Borrowers, deliver such Borrowing Request), (vi) each Revolving Lender shall be deemed to hold its Applicable Percentage of each Resulting Revolving Borrowing (calculated after giving effect to the effectiveness of such Incremental Revolving Commitments) and (vii) the applicable Borrowers shall pay each Revolving Lender any and all accrued but unpaid interest on its Revolving Loans comprising the Existing Revolving Borrowings. The deemed payments of the Existing Revolving Borrowings made pursuant to clause (i) above shall be subject to compensation by the Borrowers pursuant to the provisions of Section 2.13 if the date of the effectiveness of such Incremental Revolving Commitments occurs other than on the last day of the Interest Period relating thereto. (f) Subject to the terms and conditions set forth herein and in the applicable Incremental Facility Agreement, each Lender holding an Incremental Term Commitment of any Class shall make a Loan to the Company in an amount equal to such Incremental Term Commitment on the date specified in such Incremental Facility Agreement. 87 [[5866265v.11]] (g) The Administrative Agent shall notify the Lenders promptly upon receipt by the Administrative Agent of any notice from the Company referred to in paragraph (a) of this Section and of the effectiveness of any Incremental Commitments, in each case advising the Lenders of the details thereof and, in the case of effectiveness of any Incremental Revolving Commitments, of the Applicable Percentages of the Revolving Lenders after giving effect thereto. SECTION 2.19. [Reserved]. SECTION 2.20. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, any Borrower may request any Issuing Bank to issue Letters of Credit (or to amend or extend outstanding Letters of Credit) denominated in any LC Currency, for its own account or, so long as (if such Subsidiary is not a Borrowing Subsidiary) the Company is a joint and several co-applicant with respect thereto, for the account of any Subsidiary, in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time during the Revolving Availability Period (but in any event not after the latest expiration date specified in Section 2.20(c)). In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Company or any Subsidiary to, or entered into by the Company or any Subsidiary with, any Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. To the extent any letter of credit application or other document submitted or entered into by the Company or any Subsidiary to or with any Issuing Bank relating to any Letter of Credit shall contain any representations or warranties, covenants, defaults or events of default that are not set forth in this Agreement (or that are inconsistent with this Agreement, including because they do not contain the standards, qualifications, thresholds and exceptions for materiality consistent with those set forth in this Agreement), such representations or warranties, covenants, defaults and events of default shall, unless otherwise expressly agreed to by the Company, be deemed to be not a part of such letter of credit application or other document (or, in the case of such inconsistency, be deemed to be reformulated (including to include the applicable standards, qualifications, thresholds and exceptions set forth herein) to conform to the terms of this Agreement) without further action by any Person, and each Issuing Bank expressly agrees that no default, breach or penalty under such letter of credit application or other document shall arise as a result thereof. The Company unconditionally and irrevocably agrees that, in connection with any Letter of Credit issued for the account of any Subsidiary that is not a Borrowing Subsidiary as provided in the first sentence of this paragraph, the Company will be fully responsible for the reimbursement of LC Disbursements, the payment of interest thereon and the payment of fees due under Section 2.09(c) to the same extent as if it were the sole account party in respect of such Letter of Credit (the Company hereby irrevocably waiving, to the extent permitted by applicable law, any defenses that might otherwise be available to it as a guarantor of the obligations of any Subsidiary that shall be an account party in respect of any such Letter of Credit). Each Existing Letter of Credit shall be deemed, for all purposes of this Agreement (including paragraphs (d) and (f) of this Section), to be a Letter of Credit issued hereunder on the Restatement Effective Date for the account of the applicable Borrower; provided that the Company shall be primarily liable for any obligation of any Subsidiary

88 [[5866265v.11]] (other than a Borrowing Subsidiary) under any such Letter of Credit. This Section shall not be construed to impose an obligation upon any Issuing Bank to issue any Letter of Credit if (i) any order, judgment or decree of any Governmental Authority shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or, in the case of any Borrowing Subsidiary, shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital or liquidity requirement, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense, in each case for which such Issuing Bank is not otherwise compensated hereunder, (ii) the issuance of such Letter of Credit would violate one or more policies of general applicability of such Issuing Bank or (iii) such Letter of Credit is not in the currency approved for issuance by such Issuing Bank. The issuance of Letters of Credit by any Issuing Bank shall be subject to customary procedures of such Issuing Bank. No Issuing Bank shall be required to issue (but if requested as set forth above, may issue) trade Letters of Credit or Letters of Credit in the form of bank guaranties. It is understood and agreed that the provisions of this Section (and any other provision of this Agreement or any other Loan Document) in respect of Letters of Credit will apply to bank guaranties, mutatis mutandis, with the intention of having the same effect for both letters of credit and bank guaranties. (b) Notice of Issuance, Amendment, Extension; Certain Conditions. To request the issuance of a Letter of Credit or the amendment or extension of an outstanding Letter of Credit (other than an automatic annual extension of such Letter of Credit in accordance with its terms), the applicable Borrower (or the Company on its behalf) shall deliver to the applicable Issuing Bank and the Administrative Agent at least three Business Days (or such shorter period as is acceptable to the applicable Issuing Bank) in advance of the requested date of issuance, amendment or extension, a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended or extended, and specifying the requested date of issuance, amendment or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the currency of such Letter of Credit (which shall be an LC Currency), the name and address of the beneficiary thereof and such other information as shall be necessary to enable the applicable Issuing Bank to prepare, amend or extend such Letter of Credit. If requested by the applicable Issuing Bank, the applicable Borrower also shall submit a letter of credit or bank guaranty application on such Issuing Bank’s standard form in connection with any such request. A Letter of Credit shall be issued, amended or extended only if (and upon each issuance, amendment or extension of any Letter of Credit the applicable Borrower (or the Company on its behalf) shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension, (i) the LC Exposure attributable to Letters of Credit issued by any Issuing Bank will not, unless otherwise agreed by such Issuing Bank, exceed the LC Commitment of such Issuing Bank, (ii) the aggregate LC Exposure will not exceed US$500,000,000 and (iii) the Revolving Exposure of each Revolving Lender will not exceed its Revolving Commitment. Each Issuing Bank agrees that it shall not permit any issuance, amendment or extension of a Letter of Credit to occur unless it 89 [[5866265v.11]] shall have given to the Administrative Agent written notice thereof required under paragraph (k) of this Section. (c) Expiration Date. Each Letter of Credit shall by its terms expire at or prior to the close of business on the Letter of Credit Termination Date; provided, that, if the applicable Issuing Bank shall have consented thereto in writing, a Letter of Credit may expire on a date later than the Letter of Credit Termination Date if such Letter of Credit is, at the time it is issued, amended or extended (or such other time as may be agreed to in writing by the applicable Issuing Bank), cash collateralized or otherwise backstopped in an amount and manner and pursuant to documentation reasonably satisfactory to the applicable Issuing Bank (any such Letter of Credit being referred to as a “Backstopped Letter of Credit”). (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Revolving Lenders, the Issuing Bank that is the issuer thereof hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of such Issuing Bank, such Revolving Lender’s Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the applicable Borrower on the date due as provided in paragraph (f) of this Section, or of any reimbursement payment required to be refunded to the applicable Borrower for any reason. Such payment by the Revolving Lenders shall be made (i) if the currency of the applicable LC Disbursement or reimbursement payment shall be US Dollars, in US Dollars and (ii) subject to paragraph (l) of this Section, if the currency of the applicable LC Disbursement or reimbursement payment shall be a currency other than US Dollars, in US Dollars in an amount equal to the US Dollar Equivalent of such LC Disbursement or reimbursement payment, calculated by the Administrative Agent using the LC Exchange Rate on the applicable LC Participation Calculation Date. Each Revolving Lender acknowledges and agrees that (i) its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment or extension of any Letter of Credit, any fluctuation in currency values, the occurrence and continuance of any Default, any reduction or termination of the Revolving Commitments or any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of ISP 98 or any successor publication of the International Chamber of Commerce) permits a drawing to be made under such Letter of Credit after the expiration thereof or of the Revolving Commitments, and (ii) each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender further acknowledges and agrees that, in issuing, amending or extending any Letter of Credit, the applicable Issuing Bank shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of the Borrowers deemed made pursuant to Section 4.02, unless, at least two Business Days prior to the time such Letter of Credit is issued, amended or extended (or, 90 [[5866265v.11]] in the case of an automatic annual extension of such Letter of Credit in accordance with its terms, at least two Business Days prior to the time by which the election not to extend must be made by the applicable Issuing Bank), a Majority in Interest of the Revolving Lenders shall have notified the applicable Issuing Bank (with a copy to the Administrative Agent) in writing that, as a result of one or more events or circumstances described in such notice, one or more of the conditions precedent set forth in Section 4.02(a) or 4.02(b) would not be satisfied if such Letter of Credit were then issued, amended or extended (it being understood and agreed that, in the event any Issuing Bank shall have received any such notice, no Issuing Bank shall have any obligation to issue, amend or extend any Letter of Credit until and unless it shall be satisfied that the events and circumstances described in such notice shall have been cured or otherwise shall have ceased to exist). (e) Disbursements. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit issued by it and shall promptly notify the Administrative Agent and the applicable Borrower by telephone (promptly confirmed by email) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve any Borrower of its obligation to reimburse such LC Disbursement. (f) Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the applicable Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount in the currency of such LC Disbursement equal to such LC Disbursement not later than 12:00 p.m., Local Time, on the Business Day immediately following the day that such Borrower receives notice of such LC Disbursement; provided that, if such LC Disbursement is denominated in US Dollars and is not less than US$1,000,000, the applicable Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Revolving Borrowing or a Swingline Loan in an equivalent amount and, to the extent so financed, such Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan. If the applicable Borrower fails to make any such reimbursement payment when due, (i) if such payment relates to a Letter of Credit denominated in any currency other than US Dollars, automatically and with no further action required, the obligation of such Borrower to reimburse the applicable LC Disbursement shall be permanently converted into an obligation to reimburse the US Dollar Equivalent, calculated using the LC Exchange Rate on the applicable LC Participation Calculation Date, of such LC Disbursement and (ii) in the case of each LC Disbursement, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the amount of the payment then due from such Borrower in respect thereof and such Revolving Lender’s Applicable Percentage thereof, and each Revolving Lender shall pay in US Dollars to the Administrative Agent on the date such notice is received its Applicable Percentage of the payment then due from such Borrower, in the same manner as provided in Section 2.04 with respect to Revolving Loans made by such Lender (and Section 2.04 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this paragraph), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders. 91 [[5866265v.11]] Promptly following receipt by the Administrative Agent of any payment from the applicable Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Revolving Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse an Issuing Bank for any LC Disbursement (other than the funding of an ABR Revolving Loan or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the applicable Borrower of its obligation to reimburse such LC Disbursement. If the applicable Borrower’s reimbursement of, or obligation to reimburse, any amounts in any currency other than US Dollars would subject the Administrative Agent, the applicable Issuing Bank or any Revolving Lender to any stamp duty, ad valorem charge or similar tax that would not be payable if such reimbursement were made or required to be made in US Dollars, such Borrower shall pay the amount of any such tax requested by the Administrative Agent, such Issuing Bank or such Revolving Lender. (g) Obligations Absolute. Each Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (f) of this Section is absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement or any other Loan Document, or any term or provision thereof or hereof, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of ISP 98 or any successor publication of the International Chamber of Commerce) permits a drawing to be made under such Letter of Credit after the stated expiration date thereof or of the Revolving Commitments or (v) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of, or provide a right of setoff against, the applicable Borrower’s obligations hereunder. None of the Administrative Agent, the Lenders, the Issuing Banks or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit, any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any other act, failure to act or other event or circumstance; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to any Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by each Borrower to the extent permitted by applicable law) suffered by any Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that unless a court of competent

92 [[5866265v.11]] jurisdiction shall have determined in a final and nonappealable judgment that in making any such determination the applicable Issuing Bank acted with gross negligence, bad faith or willful misconduct, such Issuing Bank shall be deemed to have exercised care in such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (h) Interim Interest. If an Issuing Bank shall make any LC Disbursement, then, unless the applicable Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof (determined in accordance with the definition thereof) shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the applicable Borrower reimburses such LC Disbursement, (i) in the case of any LC Disbursement denominated in US Dollars, and at all times following the conversion to US Dollars of any LC Disbursement made in any other LC Currency pursuant to paragraph (f) or (l) of this Section, at the rate per annum then applicable to ABR Revolving Loans and (ii) if such LC Disbursement is made in an LC Currency other than US Dollars, at all times prior to its conversion to US Dollars pursuant to paragraph (f) or (l) of this Section, at a rate equal to the rate reasonably determined by the applicable Issuing Bank to be the cost to such Issuing Bank of funding such LC Disbursement (which determination shall be conclusive absent manifest error, it being understood that such Issuing Bank may deem the applicable Alternative Currency Overnight Rate to represent such cost of funding) plus the Applicable Rate applicable to Term SOFR Revolving Loans at such time; provided that, if the applicable Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (f) of this Section, then Section 2.10(e) shall apply. Interest accrued pursuant to this paragraph shall be paid to the Administrative Agent, for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (f) of this Section to reimburse such Issuing Bank shall be paid to the Administrative Agent for the account of such Revolving Lender to the extent of such payment, and shall be payable on demand or, if no demand has been made, on the date on which the applicable Borrower reimburses the applicable LC Disbursement in full. (i) Designation of Additional Issuing Banks. The Company may, at any time and from time to time, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld, delayed or conditioned), designate as additional Issuing Banks one or more Revolving Lenders that agree to serve in such capacity as provided below. The acceptance by a Revolving Lender of an appointment as an Issuing Bank hereunder shall be evidenced by an agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent, executed by the Company, the Administrative Agent and such designated Revolving Lender and, from and after the effective date of such agreement, (i) such Revolving Lender shall have all the rights and obligations of an Issuing Bank under this Agreement and (ii) references herein and in the 93 [[5866265v.11]] other Loan Documents to the term “Issuing Bank” shall be deemed to include such Revolving Lender in its capacity as an issuer of Letters of Credit hereunder. (j) Termination of an Issuing Bank. The Company may terminate the appointment of any Issuing Bank as an “Issuing Bank” hereunder by providing a written notice thereof to such Issuing Bank, with a copy to the Administrative Agent. Any such termination shall become effective upon the earlier of (i) such Issuing Bank acknowledging receipt of such notice and (ii) the 10th Business Day following the date of the delivery thereof; provided that no such termination shall become effective until and unless the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (or its Affiliates) shall have been reduced to zero. At the time any such termination shall become effective, the applicable Borrowers shall pay all unpaid fees accrued for the account of the terminated Issuing Bank pursuant to Section 2.09(c). Notwithstanding the effectiveness of any such termination, the terminated Issuing Bank shall remain a party hereto and shall continue to have all the rights of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such termination, but shall not issue any additional Letters of Credit. (k) Issuing Bank Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each Issuing Bank shall, in addition to its notification obligations set forth elsewhere in this Section, (i) report in writing to the Administrative Agent periodic activity (for such period or recurrent periods as shall be requested by the Administrative Agent) in respect of Letters of Credit issued by such Issuing Bank, including all issuances, extensions and amendments, all expirations and cancellations and all disbursements and reimbursements, (ii) reasonably prior to the time that such Issuing Bank issues, amends or extends any Letter of Credit, the date of such issuance, amendment or extension, and the currency and stated amount of the Letters of Credit issued, amended or extended by it and outstanding after giving effect to such issuance, amendment or extension (and whether the amounts thereof shall have changed), (iii) on any Business Day on which any Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and the currency and amount of such LC Disbursement and (iv) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank. (l) Conversion. In the event that the Loans become immediately due and payable on any date pursuant to Section 7.01, all amounts (i) that the applicable Borrowers are at the time or become thereafter required to reimburse or otherwise pay to the Administrative Agent in respect of LC Disbursements made under any Letter of Credit denominated in an LC Currency other than US Dollars (other than amounts in respect of which any Borrower has deposited cash collateral, if such cash collateral was deposited in the applicable currency), (ii) that the Revolving Lenders are at the time or become thereafter required to pay to the Administrative Agent (and the Administrative Agent is at the time or becomes thereafter required to distribute to the applicable Issuing Bank) pursuant to paragraph (f) of this Section in respect of unreimbursed LC Disbursements made under any Letter of Credit denominated in an LC Currency other than US Dollars and (iii) of each Revolving Lender’s participation in any Letter of Credit denominated in an LC Currency other than US Dollars under which an LC Disbursement has been made 94 [[5866265v.11]] shall, automatically and with no further action required, be converted into the US Dollar Equivalent, calculated using the LC Exchange Rate on the date that the Loans become immediately due and payable pursuant to Section 7.01 (or in the case of any LC Disbursement made after such date, on the date such LC Disbursement is made), of such amounts. On and after such conversion, all amounts accruing and owed to the Administrative Agent, any Issuing Bank or any Revolving Lender in respect of the obligations described in this paragraph shall accrue and be payable in US Dollars at the rates otherwise applicable hereunder. (m) Exposure Determination. For all purposes of this Agreement (other than for purposes of Section 2.09), the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases (other than any such increase consisting of the reinstatement of an amount previously drawn thereunder and reimbursed), whether or not such maximum stated amount is in effect at the time of determination. (n) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Company receives notice from the Administrative Agent or a Majority in Interest of the Revolving Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Company shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders and the Issuing Banks, an amount in US Dollars equal to the LC Exposure attributable to Letters of Credit issued for the account of such Borrower as of such date plus any accrued and unpaid interest thereon; provided that (i) amounts required to be deposited in respect of any Letter of Credit or LC Disbursement shall be deposited in the currency of such Letter of Credit or LC Disbursement, except that amounts required to be deposited in respect of LC Disbursements in an LC Currency other than US Dollars in respect of which the applicable Borrower’s reimbursement obligations have been converted to obligations in US Dollars as provided in paragraph (f) or (l) of this Section and interest accrued thereon shall be deposited in US Dollars, and (ii) the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Company under Section 7.01(i). The Borrowers shall also deposit cash collateral in accordance with this paragraph as and to the extent required by Section 2.08(b) or 2.17(c). Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the applicable Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be in Cash Equivalent Investments if any such investments are made (it being understood that any such investments shall be at the option and sole discretion of the Administrative Agent and at the applicable Borrower’s risk and expense), such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Banks for LC Disbursements for which they have not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the 95 [[5866265v.11]] reimbursement obligations of the applicable Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of (A) a Majority in Interest of the Revolving Lenders and (B) in the case of any such application at a time when any Revolving Lender is a Defaulting Lender (but only if, after giving effect thereto, the remaining cash collateral shall be less than the total LC Exposure of all the Defaulting Lenders), the consent of each Issuing Bank), be applied to satisfy other obligations of such Borrower under this Agreement. If the Company is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Company within three Business Days after all Events of Default have been cured or waived. If the Borrowers are required to provide an amount of cash collateral hereunder pursuant to Section 2.08(b), such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers to the extent that the applicable excess referred to in such Section shall have been eliminated and no Default shall have occurred and be continuing. If the Borrowers provide an amount of cash collateral hereunder pursuant to Section 2.17(c), such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers, upon request of the Borrowers, to the extent that, after giving effect to such return, no Issuing Bank shall have any exposure in respect of any outstanding Letter of Credit that is not fully covered by the Revolving Commitments of the Non-Defaulting Revolving Lenders and/or the remaining cash collateral and no Event of Default shall have occurred and be continuing. SECTION 2.21. Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender may, in its sole discretion, make Swingline Loans denominated in US Dollars to any Borrower from time to time during the Revolving Availability Period, provided that, after giving effect thereto, (i) the aggregate principal amount of the outstanding Swingline Loans shall not exceed US$75,000,000, (ii) no Lender’s Revolving Exposure shall exceed such Lender’s Revolving Commitment and (iii) the Aggregate Revolving Exposure shall not exceed the Aggregate Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Swingline Loans. For the avoidance of doubt, any reference in this Agreement to the obligation of the Swingline Lender to make a Swingline Loan being subject to the satisfaction of certain conditions or to the Swingline Lender not being required to fund any Swingline Loan absent the occurrence of certain events (or words of similar import) shall not be deemed to create any obligation of the Swingline Lender to make or fund any Swingline Loan other than in its sole discretion. (b) To request a Swingline Loan, the applicable Borrower (or the Company on its behalf) shall submit to the Swingline Lender (with a copy to the Administrative Agent) a Swingline Borrowing Request, signed by its Senior Officer, not later than 1:00 p.m., Local Time, on the day of the proposed Swingline Loan. Each such Swingline Borrowing Request shall be irrevocable and shall specify the name of the applicable Borrower, the requested date (which shall be a Business Day) and the amount of the requested Swingline Loan and the location and number of the account of the applicable Borrower to which funds are to be disbursed or, in the case of any Swingline Loan requested to finance the reimbursement of an LC Disbursement as provided in Section 2.20(f), the identity of the Issuing Bank that has made such LC Disbursement. If

96 [[5866265v.11]] the Swingline Lender shall have determined, in its sole discretion, to make the requested Swingline Loan, then the Swingline Lender shall make such Swingline Loan available to the applicable Borrower by means of a wire transfer to the account specified in the applicable Swingline Borrowing Request or to the applicable Issuing Bank, as the case may be, by 4:00 p.m., Local Time, on the requested date of such Swingline Loan. (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of the Swingline Loans in which the Revolving Lenders will be required to participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees to pay, upon receipt of notice as provided above, to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that, in making any Swingline Loan, the Swingline Lender shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of the applicable Borrower deemed made pursuant to Section 4.02, unless, at least two Business Days prior to the time such Swingline Loan was made, the Majority in Interest of the Revolving Lenders shall have notified the Swingline Lender (with a copy to the Administrative Agent) in writing that, as a result of one or more events or circumstances described in such notice, one or more of the conditions precedent set forth in Section 4.02(a) or 4.02(b) would not be satisfied if such Swingline Loan were then made (it being understood and agreed that, in the event the Swingline Lender shall have received any such notice, it shall have no obligation to make any Swingline Loan until and unless it shall be satisfied that the events and circumstances described in such notice shall have been cured or otherwise shall have ceased to exist). Each Revolving Lender further acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or any reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.04 with respect to Revolving Loans made by such Revolving Lender (and Section 2.04 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this paragraph), and the Administrative Agent shall promptly remit to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the applicable Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from any Borrower (or other Person on behalf of any Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the 97 [[5866265v.11]] Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the applicable Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not constitute a Loan and shall not relieve the applicable Borrower of its obligation to repay such Swingline Loan. (d) The Swingline Lender may be replaced at any time by written agreement among the Company, the Administrative Agent, the successor Swingline Lender and, except in the case of a resignation by the replaced Swingline Lender pursuant to Section 2.21(e), the replaced Swingline Lender. The Administrative Agent shall notify the Revolving Lenders of any such replacement of the Swingline Lender. At the time any such replacement shall become effective, the Borrower shall pay all unpaid interest accrued for the account of the replaced Swingline Lender pursuant to Section 2.10(a). From and after the effective date of any such replacement, (i) the successor Swingline Lender shall have all the rights and obligations of the replaced Swingline Lender under this Agreement with respect to Swingline Loans made thereafter and (ii) references herein to the term “Swingline Lender” shall be deemed to refer to such successor or to any previous Swingline Lender, or to such successor and all previous Swingline Lenders, as the context shall require. After the replacement of the Swingline Lender hereunder, the replaced Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to its replacement, but shall not make additional Swingline Loans. (e) Subject to the appointment and acceptance of a successor Swingline Lender in accordance with Section 2.21(d), the Swingline Lender may resign as Swingline Lender at any time upon 30 days’ prior written notice to the Administrative Agent, the Borrower and the Revolving Lenders, in which case, the Swingline Lender shall be replaced in accordance with Section 2.21(d). SECTION 2.22. Borrowing Subsidiaries. (a) The Company may at any time and from time to time after the Restatement Effective Date designate any wholly owned Subsidiary as a Borrowing Subsidiary under the Revolving Facility by delivery to the Administrative Agent of a written request therefor. The effectiveness of any such designation shall be subject to (i) the prior written consent thereto by the Administrative Agent and, other than in the case of such designation of an Approved Netherlands Borrower or any Domestic Borrowing Subsidiary, by each Revolving Lender (in each case, not to be unreasonably withheld, conditioned or delayed), it being understood that a Revolving Lender shall be deemed to have acted reasonably in withholding its consent (any such Revolving Lender, an “Objecting Lender”) if (A) it is unlawful (or such Revolving Lender cannot or has not been able to determine that it is lawful) for such Revolving Lender to make Revolving Loans and other extensions of credit under this Agreement to such Subsidiary, (B) the making of Revolving Loans or other extensions of credit under this Agreement to such Subsidiary might subject such Revolving Lender to adverse tax consequences for which it is not reimbursed hereunder, (C) such Revolving Lender would be required to, or has determined that it would be prudent to, register or file in the 98 [[5866265v.11]] jurisdiction of formation, organization or location of such Subsidiary in order to make Revolving Loans or other extensions of credit under this Agreement to such Subsidiary, and such Revolving Lender does not wish to do so or (D) such Revolving Lender is restricted by operational or administrative procedures or other applicable internal policies from making Revolving Loans or other extensions of credit under this Agreement to Persons formed, organized or located in the jurisdiction in which such Subsidiary is formed, organized or located, (ii) (A) each Lender having received all documentation and other information with respect to such Subsidiary required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that shall have been requested by such Lender prior to a deadline notified by the Administrative Agent to the Lenders (which deadline shall be set by the Administrative Agent in its reasonable discretion and in consultation with the Company) and (B) to the extent such Subsidiary qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Administrative Agent having received a Beneficial Ownership Certification in relation to such Subsidiary prior to a deadline notified by the Administrative Agent (which deadline shall be set by the Administrative Agent in its reasonable discretion and in consultation with the Company), (iii) satisfaction of the conditions set forth in Section 4.03 and (iv) the Administrative Agent having received a counterpart of the Borrowing Subsidiary Accession Agreement executed on behalf of the Company and such Subsidiary. Upon the execution and delivery of a Borrowing Subsidiary Accession Agreement by the Company and such Subsidiary, and the acceptance thereof by the Administrative Agent, such Subsidiary shall for all purposes of this Agreement be a Borrowing Subsidiary and a party to this Agreement. (b) Upon the execution by the Company and delivery to the Administrative Agent of a Borrowing Subsidiary Termination with respect to any Borrowing Subsidiary, such Subsidiary shall cease to be a Borrowing Subsidiary and a party to this Agreement; provided that no Borrowing Subsidiary Termination will become effective as to any Borrowing Subsidiary (other than to terminate such Borrowing Subsidiary’s right to request or receive further Revolving Borrowings or Swingline Loans or obtain Letters of Credit under this Agreement) until (i) all Loans made to such Borrowing Subsidiary shall have been repaid (including with proceeds of Revolving Loans concurrently borrowed by the Company or another Borrowing Subsidiary) and (ii) (A) to the extent the Company is not a joint and several co-applicant with respect thereto, (x) all Letters of Credit issued for the account of such Borrowing Subsidiary shall have expired or been canceled or otherwise terminated (or the Company shall have agreed to become an obligor with respect thereto pursuant to documentation reasonably satisfactory to the applicable Issuing Bank) and (y) all amounts due and payable in connection with such Letters of Credit by such Borrowing Subsidiary in respect of LC Disbursements and related fees shall have been paid in full and (B) all interest and other fees (and, to the extent notified by the Administrative Agent, any Revolving Lender or any Issuing Bank, any other amounts) due and payable hereunder by such Borrowing Subsidiary shall have been paid in full. As soon as practicable upon receipt of a Borrowing Subsidiary Termination, the Administrative Agent shall make a copy thereof available to each Revolving Lender. (c) Each Borrowing Subsidiary hereby irrevocably appoints the Company as its agent for all purposes of this Agreement and the other Loan Documents, 99 [[5866265v.11]] including (i) the giving and receipt of notices (including any Borrowing Request and any Interest Election Request) and (ii) the execution and delivery of all documents, instruments and certificates contemplated herein. Each Borrowing Subsidiary hereby acknowledges that any amendment, waiver or other modification to this Agreement or any other Loan Document may be effected as set forth in Section 10.02, that no consent of such Borrowing Subsidiary shall be required to effect any such amendment, waiver or other modification and that such Borrowing Subsidiary shall be bound by this Agreement or any other Loan Document (if it is theretofore a party thereto) as so amended, waived or otherwise modified. (d) Notwithstanding anything in this Agreement or any other Loan Document to the contrary, it is agreed, and the Loan Documents shall in all circumstances be interpreted to provide, that each Foreign Borrowing Subsidiary is liable only for Loans made to such Foreign Borrowing Subsidiary, interest on such Loans, such Foreign Borrowing Subsidiary’s reimbursement obligations with respect to any Letter of Credit issued for its account and for the account of its subsidiaries and interest thereon and its other Obligations, including general fees, reimbursements, indemnities and charges for which it is severally liable hereunder or under any other Loan Document. Nothing in this Agreement or in any other Loan Document (including provisions which purport to impose joint and several liability on a Foreign Borrowing Subsidiary and the other Loan Parties) shall be deemed or operate to cause any Foreign Borrowing Subsidiary to Guarantee or assume liability with respect to any Loan made to the Company or any other Loan Party, any Letters of Credit issued for the account of the Company or any other Subsidiary (other than a subsidiary of such Foreign Borrowing Subsidiary) or other Obligation for which any other Loan Party is the primary obligor. Nothing in this paragraph is intended to limit, nor shall it be deemed to limit, any liability of the Company or any other Loan Party (other than a Foreign Borrowing Subsidiary) for any of the Obligations, whether in its primary capacity as a Borrower, as a guarantor, at law or otherwise. SECTION 2.23. Non-Public Lender. Any Loan extended to or for the account of a Borrower incorporated under the laws of the Netherlands shall at all times be provided by a Lender that is a Non-Public Lender. ARTICLE III Representations and Warranties The Company represents and warrants to the Administrative Agent, the Lenders and the Issuing Banks, on the Restatement Effective Date and on each other date on which representations and warranties are required to be, or are deemed to be, made under the Loan Documents, that: SECTION 3.01. Organization. Each of the Company and its Subsidiaries is duly organized, validly existing and, to the extent such concept is applicable in the relevant jurisdiction, in good standing under the laws of its jurisdiction of organization, in each case (other than in the case of any Borrower), except where the failure to be so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse

100 [[5866265v.11]] Effect. Each of the Company and its Subsidiaries is duly qualified to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except for such jurisdictions where the failure to so qualify would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 3.02. Authorization; No Conflict; Compliance with Law. The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party and, in the case of any Borrower, the borrowing of Loans and the issuance of Letters of Credit, are within such Loan Party’s corporate or other organizational powers, and each Loan Party is duly authorized to execute and deliver each Loan Document to which it is a party, each Borrower is duly authorized to borrow Loans and obtain Letters of Credit hereunder and each Loan Party is duly authorized to perform its obligations under each Loan Document to which it is a party. The Transactions do not and will not (a) require any consent or approval of, or registration or filing with, any Governmental Authority (other than any consent, approval, registration or filing that has been obtained or made and is in full force and effect), (b) conflict with (i) any provision of law, (ii) the charter, by- laws or other organizational documents of the Company or any of its Subsidiaries or (iii) the 2013 Note Indenture, the 2021 Subsidiary Note Indenture or any other agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon the Company or any of its Subsidiaries or any of their respective properties or (c) require, or result in, the creation or imposition of any Lien on any material asset of the Company or any of its Subsidiaries (other than Liens in favor of the Administrative Agent created pursuant to any of the Loan Documents), in the case of clauses (a), (b)(i) and (b)(iii), except to the extent that failure to obtain or make such consent, approval, registration or filing or, other than with respect to the 2013 Note Indenture or the 2021 Subsidiary Note Indenture, to the extent such conflict would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 3.03. Validity and Binding Nature. Each of the Loan Documents to which any Loan Party is a party has been duly executed and delivered by such Loan Party and is the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity. SECTION 3.04. Financial Condition. The audited consolidated financial statements of the Company and its Subsidiaries for and as at the end of the Fiscal Year ended December 31, 2021, and the unaudited consolidated interim financial statements of the Company and its Subsidiaries for and as at the end of the Fiscal Quarters ended March 31, 2022 and June 30, 2022, copies of each of which have been made available to each Lender, were prepared in accordance with GAAP (subject, in the case of such unaudited statements, to the absence of footnotes and to normal year-end adjustments) and present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries as at such dates and the results of their operations and cash flows for the periods then ended. 101 [[5866265v.11]] SECTION 3.05. No Material Adverse Change. Since December 31, 2021, there has been no event or condition that has had, or would reasonably be expected to have, material adverse change in the financial condition, operations, assets, business or properties of the Company and its Subsidiaries, taken as a whole. SECTION 3.06. Litigation and Contingent Liabilities. No litigation (including derivative actions), arbitration proceeding or governmental investigation or proceeding is pending or, to the Company’s knowledge, threatened in writing against the Company or any of its Subsidiaries (a) involving the Loan Documents or (b) that, if determined adversely, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Other than any liability incident to such litigation or proceedings, neither the Company nor any Subsidiary has any material contingent liabilities that would be required to be disclosed by GAAP, which are not reflected in the financial statements of the Company referred to in Section 3.04 or prepared and delivered pursuant to Section 5.01 for the fiscal period during which such material contingent liability was incurred or permitted by Section 6.01. SECTION 3.07. Subsidiaries. Schedule 3.07 sets forth the percentage of Capital Securities in each Subsidiary owned directly or indirectly by the Company as of the Restatement Effective Date, together with their respective legal names and places of organization, and identifying whether such Subsidiary is a Designated Subsidiary as of the Restatement Effective Date. SECTION 3.08. Pension Plans. (a) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Pension Plan is in compliance with the applicable provisions of ERISA, the Code and other Federal or state laws. Each Pension Plan that is intended to qualify under Section 401(a) of the Code has received from the IRS a favorable determination or opinion letter, which has not by its terms expired, that such Pension Plan is so qualified, or such Pension Plan is entitled to rely on an IRS advisory or opinion letter with respect to an IRS-approved master and prototype or volume submitter plan, or a timely application for such a determination or opinion letter is currently being processed by the IRS with respect thereto; and, to the knowledge of Company, nothing has occurred which would prevent, or cause the loss of, such qualification. (b) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each Foreign Pension Plan is in compliance with all requirements of law applicable thereto and the respective requirements of the governing documents for such plan, (ii) with respect to each Foreign Pension Plan, none of the Subsidiaries or other Affiliates of the Company or any of their respective directors, officers, employees or agents has engaged in a transaction that could subject the Company or any of its Subsidiaries, directly or indirectly, to a tax or civil penalty, (iii) with respect to each Foreign Pension Plan, reserves have been established in the financial statements furnished to Lenders in respect of any unfunded liabilities in accordance with all requirements of law and prudent business practice or, where required, in accordance with ordinary accounting practices in the jurisdiction in which such Foreign Pension Plan is maintained, and (iv) no Foreign Pension Plan has any unfunded pension liability. 102 [[5866265v.11]] (c) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) no ERISA Event has occurred during the current calendar year or the six full calendar years ending prior to the Restatement Effective Date or is reasonably expected to occur, (ii) no Pension Plan has any unfunded pension liability (i.e., excess of benefit liabilities over the current value of that Pension Plan’s assets, determined pursuant to the assumptions used for funding the Pension Plan for the applicable plan year in accordance with Section 430 of the Code), (iii) neither the Company nor any member of the ERISA Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than required minimum contributions under ERISA or premiums due and not delinquent under Section 4007 of ERISA), (iv) neither the Company nor any member of the ERISA Group has incurred during the current calendar year or the six calendar years ending prior to the Restatement Effective Date, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA, with respect to a Multiemployer Plan and (v) neither the Company nor any member of the ERISA Group has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA. SECTION 3.09. Investment Company Act. No Loan Party is an “investment company” within the meaning of, or subject to regulation under, the Investment Company Act of 1940. SECTION 3.10. Regulation U. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock. No part of the proceeds of any Loan has been or will be used, immediately, incidentally, or ultimately, for any purpose which entails a violation (including on the part of any Lender) of the provisions of the regulations of the Board of Governors, including Regulation U. Not more than 25% of the value of the assets subject to any restrictions on the sale, pledge or other disposition of assets under this Agreement, any other Loan Document or any other agreement between the Company or any Subsidiary and any Lender or Affiliate of a Lender will at any time be represented by Margin Stock. SECTION 3.11. Solvency. On the Restatement Effective Date and on any Delayed Draw Term Funding Date, in each case, after giving effect to the making of the Loans and the application of the proceeds thereof and the consummation of the other Transactions to occur on such date, (a) the fair value of the assets of the Company and its Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of the Company and its Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) the Company and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured and (d) the Company and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital. For purposes of this Section, 103 [[5866265v.11]] the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual or matured liability. SECTION 3.12. Environmental Matters. The on-going operations of each of the Company and its Subsidiaries comply in all respects with all Environmental Laws, except where failure to comply would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company and its Subsidiaries has obtained, and maintains in good standing, all licenses, permits, authorizations, registrations and other approvals required under any Environmental Law and required for their respective operations, and each of the Company and its Subsidiaries is in compliance with all terms and conditions thereof, except where the failure to so obtain, maintain or comply would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. None of the Company, its Subsidiaries or any of their respective properties or operations is subject to any written order from or agreement with any Governmental Authority, nor any pending or, to the knowledge of the Company, threatened judicial or docketed administrative or other proceeding or investigation, relating to or arising out of any Environmental Law which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has treated, stored, transported or Released any Hazardous Substances on, at, under or from any currently or formerly owned, leased or operated real property that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 3.13. Labor Matters. There are no existing or, to the knowledge of the Company, threatened strikes, lockouts or other labor disputes involving the Company or any of its Subsidiaries that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 3.14. Anti-Corruption Laws and Sanctions; Use of Proceeds. The Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Company, its Subsidiaries and their respective directors and officers and, to the knowledge of the Company, their respective employees or agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Company, any of its Subsidiaries or any of their respective directors or officers, or (b) to the knowledge of the Company, any employee or agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from any of the credit facilities established hereby, is a Sanctioned Person. The Borrowers will use the proceeds of the Loans and the Letters of Credit solely for the purposes permitted by Section 5.07. No Loan or Letter of Credit or use of proceeds thereof will violate Sanctions applicable to any party hereto or any Anti-Corruption Laws. SECTION 3.15. Affected Financial Institutions. No Loan Party is an Affected Financial Institution.

104 [[5866265v.11]] SECTION 3.16. Ranking of Obligations. The obligations of each Foreign Borrowing Subsidiary under the Loan Documents to which it is a party rank at least equally with all of the unsubordinated Indebtedness of such Foreign Borrowing Subsidiary, and ahead of all subordinated Indebtedness, if any, of such Foreign Borrowing Subsidiary. SECTION 3.17. Proper Form; No Recordation. Each Loan Document to which any Foreign Subsidiary Borrower is a party is in proper legal form under the laws of its jurisdiction of organization for the enforcement thereof against such Foreign Subsidiary Borrower under such laws and to ensure the legality, validity, enforceability, priority or admissibility in evidence of such Loan Document. It is not necessary, in order to ensure the legality, validity, enforceability, priority or admissibility in evidence of any Loan Document to which any Foreign Subsidiary Borrower is a party that such Loan Document be filed, registered or recorded with, or executed or notarized before, any court or other Governmental Authority in its jurisdiction of organization or that any registration charge or stamp or similar tax be paid on or in respect of such Loan Document, except for (a) any such filing, registration, recording, execution or notarization as has been made or is not required to be made until the applicable Loan Document is sought to be enforced and (b) any charge or tax as has been timely paid by such Foreign Subsidiary Borrower. SECTION 3.18. Centre of Main Interests. No Loan Party incorporated in the European Union will, without the prior written consent of the Administrative Agent, deliberately cause or allow its centre of main interests (as such term is used in Article 3(l) of the Regulation (EU) No. 2015/848/ of 20 May 2015 of the European Parliament and of the Council on Insolvency Proceedings (recast)) to change in a manner that would materially adversely affect the Credit Parties. SECTION 3.19. Tax Residency of Netherland Borrowing Subsidiary. Neither Wabtec BV nor any other Borrowing Subsidiary organized under the laws of the Netherlands is considered to be a resident of any jurisdiction other than the Netherlands for the purposes of any double taxation convention concluded by the Netherlands, for the purposes of the Tax Arrangement for the Kingdom (Belastingregeling voor het Koninkrijk) or for purposes of the Tax Arrangement for the country of the Netherlands (Belastingregeling voor het land Nederland), or otherwise. ARTICLE IV Conditions SECTION 4.01. Restatement Effective Date. The amendment and restatement of the Existing Credit Agreement to be in the form of this Agreement shall become effective on and as of the Restatement Effective Date, as provided for in the Restatement Agreement. SECTION 4.02. Conditions to Each Credit Event. The obligation of each Revolving Lender to make a Revolving Loan on the occasion of each Revolving Borrowing (other than any conversion or continuation of any Revolving Loan), of the Swingline Lender to make a Swingline Loan, of each Issuing Bank to issue, amend to increase the 105 [[5866265v.11]] amount thereof or extend (other than an automatic annual extension of any Letter of Credit in accordance with the terms thereof) any Letter of Credit and of each Delayed Draw Term Lender to make a Delayed Draw Term Loan on the occasion of each Delayed Draw Term Borrowing (other than any conversion or continuation of any Delayed Draw Term Loan), in each case, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions: (a) The representations and warranties of each Loan Party set forth in the Loan Documents (other than, after the Restatement Effective Date, the representations and warranties set forth in Sections 3.05 and 3.06) shall be true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the date of such Borrowing or the date of such issuance, amendment or extension of such Letter of Credit, as applicable, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date. (b) At the time of and immediately after giving effect to such Borrowing or such issuance, amendment or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing. On the date of any Revolving Borrowing (other than any conversion or continuation of any Revolving Loan), any Swingline Loan or any Delayed Draw Term Borrowing (other than any conversion or continuation of any Delayed Draw Term Loan) or the issuance, amendment to increase the amount thereof or extension (other than an automatic annual extension of any Letter of Credit in accordance with the terms thereof) of any Letter of Credit, the Company and the applicable Borrower shall be deemed to have represented and warranted that the conditions specified in paragraphs (a) and (b) of this Section have been satisfied. SECTION 4.03. Conditions to Initial Revolving Credit Event to each Borrowing Subsidiary. The obligations of the Revolving Lenders to make Revolving Loans, of the Swingline Lender to make any Swingline Loan and of the Issuing Banks to issue Letters of Credit hereunder to or for the account of any Borrowing Subsidiary shall not become effective until the date on which each of the following additional conditions shall be satisfied (unless waived in accordance with Section 10.02): (a) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Lenders and the Issuing Banks and dated the date such Subsidiary is to become a Borrowing Subsidiary) of counsel to such Borrowing Subsidiary reasonably satisfactory to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent. (b) The Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and, if applicable, good standing of such Borrowing Subsidiary, the authorization of the Loan Documents by such Borrowing 106 [[5866265v.11]] Subsidiary, the incumbency of the Persons executing any Loan Document on behalf of such Borrowing Subsidiary and any other legal matters reasonably relating to such Borrowing Subsidiary, this Agreement or (other than in the case of Wabtec BV) its Borrowing Subsidiary Accession Agreement, all in form and substance reasonably satisfactory to the Administrative Agent. ARTICLE V Affirmative Covenants Until the Commitments shall have expired or been terminated, the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, all Letters of Credit shall have expired or been terminated and all LC Disbursements shall have been reimbursed, the Company covenants and agrees that: SECTION 5.01. Financial Reporting. The Company shall furnish to the Administrative Agent (for further delivery to each Lender): (a) Quarterly Reports. As soon as practicable and in any event within 45 days after the end of each of the first three Fiscal Quarters of each of its Fiscal Years (commencing with the Fiscal Quarter ending September 30, 2022), an unaudited condensed consolidated balance sheet of the Company and its Subsidiaries as at the end of such Fiscal Quarter and related unaudited condensed consolidated statements of income, comprehensive income and cash flows of the Company for such Fiscal Quarter and the period from the beginning of such Fiscal Year to the end of such Fiscal Quarter (and, in the case of the consolidated statements of income and cash flows, on a comparative basis with the statements for such period in the prior Fiscal Year of the Company), which shall present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries as at the dates indicated and their results of operations and cash flows for the periods indicated in accordance with GAAP, subject to normal year-end audit adjustments and the absence of certain footnotes. (b) Annual Reports. As soon as practicable, and in any event within 90 days after the end of each of its Fiscal Years, commencing with the Fiscal Year ending December 31, 2022, an audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such Fiscal Year and related audited consolidated statements of income, comprehensive income, shareholders’ equity and cash flows of the Company for such Fiscal Year, accompanied by an audit report thereon of a nationally recognized independent registered public accounting firm, which audit report shall not contain any “going concern” or like qualification or exception or any qualification or exception as to the scope of audit and shall state that such financial statements present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries as at the dates indicated and their results of operations and cash flows for the periods indicated in accordance with GAAP and that the examination by such accounting firm in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards in the United States. 107 [[5866265v.11]] (c) Compliance Certificate. Together with each delivery of any financial statements pursuant to paragraphs (a) and (b) of this Section, a Compliance Certificate, signed by a Senior Officer of the Company, (i) setting forth calculations for the period then ended which demonstrate compliance with Section 6.06, calculating the Leverage Ratio for purposes of determining the then Applicable Rate and stating that as of the date of such Compliance Certificate no Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof and (ii) if, as a result of any change in GAAP or in the application thereof after the date hereof, the Company, the Administrative Agent or the Required Lenders shall have requested pursuant to Section 1.04(a) an amendment to any provision hereof to eliminate the effect of such change, until such request shall have been withdrawn or such provision shall have been amended, attaching one or more statements of reconciliation specifying in reasonable detail the effect of such change on such financial statements, including those for the prior period. Documents required to be delivered to (i) the Administrative Agent pursuant to paragraph (a) or (b) of this Section or pursuant to Section 5.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) or (ii) any Lender pursuant to this Section or pursuant to Section 5.02 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which (A) the Company posts such documents, or provides a link thereto, on the Company’s website on the Internet at the website address www.wabtec.com, (B) such documents are posted on the SEC’s website at www.sec.gov or (C) such documents are posted on the Company’s behalf on an Internet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent, including the Platform). SECTION 5.02. Notices; Other Information. (a) Notice of Default. Promptly after any Senior Officer of the Company obtains knowledge of the occurrence or existence of a Default or Event of Default, the Company shall furnish to the Administrative Agent (for further delivery to each Lender) a certificate signed by a Senior Officer of the Company setting forth the details of such Default or Event of Default and the action which the Company has taken or proposes to take with respect thereto. (b) Notice of Litigation, ERISA and Environmental Matters. Promptly after any officer of the Company obtains knowledge of any of the following, the Company shall furnish to the Administrative Agent (for further delivery to each Lender) written notice describing the same and the actions being taken by the Company or the Subsidiary affected thereby with respect thereto: (i) any litigation, arbitration or governmental investigation or proceeding not previously disclosed by the Company to the Lenders which has been instituted or, is threatened in writing against the Company or any of its Subsidiaries or to which any of the properties of the Company or any of its Subsidiaries is subject or any change or adverse development in any such litigation, arbitration or governmental investigation or proceeding, whether or not such litigation,

108 [[5866265v.11]] arbitration or governmental investigation or proceeding was previously disclosed by the Company to the Lenders (including any change in insurance coverage or rights of indemnification or contribution with respect thereto), that, in any such case, if determined adversely, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (ii) the occurrence of any ERISA Events that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or (iii) any violations of any Environmental Law or the assertion of any Environmental Claims that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (c) Reports to the SEC and to Shareholders. Promptly upon the filing or sending thereof, the Company shall furnish copies to the Administrative Agent (for further delivery to each Lender) of all regular, periodic or special reports of the Company or any Subsidiary filed with the SEC, copies of all registration statements of the Company or any Subsidiary filed with the SEC (other than on Form S-8) and copies of all proxy statements or other communications made to security holders of the Company generally. (d) Other Information. The Company shall, promptly following a request by any Lender, prepare and deliver to such Lender all documentation and other information with respect to the Company and its Subsidiaries such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation. The Company shall (i) prepare and deliver to the Administrative Agent (for further delivery to each Lender) notice of any change in the information provided in any Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in such Beneficial Ownership Certification and (ii) promptly upon receiving a request therefor from the Administrative Agent, prepare and deliver to the Administrative Agent (for further delivery to each applicable Lender, as the case may be) such other information with respect to the Company or any of its Subsidiaries as from time to time may be reasonably requested by the Administrative Agent (or by any Lender through the Administrative Agent). SECTION 5.03. Books, Records and Inspections. The Company shall, and shall cause each of its Subsidiaries to, (a) keep its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP, (b) permit any Lender or the Administrative Agent or any representative thereof to inspect the properties and operations of the Company and its Subsidiaries and (c) permit at any reasonable time and with reasonable notice (or at any time without notice if an Event of Default exists), any Lender or the Administrative Agent or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and to examine (and, at the expense of the Company, photocopy extracts from) any of its books or other records; provided that, notwithstanding anything to the contrary in Section 10.03, the Company shall not be required to reimburse any Lender or the Administrative Agent for any costs or expenses incurred by it in connection with any 109 [[5866265v.11]] such inspection, visit or audit, other than, in the case of the Administrative Agent only, any such inspection, visit or audit commenced when a Default or Event of Default shall have occurred and is continuing. SECTION 5.04. Maintenance of Property; Insurance. The Company shall, and shall cause each of its Subsidiaries to: (a) keep all property necessary in the business of the Company or such Subsidiary in working order and condition, ordinary wear and tear excepted, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and (b) insure the properties and assets of the Company and its Subsidiaries against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, workers’ compensation, public liability, and business interruption insurance) and against other risks (including errors and omissions) in such amounts as similar properties and assets are insured, in each case, by prudent companies in similar circumstances carrying on similar businesses, and with insurers believed by the Company to be reputable and financially sound, including self-insurance to the extent customary. SECTION 5.05. Compliance with Laws. The Company shall, and shall cause each of its Subsidiaries to, comply with all applicable laws, except where failure to comply would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 5.06. Maintenance of Existence, Etc. Subject to Section 6.04, the Company shall, and shall cause each of its Subsidiaries to, maintain and preserve its existence and good standing in the jurisdiction of its organization and its qualification to do business and good standing in each jurisdiction where the nature of its business makes such qualification necessary, in each case, except where the failure to maintain such existence (other than in the case of the Company or any Borrowing Subsidiary) or the failure to be in good standing or qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 5.07. Use of Proceeds. The proceeds of the Revolving Loans, Delayed Draw Term Loans and Swingline Loans will be used solely for working capital needs and other general corporate purposes of the Company and its Subsidiaries, including to finance Acquisitions, investments and other transactions and to pay fees, costs and expenses in connection with any of the foregoing. Letters of Credit will be issued only to support obligations of Company and its Subsidiaries incurred in connection with general corporate purposes of the Company and its Subsidiaries. No Borrower will request any Loan or Letter of Credit, and no Borrower shall use, and each Borrower shall procure that its subsidiaries shall not use, the proceeds of any Loan or Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or 110 [[5866265v.11]] with any Sanctioned Person, or in any Sanctioned Country, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. SECTION 5.08. Employee Benefit Plans. The Company shall, and shall cause each of its Subsidiaries to: (a) maintain, and, if applicable, cause each other member of the ERISA Group to maintain, each Pension Plan in compliance with all applicable requirements of law, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (b) make, and cause each other member of the ERISA Group to make, on a timely basis, all required contributions to any Multiemployer Plan, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (c) not, and not permit any other member of the ERISA Group to, (i) seek a waiver of the minimum funding standards of ERISA, (ii) terminate or withdraw from any Pension Plan or Multiemployer Plan or (iii) take any other action with respect to any Pension Plan that would reasonably be expected to entitle the PBGC to terminate, impose liability (other than timely payment of PBGC premiums) in respect of, or cause PBGC to appoint a trustee to administer, any Pension Plan, unless the actions or events described in clauses (i), (ii) and (iii) would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 5.09. Environmental Matters. The Company shall, and shall cause each of its Subsidiaries to, comply with all applicable Environmental Laws, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. SECTION 5.10. Payment of Taxes. The Company shall, and shall cause each of its Subsidiaries to, pay its Taxes before the same shall become delinquent or in default, except where (a) (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) the Company or such Subsidiary has set aside on its books reserves with respect thereto to the extent required by GAAP and (iii) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation or (b) the failure to make payment would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. SECTION 5.11. Anti-Corruption Laws. The Company shall maintain in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti- Corruption Laws and applicable Sanctions. SECTION 5.12. Guarantee Requirement. If any Subsidiary is formed or acquired after the Restatement Effective Date and such Subsidiary is a Designated Subsidiary, or any Subsidiary otherwise becomes a Designated Subsidiary (including as a result of becoming a Material Subsidiary), the Company shall, as promptly as practicable, 111 [[5866265v.11]] and in any event within 30 days (or such longer period as the Administrative Agent may agree to in writing), notify the Administrative Agent thereof and cause the Guarantee Requirement to be satisfied with respect to such Subsidiary. In connection with the foregoing, the Company shall promptly deliver to the Administrative Agent (a) all documentation and other information regarding such Subsidiary required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent reasonably requested by the Administrative Agent or any Lender, and (b) if such Subsidiary is or is reasonably expected to become a Borrowing Subsidiary and qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification to the extent requested by the Administrative Agent or any Lender. SECTION 5.13. Further Assurances. The Company shall, and shall cause each other Loan Party to, execute any and all further documents, agreements and instruments, and take all such further actions, that may be required under any applicable law, or that the Administrative Agent may reasonably request, to cause the Guarantee Requirement to be and remain satisfied at all times or otherwise to effectuate the provisions of the Loan Documents, all at the expense of the Loan Parties. ARTICLE VI Negative Covenants Until the Commitments shall have expired or been terminated, the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, all Letters of Credit shall have expired or been terminated and all LC Disbursements shall have been reimbursed, the Company covenants and agrees that: SECTION 6.01. Indebtedness. The Company shall not permit any Subsidiary (other than a Subsidiary Guarantor) to, at any time create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness of any Subsidiary (i) incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including any Capital Lease, provided that such Indebtedness is incurred prior to or within 270 days after such acquisition or the completion of such construction or improvement and the principal amount of such Indebtedness does not exceed the cost of acquiring, constructing or improving such fixed or capital assets, or (ii) assumed in connection with the acquisition of any fixed or capital assets, and, in each case, any extensions, renewals or refinancings thereof, provided that the amount of such Indebtedness is not increased at the time of such extension, renewal or refinancing thereof except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection with such extension, renewal or refinancing; (b) Indebtedness of any Person that becomes a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into a Subsidiary in a transaction permitted hereunder) after the Restatement Effective Date, or Indebtedness

112 [[5866265v.11]] of any Person that is assumed by any Subsidiary in connection with an acquisition of assets by such Subsidiary in an Acquisition, provided that such Indebtedness exists at the time such Person becomes a Subsidiary (or is so merged or consolidated) or such assets are acquired and is not created in contemplation of or in connection with such Person becoming a Subsidiary (or such merger or consolidation) or such assets being acquired, and any extensions, renewals and refinancings thereof, provided that the amount of such Indebtedness is not increased at the time of such extension, renewal or refinancing thereof except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection with such extension, renewal or refinancing; (c) Indebtedness of any Subsidiary owed to the Company or any other Subsidiary, provided that such Indebtedness shall not have been transferred to any other Person other than the Company or a Subsidiary; (d) Hedging Liabilities arising under Hedging Agreements entered into to hedge or mitigate risks to which such Subsidiary has actual exposure (and not for speculative purposes); (e) Indebtedness arising in connection with Cash Management Services entered into in the ordinary course of business; (f) Indebtedness described on Schedule 6.01 and any extension, renewal or refinancing thereof, provided that the amount of such Indebtedness is not increased at the time of such extension, renewal or refinancing thereof except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection with such extension, renewal or refinancing; (g) Guarantees by any Subsidiary of Indebtedness of any other Subsidiary that is not a Loan Party; provided, that a Subsidiary shall not Guarantee Indebtedness of any other Subsidiary that it would not have been permitted to incur under this Section if it were a primary obligor thereon; (h) to the extent constituting Indebtedness, (i) obligations of any Subsidiary in respect of surety bonds, performance bonds, bid bonds, performance guarantees, letters of credit, bank guaranties or similar obligations, in each case, arising in the ordinary course of business and supporting obligations that do not constitute Indebtedness and (ii) guaranties of performance, completion, quality and the like provided by any Subsidiary with respect to performance or similar obligations owing to any Person by the Company or any of its Subsidiaries; (i) Indebtedness of Subsidiaries that are not Subsidiary Guarantors in an aggregate principal amount at any time outstanding not to exceed US$800,000,000; (j) Securitization Transactions in an aggregate amount (as determined in accordance with the definition thereof) at any time outstanding not to exceed US$600,000,000; 113 [[5866265v.11]] (k) any Indebtedness arising under Guarantees entered into pursuant to Section 2:403 of the Dutch Civil Code in respect of a Subsidiary incorporated in the Netherlands and any residual liability with respect to such Guarantees arising under Section 2:404 of the Dutch Civil Code; (l) any joint and several liability arising as a result of (the establishment) of a fiscal unity (fiscale eenheid) between the Loan Parties incorporated in the Netherlands or its equivalent in any other relevant jurisdiction; and (m) other Indebtedness (in addition to any Indebtedness permitted pursuant to clauses (a) through (l) above), provided that at the time of and after giving pro forma effect to the incurrence of any such Indebtedness, the sum, without duplication, of (i) the aggregate principal amount of the outstanding Indebtedness of Subsidiaries permitted by this clause (m) and (ii) the aggregate principal amount of the outstanding Indebtedness or other obligations secured by Liens permitted by Section 6.02(x) does not exceed the greater of (A) 15% of the Consolidated Net Tangible Assets and (B) US$220,000,000. SECTION 6.02. Liens. The Company shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, except: (a) Liens for Taxes or other governmental charges (i) not at the time delinquent, (ii) thereafter payable without penalty or (iii) being contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves; (b) Liens arising in the ordinary course of business, including (i) Liens of carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and (ii) Liens in the form of deposits or pledges incurred in connection with worker’s compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds, performance bonds, bid bonds, performance guarantees and similar obligations permitted hereunder for sums not overdue or being contested in good faith by appropriate proceedings and not involving any advances or borrowed money or the deferred purchase price of property or services and, in each case, for which it maintains adequate reserves; (c) banker’s liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with depository institutions and securities accounts and other financial assets maintained with securities intermediaries; provided that such deposit accounts or funds and securities accounts or other financial assets are not established or deposited for the purpose of providing collateral for any Indebtedness and are not subject to restrictions on access by the Company or any Subsidiary in excess of those required by applicable banking regulations; (d) Liens arising by virtue of Uniform Commercial Code financing statement filings (or similar filings under applicable law) regarding operating leases entered into by the Company and the Subsidiaries in the ordinary course of business; 114 [[5866265v.11]] (e) Liens representing any interest or title of a licensor, lessor or sublicensor or sublessor, or a licensee, lessee or sublicensee or sublessee, in the property subject to any lease (other than Capital Leases), license or sublicense permitted by this Agreement; (f) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (g) deposits of cash with the owner or lessor of premises leased and operated by the Company or any Subsidiary to secure the performance of its obligations under the lease for such premises, in each case in the ordinary course of business; (h) Liens on cash and Cash Equivalent Investments deposited with a trustee or a similar Person to defease or to satisfy and discharge any Indebtedness, provided that such defeasance or satisfaction and discharge is permitted hereunder; (i) Liens that are contractual rights of set-off; (j) attachments, appeal bonds, judgments and other similar Liens, provided that (i) no Event of Default under Section 7.01(f) has occurred and is continuing at the time of incurrence thereof and (ii) the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings; (k) Liens on contracts entered into with its customers by the Company or any of its Subsidiaries and the assets related thereto to secure the obligations of the Company or such Subsidiary in respect of such contracts, in each case to assure performance of such contracts; (l) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Subsidiaries; (m) Liens arising under the Loan Documents from time to time; (n) in connection with the sale, transfer or other disposition of any Capital Securities or assets in a transaction permitted under Section 6.04, customary rights and restrictions contained in agreements relating to such sale, transfer or other disposition pending the completion thereof; (o) in the case of (i) any Subsidiary that is not a wholly owned Subsidiary or (ii) the Capital Securities in any Person that is not a Subsidiary, any encumbrance or restriction, including any put and call arrangements, related to Capital Securities in such Subsidiary or such other Person set forth in the organizational documents of such Subsidiary or such other Person or any related joint venture, shareholders’ or similar agreement; 115 [[5866265v.11]] (p) Liens solely on any cash earnest money deposits, escrow arrangements or similar arrangements made by the Company or any Subsidiary in connection with any letter of intent or purchase agreement for an Acquisition or other transaction permitted hereunder; (q) Liens on fixed or capital assets acquired, constructed or improved by the Company or any Subsidiary securing Indebtedness, including Capital Leases, or other obligations incurred to finance such acquisition, construction or improvement and extensions, renewals and refinancings thereof that do not increase the outstanding principal amount thereof except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection with such extension, renewal or refinancing, provided that (i) such Liens and the Indebtedness secured thereby are incurred prior to or within 270 days after such acquisition or the completion of such construction or improvement, (ii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iii) such Liens shall not apply to any other assets of the Company or any Subsidiary (other than improvements or accessions thereto and the proceeds thereof), provided further that individual financings of equipment or other fixed or capital assets otherwise permitted to be secured hereunder provided by any Person (or its Affiliates) may be cross-collateralized to other such financings provided by such Person (or its Affiliates); (r) any Lien on any asset acquired by the Company or any Subsidiary after the Restatement Effective Date existing at the time of the acquisition thereof or existing on any asset of any Person that becomes a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into the Company or a Subsidiary in a transaction permitted hereunder) after the Restatement Effective Date and prior to the time such Person becomes a Subsidiary (or is so merged or consolidated), provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary (or such merger or consolidation), as the case may be, (ii) such Lien shall not apply to any other assets of the Company or any Subsidiary (other than improvements or accessions thereto and the proceeds thereof) and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary (or is so merged or consolidated), as the case may be, and extensions, renewals and refinancings thereof that do not increase the outstanding principal amount thereof except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection with such extension, renewal or refinancing; (s) Liens on the net cash proceeds of any Acquisition Indebtedness held in escrow by a third party escrow agent prior to the release thereof from escrow; (t) any Lien on any asset of the Company or any Subsidiary existing on the Restatement Effective Date and set forth on Schedule 6.02; provided that (i) such Lien shall not apply to any other asset of the Company or any Subsidiary (other than improvements or accessions thereto and the proceeds thereof) and (ii) such Lien shall secure only those obligations that it secures on the Restatement Effective Date and extensions, renewals and refinancings thereof that do not increase the outstanding principal

116 [[5866265v.11]] amount thereof except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection with such extension, renewal or refinancing; (u) Liens in connection with Indebtedness permitted under Section 6.01(h); (v) Liens securing (or deemed to secure pursuant to the definition of the term) Securitization Transactions permitted to be incurred pursuant to Section 6.01(j); provided that such Liens shall only extend to Securitization Receivables subject to such Securitization Transaction, the Capital Securities in and assets of Securitization Subsidiaries and assets ancillary to any of the foregoing; (w) Liens on any assets of a Subsidiary that is not a Subsidiary Guarantor that secure obligations of Subsidiaries that are not Subsidiary Guarantors; and (x) other Liens (in addition to any Liens permitted pursuant to clauses (a) through (w) above) securing or deemed to exist in connection with Indebtedness or other obligations; provided that at the time of and after giving pro forma effect to the incurrence of any such Lien (or any Indebtedness or other obligations secured thereby), the sum, without duplication, of (i) the aggregate principal amount of the outstanding Indebtedness or other obligations secured by Liens permitted by this clause (x) and (ii) the aggregate principal amount of the outstanding Indebtedness permitted by Section 6.01(m) does not exceed the greater of (A) 15% of Consolidated Net Tangible Assets and (B) US$220,000,000. SECTION 6.03. Restricted Payments. The Company shall not, and shall not permit any of its Subsidiaries to, make any Restricted Payment; provided that (a) the Company and its Subsidiaries may convert preferred stock into common stock and permit the holders of preferred stock of the Company to convert such stock into common stock of the Company, (b) the Company and any Subsidiary may make Restricted Payments with respect to its Capital Securities payable solely in additional Capital Securities in such Person permitted hereunder, (c) any Subsidiary may make Restricted Payments in respect of its Capital Securities, in each case ratably to the holders of such Capital Securities (or, if not ratably, on a basis more favorable to the Company and the Subsidiaries) and (d) the Company and any Subsidiary may make other Restricted Payments so long as at the time of declaration thereof, and after giving pro forma effect thereto as of such date of declaration, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Company shall be in compliance with Section 6.06. SECTION 6.04. Fundamental Changes; Business Activities. (a) The Company shall not, and shall not permit any of its Subsidiaries to, merge, consolidate or amalgamate with any other Person, or liquidate, wind-up or dissolve, except that: (i) any Subsidiary of the Company may merge, consolidate or amalgamate with or into the Company or any Subsidiary, provided that (A) in the case of any such transaction involving the Company, the Company shall be the 117 [[5866265v.11]] surviving or continuing Person, (B) in the case of any such transaction involving a Borrowing Subsidiary, such Borrowing Subsidiary (or, in the case of a merger, consolidation or amalgamation of such Borrowing Subsidiary with or into the Company or another Borrowing Subsidiary, the Company or such other Borrowing Subsidiary) shall be the surviving or continuing Person and (C) in the case of any such transaction involving a Subsidiary Guarantor, the surviving or continuing Person shall be a Subsidiary Guarantor (or, in the case of a merger, consolidation or amalgamation of such Subsidiary Guarantor with or into the Company, the Company); (ii) any Person (other than the Company or a Subsidiary) may merge, consolidate or amalgamate with or into (A) the Company in a transaction in which the Company is the surviving or continuing Person or (B) any Subsidiary in a transaction in which such Subsidiary or a Person that becomes a Subsidiary is the surviving or continuing Person, provided that in the case of any such transaction involving a Borrowing Subsidiary or a Subsidiary Guarantor, such Borrowing Subsidiary or Subsidiary Guarantor, as the case may be, or a Person that becomes a Borrowing Subsidiary or a Subsidiary Guarantor, as applicable in accordance with the provisions of this Agreement (and assumes the obligations of such Borrowing Subsidiary or Subsidiary Guarantor, as applicable, pursuant to an assumption agreement reasonably acceptable to the Administrative Agent and provides such other certificates and opinions as shall be reasonably requested by the Administrative Agent), shall be the surviving or continuing Person; (iii) any Subsidiary (other than a Borrowing Subsidiary) may merge, consolidate or amalgamate with or into any Person (other than the Company) in a transaction not prohibited hereunder in which, after giving effect to such transaction, the surviving or continuing Person is not a Subsidiary; and (iv) any Subsidiary (other than a Borrowing Subsidiary) may liquidate, wind-up or dissolve if the Company determines in good faith that such liquidation, winding-up or dissolution is not material to the Company and its Subsidiaries taken as a whole and is not materially disadvantageous to the Lenders. (b) The Company shall not, and shall not permit any of its Subsidiaries to, sell, transfer, lease or otherwise dispose of, directly or through any merger, consolidation or amalgamation and whether in one transaction or in a series of transactions, assets (including Capital Securities of Subsidiaries) representing all or substantially all of the assets of the Company and its Subsidiaries (whether now owned or hereafter acquired), taken as a whole. (c) The Company shall not, and shall not permit any of its Subsidiaries to, engage to any material extent in any line of business other than the businesses engaged in on the Restatement Effective Date and businesses and other activities complementary, reasonably related or incidental thereto. 118 [[5866265v.11]] (d) The Company shall not permit any Borrowing Subsidiary to cease to be a wholly owned Subsidiary of the Company. SECTION 6.05. Restrictive Agreements. The Company shall not, and shall not permit any of its Subsidiaries to, enter into any agreement that restricts or imposes any condition upon (a) the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien upon any of its assets to secure the Obligations or (b) the ability of any Subsidiary that is not a Subsidiary Guarantor to pay dividends or make other distributions to the Company or any Subsidiary Guarantor, other than (i) restrictions and conditions contained in any Loan Document, (ii) restrictions and conditions contained in the 2013 Note Indenture or the 2021 Subsidiary Note Indenture, as in effect on the Restatement Effective Date, or in definitive documents evidencing or governing any other Indebtedness of the Company or any Subsidiary, provided that such restrictions and conditions contained in definitive documents evidencing or governing any such other Indebtedness are not materially less favorable to the interests of the Lenders than the restrictions and conditions contained in the 2013 Note Indenture, as in effect on the Restatement Effective Date, (iii) restrictions and conditions existing on the Restatement Effective Date and identified on Schedule 6.05 and amendments, extensions and renewals thereof (including any such extension or renewal arising as a result of an extension, renewal or refinancing of any Indebtedness containing such restriction or condition), provided, in each case, that the scope of any such restriction or condition shall not have been expanded as a result thereof, (iv) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary, or a line of business or a division, that are applicable solely pending such sale, provided that such restrictions and conditions apply only to the Subsidiary, or the line of business or a division, that is to be sold and such sale is permitted hereunder, (v) restrictions and conditions contained in agreements evidencing or governing Indebtedness of Subsidiaries that are not Subsidiary Guarantors permitted by Section 6.01, provided that such prohibitions or restrictions apply only to Subsidiaries that are not Subsidiary Guarantors issuing or incurring such Indebtedness and their subsidiaries or any guarantor thereof, in each case, that are Subsidiaries that are not Subsidiary Guarantors, (vi) restrictions and conditions imposed on a Subsidiary (and any of its subsidiaries) and existing at the time it became a Subsidiary, if such restrictions and conditions were not created in connection with or in anticipation of the transaction or series or transactions pursuant to which such it became a Subsidiary and only to the extent applying to such Subsidiary and its subsidiaries, and amendments, extensions and renewals thereof (including any such extension or renewal arising as a result of an extension, renewal or refinancing of any Indebtedness containing such prohibition or restriction), provided, in each case, that the scope of any such prohibition or restriction shall not have been expanded as a result thereof, (vii) in the case of any Subsidiary that is not a wholly owned Subsidiary or the Capital Securities in any Person that is not a Subsidiary, restrictions and conditions imposed by the organizational documents of such Subsidiary or such other Person or any related joint venture, shareholders’ or similar agreement, provided, in each case, that such restrictions and conditions apply only to such Subsidiary and to any Capital Securities in such Subsidiary or to the Capital Securities in such other Person, as applicable, (viii) restrictions and conditions under arrangements with any Governmental Authority imposed on any Foreign Subsidiary in connection with government grants, financial aid, subsidies, tax holidays or other similar benefits or economic incentives, provided that such 119 [[5866265v.11]] restrictions and conditions apply only to such Foreign Subsidiary and its subsidiaries, (ix) restrictions and conditions existing under or by reason of any applicable law or any applicable rule, regulation, order, license, permit, grant or similar restriction, (x) in the case of clause (a) above, restrictions and conditions contained in agreements evidencing or governing Indebtedness or other obligations secured by Liens permitted by Sections 6.02(b)(ii), 6.02(g), 6.02(h), 6.02(p), 6.02(q), 6.02(r), 6.02(s), 6.02(u) and 6.02(w), in each case, if such restrictions or conditions apply only to the assets subject to such Liens, (xi) in the case of clause (a) above, customary provisions in leases and other contracts restricting the assignment thereof and customary restrictions in respect of intellectual property contained in licenses or sublicenses of, or other grants of rights to use or exploit, such intellectual property, (xii) restrictions on cash or deposits or net worth imposed by customers, suppliers or landlords under agreements entered into in the ordinary course of business, (xiii) restrictions and conditions in any agreement or instrument evidencing or governing any other Indebtedness of the Company or any Subsidiary, provided that (A) in the good faith judgment the Company, such restrictions and conditions are on customary market terms for Indebtedness of such type and such restrictions and conditions would not reasonably be expected to impair in any material respect the ability of the Company and the other Loan Parties to comply with their obligations under the Loan Documents and (B) if such restrictions and conditions restrict Liens on all or substantially all of the assets of the Company and Designated Subsidiaries, the applicable agreements shall not restrict the Company and the Designated Subsidiaries from creating, incurring or permitting to exist Liens upon any of their assets to secure any Obligations so long as the aggregate principal amount of any Indebtedness so secured does not, at any time, exceed the amount equal to the sum of the aggregate amount of the Commitments in effect at such time (or, if the Revolving Commitments shall have terminated, the aggregate amount thereof most recently in effect) and the aggregate principal amount of the Delayed Draw Term Loans outstanding at such time and (xiv) in connection with any Securitization Transaction, restrictions and conditions imposed on the Securitization Receivables subject thereto, any Securitization Subsidiary, the Capital Securities in or assets of any Securitization Subsidiary or any assets ancillary to any of the foregoing. SECTION 6.06. Financial Covenants. (a) Interest Coverage Ratio. The Company shall not permit the Interest Coverage Ratio for any Computation Period to be less than 3.00 to 1.00. (b) Leverage Ratio. The Company shall not permit the Leverage Ratio as of the last day of any Computation Period to exceed 3.50 to 1.00; provided that in the event that the Company or any Subsidiary shall complete any Material Acquisition in which the cash consideration (including any repayment of existing Indebtedness of the Persons so acquired) paid by it exceeds US$300,000,000, the Company may, by a notice delivered to the Administrative Agent (which shall furnish a copy thereof to each Lender), increase the maximum Leverage Ratio permitted under this Section to (i) 4.00 to 1.00 at the end of the Fiscal Quarter during which such Material Acquisition is consummated and at the end of each of the three Fiscal Quarters immediately following such Fiscal Quarter and (ii) 3.75 to 1.00 at the end of each of the fourth and fifth full Fiscal Quarters after the date such Material Acquisition is consummated.

120 [[5866265v.11]] SECTION 6.07. Anti-Corruption Laws. No Borrower will request any Loan or Letter of Credit, and no Borrower will use, and each Borrower shall procure that its subsidiaries shall not use, the proceeds of any Loan or Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. ARTICLE VII Events of Default SECTION 7.01. Defaults. If any of the following events (“Events of Default”) shall occur: (a) Non-Payment of the Loans, Etc. Default in the payment when due of the principal of any Loan, whether at the due date thereof or at a date fixed for prepayment or otherwise, or any reimbursement obligation in respect of any LC Disbursement; or default, and continuance thereof for five Business Days, in the payment when due of any interest, fee or other amount (other than principal or any reimbursement obligation in respect of an LC Disbursement) payable by the Company or any Borrowing Subsidiary hereunder or by any Loan Party under any other Loan Document; (b) Non-Payment or Default as to Other Indebtedness. Any default or failure to perform any term, provision or condition shall occur, or any other event shall occur or condition exist, under the terms applicable to any Material Indebtedness and such default, failure, event or condition shall (i) consist of the failure to make any payment (whether of principal or interest and regardless of amount) in respect of such Material Indebtedness when due, whether by acceleration or otherwise (but after giving effect to any grace period applicable thereto), or (ii) accelerate the maturity of such Material Indebtedness or permit (with or without the giving of notice, but after giving effect to any grace period applicable thereto) the holder or holders thereof, or any trustee or agent for such holder or holders (or, in the case of any Hedging Agreement, the applicable counterparty), to cause such Material Indebtedness to become due and payable (or require the Company or any Subsidiary to prepay, purchase, redeem or defease such Material Indebtedness or, in the case of any Hedging Agreement, to cause the termination thereof) prior to its expressed maturity; provided that that this paragraph (b) shall not apply to (i) any redemption, repurchase, conversion or settlement in respect of Convertible Indebtedness pursuant to its terms (other than any right to convert such Indebtedness into cash that is triggered by an event of default, a change of control or a similar event, however denominated), (ii) any secured Indebtedness that becomes due as a result of the voluntary sale or transfer of, or any casualty or condemnation with respect to, assets securing such Indebtedness, (iii) any prepayment, repurchase, redemption or defeasance of any Acquisition Indebtedness if the related Acquisition is not consummated, (iv) any Indebtedness that becomes due as a result of a voluntary prepayment, repurchase, redemption or defeasance thereof, or any refinancing thereof, permitted under this 121 [[5866265v.11]] Agreement or (v) in the case of any Hedging Agreement, termination events or equivalent events pursuant to the terms of such Hedging Agreement not arising as a result of a default by the Company or any Subsidiary thereunder; (c) Non-Compliance with Loan Documents. (i) Failure by any Loan Party to comply with or to perform any covenant set forth in Section 5.02(a), 5.06 (as to the existence of any Borrower) or Article VI or (ii) failure by any Loan Party to comply with or to perform any other provision of this Agreement or any other Loan Document (and not constituting an Event of Default under any other clause of this Section 7.01) and continuance of such failure described in this clause (ii) for 45 days after the earlier of the receipt by the Company of notice from the Administrative Agent and actual knowledge thereof by a Senior Officer of the Company; (d) Representations or Warranties. Any representation or warranty made or deemed made by or on behalf of any Loan Party herein or in any other Loan Document, or in any certificate, financial statement, report, notice or other writing furnished by or on behalf of any Loan Party to the Administrative Agent, any Lender or any Issuing Bank in connection with any of the Loan Documents shall prove to be untrue in any material respect; (e) Pension Plans. An ERISA Event occurs which has resulted or would reasonably be expected to result in liability of the Company or any member of the ERISA Group under Title IV of ERISA to a Pension Plan or the PBGC in an aggregate amount in excess of US$200,000,000, or the Company or any member of the ERISA Group fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan, where the aggregate amount of unamortized withdrawal liability is in excess of US$200,000,000; (f) Judgments. Final judgments which exceed an aggregate of US$200,000,000 (other than any such judgment covered by insurance (other than under a self-insurance program) provided by a financially sound insurer to the extent a claim therefor has been made in writing and liability therefor has not been denied by the insurer) shall be rendered against the Company or any of its Subsidiaries and shall not have been paid, discharged or vacated or had execution thereof stayed pending appeal within 60 days after entry or filing of such judgments; (g) Invalidity of Loan Documents, Etc. Any Loan Document shall cease to be in full force and effect (other than in accordance with its terms); or any Loan Party (or any Person by, through or on behalf of any Loan Party) shall contest in any manner the validity, binding nature or enforceability of any Loan Document; or the Parent Guarantee or any other Guarantee purported to be created under any Loan Document shall cease to be in full force or effect (other than in accordance with its terms or, in the case of any Guarantee provided by any Subsidiary Guarantor, as a result of the release thereof as provided in Section 10.14) or any action shall be taken to discontinue or to assert the invalidity, nonbinding nature or unenforceability thereof, or any Loan Party shall deny that it has any further liability thereunder, or shall give notice to such effect; 122 [[5866265v.11]] (h) Change of Control. A Change of Control shall occur; or (i) Bankruptcy, Insolvency, Etc. Any Borrower or any Material Subsidiary becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or any Borrower or any Material Subsidiary applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for such Borrower or such Material Subsidiary or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for any Borrower or any Material Subsidiary or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding (other than, in the case of any Material Subsidiary that is not a Borrower, a dissolution or liquidation permitted by Section 6.04(a)(iv)), is commenced in respect of any Borrower or any Material Subsidiary, and if such case or proceeding is not commenced by such Borrower or such Material Subsidiary, it is consented to or acquiesced in by such Borrower or such Material Subsidiary, or remains for 60 days undismissed; or any Borrower or any Material Subsidiary takes any action to authorize, or in furtherance of, any of the foregoing; then, and in every such event (other than an event with respect to the Company described in paragraph (i) of this Section), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Company, take any or all of the following actions, at the same or different times: (A) terminate the Revolving Commitments and the Delayed Draw Term Commitments, and thereupon the Revolving Commitments and/or the Delayed Draw Term Commitments shall terminate immediately, (B) declare the Loans then outstanding to be due and payable in whole (or in part (but ratably as among the Classes of Loans and the Loans of each Class at the time outstanding), in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Company and each Borrowing Subsidiary hereunder, shall become due and payable immediately, and (C) require the deposit of cash collateral in respect of LC Exposure as provided in Section 2.20(n), in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and each Borrowing Subsidiary to the extent permitted by applicable law; and in the case of any event with respect to the Company described in paragraph (i) of this Section, the Revolving Commitments and the Delayed Draw Term Commitments shall automatically terminate, the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Company and each Borrowing Subsidiary hereunder, shall immediately and automatically become due and payable and the deposit of such cash collateral in respect of LC Exposure shall immediately and automatically become due, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and each Borrowing Subsidiary to the extent permitted by applicable law. 123 [[5866265v.11]] ARTICLE VIII The Administrative Agent Each of the Lenders and the Issuing Banks hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors to serve as Administrative Agent under this Agreement and the other Loan Documents, and authorizes the Administrative Agent to take such actions and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender or an Issuing Bank as any other Lender or Issuing Bank and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or the Issuing Banks. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents with respect to the Administrative Agent, and the Administrative Agent’s duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties), (b) the Administrative Agent shall not have any duty to take any discretionary action or to exercise any discretionary power, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion, could expose the Administrative Agent to liability or be contrary to any Loan Document or applicable law, and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and the Administrative Agent shall not be liable for the failure to disclose, any information relating to the Company, any Subsidiary or any other Affiliate thereof that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan

124 [[5866265v.11]] Documents) or in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and nonappealable judgment). The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof (stating that it is a “notice of default”) is given to the Administrative Agent by the Company, any Lender or any Issuing Bank, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, including with respect to the existence and the aggregate amount of any Designated Cash Management Obligations or Designated Hedge Obligations at any time, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent. The Administrative Agent neither warrants nor accepts responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to any interest rate used in this Agreement (or any component thereof) or with respect to any comparable or successor rate thereto, or replacement rate therefor (except such as shall result from the gross negligence or willful misconduct of the Administrative Agent as determined by a court of competent jurisdiction in a final and nonappealable judgment). The Administrative Agent shall be deemed to have no knowledge of any Lender being a Restricted Lender unless and until the Administrative Agent shall have received the written notice from such Lender referred to in Section 1.09, and then only as and to the extent specified in such notice, and any determination of whether the Required Lenders or any other requisite Lenders shall have provided a consent or direction in connection with this Agreement or any other Loan Document shall not be affected by any delivery to the Administrative Agent of any such written notice subsequent to such consent or direction being provided by the Required Lenders or other requisite Lenders. The Administrative Agent shall be entitled to rely, and shall not incur any liability for relying, upon any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof). The Administrative Agent also shall be entitled to rely, and shall not incur any liability for relying, upon any statement made to it orally or by telephone and believed by it to be made by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof), and may act upon any such statement prior to receipt of written confirmation thereof. In determining compliance with any condition hereunder to the making of a Loan or the issuance, amendment or extension of any Letter of Credit that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the 125 [[5866265v.11]] Administrative Agent may presume that such condition is satisfactory to such Lender or such Issuing Bank, as applicable, unless the Administrative Agent shall have received notice to the contrary from such Lender or such Issuing Bank, as applicable, prior to the making of such Loan or such event as to such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it with reasonable care, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. For all purposes of this Agreement and the other Loan Documents: (a) If the Administrative Agent notifies a Lender, an Issuing Bank, a Bank Product Provider or any Person that has received funds on behalf of a Lender, an Issuing Bank or a Bank Product Provider (any such Lender, Issuing Bank, Bank Product Provider or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding paragraph (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender, Bank Product Provider or Issuing Bank shall (or, with respect to any Payment Recipient that received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Overnight Bank Funding Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this paragraph (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding paragraph (a), each Payment Recipient hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, such Bank Product 126 [[5866265v.11]] Provider or such Issuing Bank or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), in each case: (i) (A) in the case of immediately preceding clause (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender, such Bank Product Provider or such Issuing Bank shall (or, with respect to any Payment Recipient that received such funds on its behalf, shall cause such Payment Recipient to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this paragraph (b). (c) Each Lender, each Bank Product Provider and each Issuing Bank hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, such Bank Product Provider or such Issuing Bank under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender, such Bank Product Provider or such Issuing Bank from any source, against any amount due to the Administrative Agent under paragraph (a) above or under the indemnification provisions of this Agreement. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with paragraph (a) above, from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient that received such Erroneous Payment (or portion thereof) on its behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, (i) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Company) deemed to execute and deliver an Assignment and Assumption with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any notes evidencing such Loans to the Company or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder solely with respect to such Erroneous Payment Deficiency Assignment, 127 [[5866265v.11]] excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments, which shall survive as to such assigning Lender, and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any Payment Recipient that receives funds on its behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender under the Loan Documents with respect to each Erroneous Payment Return Deficiency. (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Company or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Company or any other Loan Party for the purpose of making any payment hereunder that became subject to such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including waiver of any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under paragraphs (a) through (f) above shall survive the resignation or replacement of the Administrative Agent, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. The Administrative Agent may perform any of and all its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of and all their duties and exercise their rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent. The Administrative Agent shall not be responsible for the

128 [[5866265v.11]] negligence or misconduct of any of its sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with bad faith, gross negligence or willful misconduct in the selection of such sub-agents. Subject to the terms of this paragraph, the Administrative Agent may resign at any time from its capacity as such. In connection with such resignation, the Administrative Agent shall give notice of its intent to resign to the Lenders, the Issuing Banks and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject to the consent of the Company (not to be unreasonably withheld, conditioned or delayed) so long as no Event of Default under Section 7.01(a) or 7.01(i) shall have occurred and be continuing, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. If the Person serving as the Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Company and such Person remove such Person as the Administrative Agent and, subject to the consent of the Company (not to be unreasonably withheld, conditioned or delayed) so long as no Event of Default under Section 7.01(a) or 7.01(i) shall have occurred and be continuing, appoint a successor. Upon the acceptance of its appointment as the Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent, and the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. The fees payable by the Company to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed by the Company and such successor. Notwithstanding the foregoing, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Banks and the Company, whereupon, on the date of effectiveness of such resignation stated in such notice, (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents, and (b) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, provided that (i) all payments required to be made hereunder or under any other Loan Document to the retiring Administrative Agent for the account of any Person other than the retiring Administrative Agent shall be made directly to such Person, (ii) all notices and other communications required or contemplated to be given or made to the retiring Administrative Agent shall also directly be given or made to each Lender and each Issuing Bank and (iii) the retiring Administrative Agent may continue to hold, on behalf of the Revolving Lenders and the Issuing Banks, any cash collateral received by it pursuant to Section 2.20(n). Following the effectiveness of the Administrative Agent’s resignation or removal from its capacity as such, the provisions of this Article and Section 10.03, as well as any exculpatory, reimbursement and 129 [[5866265v.11]] indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as the Administrative Agent or while holding cash collateral as contemplated by the immediately preceding sentence. Each Lender and Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent, the Arrangers or any Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arrangers or any Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Each Lender, by delivering its signature page to this Agreement, or delivering its signature page to an Assignment and Assumption or any other document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Restatement Effective Date or any Delayed Draw Term Funding Date. In case of the pendency of any proceeding with respect to any Loan Party under any United States (Federal or state) or foreign bankruptcy, insolvency, receivership, winding-up or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Company or any Borrowing Subsidiary) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letters of Credit and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.14, 10.03 and 10.18) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender (and shall be deemed, by its acceptance of the benefits of the Guarantees of the Obligations provided under the 130 [[5866265v.11]] Loan Documents, to have been authorized by each other holder of any Obligations) to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders or other holders of any Obligations, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 10.03). Except with respect to the exercise of setoff rights of any Lender in accordance with Section 10.08 (or any similar provision in any other Loan Document) or with respect to a Lender’s right to file a proof of claim in an insolvency proceeding, no holder of any Obligations (other than the Administrative Agent) shall have any right individually to enforce any Guarantee of the Obligations provided under the Loan Documents, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the holders of the Obligations in accordance with the terms thereof. In furtherance of the foregoing and not in limitation thereof, no agreement relating to any Designated Cash Management Obligations or Designated Hedge Obligations will create (or be deemed to create) in favor of any holder of Obligations that is a party thereto any rights in connection with the management or release of the obligations of any Loan Party under any Loan Document. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA PATRIOT Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Corruption Laws, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (a) any identity verification procedures, (b) any recordkeeping, (c) comparisons with government lists, (d) customer notices or (e) other procedures required under the CIP Regulations or such other laws. Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s 131 [[5866265v.11]] entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84- 14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent and such Lender. In addition, unless clause (i) of the immediately preceding paragraph is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in clause (iv) of the immediately preceding paragraph, such Lender further (a) represents and warrants, as of the date such Person became a Lender party hereto, to and (b) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Loan Party, that none of the Administrative Agent or the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance not, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). Notwithstanding anything herein to the contrary, none of the Arrangers, the Syndication Agents or the Documentation Agents shall have any duties or obligations under this Agreement or any other Loan Document (except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuing Bank), but all such Persons shall have the benefit of the indemnities and exculpatory provisions provided for hereunder or thereunder. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. Without limiting or expanding the provisions of Section 2.14, each Lender shall indemnify and hold harmless the Administrative Agent against, within 10 days after written demand therefor, any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the IRS or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent

132 [[5866265v.11]] of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective). A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this paragraph. For the avoidance of doubt, a “Lender” shall, for purposes of this paragraph, include any Issuing Bank. The agreements in this paragraph shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders and, except solely to the extent of the Company’s express rights to consent pursuant to and subject to the conditions set forth in this Article, none of the Loan Parties shall have any rights as a third party beneficiary of any such provisions. ARTICLE IX Parent Guarantee SECTION 9.01. Parent Guarantee. For valuable consideration, the receipt of which is hereby acknowledged, and to induce the Revolving Lenders and the Swingline Lender to make Revolving Loans or Swingline Loans, as the case may be, to each Borrowing Subsidiary and the Issuing Banks to issue, amend or extend any Letters of Credit for the account of any Borrowing Subsidiary (and the Revolving Lenders to participate in such Letters of Credit as set forth herein), the Company hereby absolutely and unconditionally guarantees prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future Loan Document Obligations of each Borrowing Subsidiary, whether for principal, interest (including interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding, whether or not allowed as a claim in such proceeding), fees, expenses or otherwise (collectively, the “Guaranteed Borrowing Subsidiary Obligations”, and each such Borrowing Subsidiary being an “Obligor” and collectively, the “Obligors”). SECTION 9.02. Waivers. The Company waives, to the extent permitted by applicable law, notice of the acceptance of this Parent Guarantee and of the extension or continuation of the Guaranteed Borrowing Subsidiary Obligations or any part thereof. The Company further waives, to the extent permitted by applicable law, presentment, protest, notice of notices delivered or demand made on any Obligor or action or delinquency in respect of the Guaranteed Borrowing Subsidiary Obligations or any part thereof, including any right to require the Administrative Agent, the Lenders, the Issuing Banks or any other holder of any Guaranteed Borrowing Subsidiary Obligations to sue any Obligor, any other guarantor or any other Person obligated with respect to the Guaranteed Borrowing Subsidiary Obligations or any part thereof. The Administrative Agent, the Lenders, the Issuing Banks and the other holders of any Guaranteed Borrowing Subsidiary 133 [[5866265v.11]] Obligations shall have no obligation to disclose or discuss with the Company their assessments of the financial condition of the Obligors. SECTION 9.03. Guarantee Absolute. This Parent Guarantee is a guarantee of payment and not of collection, is intended to have the same effect as if the Company were a primary obligor of the Guaranteed Borrowing Subsidiary Obligations and not merely a surety, and the validity and enforceability of this Parent Guarantee shall be absolute and unconditional irrespective of, and shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Borrowing Subsidiary Obligations or any part thereof or any agreement relating thereto at any time, (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Borrowing Subsidiary Obligations or any part thereof or any agreement relating thereto, (c) any waiver of any right, power or remedy with respect to the Guaranteed Borrowing Subsidiary Obligations or any part thereof or any agreement relating thereto, (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other guarantees with respect to the Guaranteed Borrowing Subsidiary Obligations or any part thereof, or any other obligation of any Person with respect to the Guaranteed Borrowing Subsidiary Obligations or any part thereof, (e) the enforceability or validity of the Guaranteed Borrowing Subsidiary Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto, (f) the application of payments received from any source to the payment of obligations other than the Guaranteed Borrowing Subsidiary Obligations, any part thereof or amounts which are not covered by this Parent Guarantee even though the Administrative Agent, the Lenders and the Issuing Banks might lawfully have elected to apply such payments to any part or all of the Guaranteed Borrowing Subsidiary Obligations or to amounts which are not covered by this Parent Guarantee, (g) any change in the ownership of any Obligor or the insolvency, bankruptcy or any other change in the legal status of any Obligor, (h) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Borrowing Subsidiary Obligations, (i) the failure of the Company or any Obligor to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Borrowing Subsidiary Obligations or this Parent Guarantee, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Borrowing Subsidiary Obligations or this Parent Guarantee, (j) the existence of any claim, setoff or other rights which the Company may have at any time against any Obligor, or any other Person in connection herewith or an unrelated transaction, (k) the Administrative Agent’s, any Lender’s or any Issuing Bank’s election, in any case or proceeding instituted under chapter 11 of the United States Bankruptcy Code, of the application of section 1111(b)(2) of the United States Bankruptcy Code, (l) any borrowing, use of cash collateral, or grant of a security interest by the Company, as debtor in possession, under section 363 or 364 of the United States Bankruptcy Code, (m) the disallowance of all or any portion any Person’s claims for repayment of the Guaranteed Borrowing Subsidiary Obligations under section 502 or 506 of the United States Bankruptcy Code, or (n) any other circumstances, whether or not similar to any of the foregoing, which could constitute a defense to a guarantor, in each case, whether or not the 134 [[5866265v.11]] Company shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (n) of this Section. It is agreed that the Company’s liability hereunder is several and independent of any other guarantees or other obligations at any time in effect with respect to the Guaranteed Borrowing Subsidiary Obligations or any part thereof and that the Company’s liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guarantees or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by any Obligor of the Guaranteed Borrowing Subsidiary Obligations in the manner agreed upon between the Obligor and the Administrative Agent, the Lenders, the Issuing Banks and other holders of any Guaranteed Borrowing Subsidiary Obligations. SECTION 9.04. Acceleration. The Company agrees that, as between the Company on the one hand and the Lenders, the Issuing Banks, the Administrative Agent and the other holders of Guaranteed Borrowing Subsidiary Obligations, on the other hand, the obligations of each Obligor guaranteed under this Article IX may be declared to be forthwith due and payable, or may be deemed automatically to have been accelerated, as provided in Section 7.01 for purposes of this Article IX, notwithstanding any stay, injunction or other prohibition (whether in a bankruptcy proceeding affecting such Obligor or otherwise) preventing such declaration as against such Obligor and that, in the event of such declaration or automatic acceleration, such obligations (whether or not due and payable by such Obligor) shall forthwith become due and payable by the Company for purposes of this Article IX. SECTION 9.05. Marshaling; Reinstatement. None of the Lenders, the Issuing Banks, the Administrative Agent or any other holder of Guaranteed Borrowing Subsidiary Obligations, or any Person acting for or on behalf of any of the foregoing, shall have any obligation to marshal any assets in favor of the Company or against or in payment of any or all of the Guaranteed Borrowing Subsidiary Obligations. If the Company or any Obligor makes a payment or payments to any Lender, any Issuing Bank, the Administrative Agent or any other holder of any Guaranteed Borrowing Subsidiary Obligation, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to such Borrower, the Company or any other Person, or their respective estates, trustees, receivers or any other party, including, without limitation, the Company, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Guaranteed Borrowing Subsidiary Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction. SECTION 9.06. Subrogation. Until the irrevocable payment in full in cash of the Loan Document Obligations (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made), the termination of all commitments which could give rise to any Guaranteed Borrowing Subsidiary Obligation and no Letter of Credit shall be outstanding, the Company shall not exercise any right of subrogation with respect to the Guaranteed Borrowing Subsidiary Obligations, and hereby waives, to the extent permitted by 135 [[5866265v.11]] applicable law, any right to enforce any remedy which the Administrative Agent, the Lenders, the Issuing Banks or any other holder of any Guaranteed Borrowing Subsidiary Obligations now has or may hereafter have against the Company, any endorser or any other guarantor of all or any part of the Guaranteed Borrowing Subsidiary Obligations, and the Company hereby waives, to the extent permitted by applicable law, any other liability of any Obligor to the Administrative Agent, the Lenders, the Issuing Banks and/or any other holder of any Guaranteed Borrowing Subsidiary Obligations. SECTION 9.07. Termination Date. Subject to Section 9.05, this Parent Guarantee shall continue in effect until the later of (a) the Revolving Maturity Date and (b) the date on which this Agreement has otherwise expired or been terminated in accordance with its terms and all of the Guaranteed Borrowing Subsidiary Obligations have been paid in full in cash (other than (x) Designated Cash Management Obligations and Designated Hedge Obligations and (y) contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made, it being understood, however, that this Parent Guarantee shall remain in effect as to such obligations if an Event of Default shall have occurred and the other Guaranteed Borrowing Subsidiary Obligations shall have been discharged through an exercise of remedies). ARTICLE X Miscellaneous SECTION 10.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone and subject to paragraph (b) of this Section, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by email, as follows: (i) if to the Company or any Borrowing Subsidiary, to (or to it in care of) Westinghouse Air Brake Technologies Corporation, 1001 Air Brake Avenue, Wilmerding, PA 15148, Attention of James Kalinovich (Email: james.kalinovich@Wabtec.com), with a copy to the attention of David DeNinno (Email: ddeninno@wabtec.com); (ii) if to the Administrative Agent, to PNC Bank, National Association, The PNC Financial Services Group, First Side Center, 500 First Avenue, Pittsburgh, PA 15219, Attention of Cheryl Thon (Email: cheryl.thon@pncbank.com); (iii) if to the Swingline Lender, to PNC Bank, National Association, The PNC Financial Services Group, First Side Center, 500 First Avenue, Pittsburgh, PA 15219, Attention of Cheryl Thon (Email: cheryl.thon@pncbank.com); (iv) if to any Issuing Bank, to it at its address (or email address) most recently specified by it in a notice delivered to the Administrative Agent and the Company (or, in the absence of any such notice, to the address (or email address)

136 [[5866265v.11]] set forth in the Administrative Questionnaire of the Lender that is serving as such Issuing Bank or is an Affiliate thereof); and (v) if to any Lender, to it at its address (or email address) set forth in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; and notices delivered through email or other electronic communications to the extent provided in paragraph (b) of this Section shall be effective as provided in such paragraph. (b) Notices and other communications to the Administrative Agent, the Lenders and Issuing Banks hereunder may be delivered or furnished, in addition to email, by other electronic communications (including the Platform) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices under Article II to any Lender or Issuing Bank if such Lender or Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by such electronic communication. Any notices or other communications to the Administrative Agent, the Company or any Borrowing Subsidiary may be delivered or furnished, in addition to email, by other electronic communications pursuant to procedures approved in advance by it; provided that approval of such procedures may be limited or rescinded by such Person by notice to each other such Person. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient; and (ii) notices or communications posted to a Platform or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) Any party hereto may change its address or email address for notices and other communications hereunder by notice to the other parties hereto (or, in the case of any change by a Lender, by notice to the Company and the Administrative Agent). (d) The Administrative Agent may, but shall not be obligated to, make any Communication by posting such Communication on Debt Domain, IntraLinks, SyndTrak or a similar electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available”. Neither the Administrative Agent nor any of its Related Parties warrants, or shall be deemed to warrant, the adequacy of the Platform, and the Administrative Agent expressly disclaims liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third- party rights or freedom from viruses or other code defects, is made, or shall be deemed to 137 [[5866265v.11]] be made, by the Administrative Agent or any of its Related Parties in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties have any liability to any Loan Party, any Lender, any Issuing Bank or any other Person for damages of any kind (whether in tort, contract or otherwise), arising out of any Loan Party’s or the Administrative Agent’s transmission of Communications through the Platform except, in the case of direct damages of any Loan Party (but not any indirect, special, incidental or consequential damages), to the extent arising from the Administrative Agent’s or such Related Party’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final and nonappealable judgment. The Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Platform. SECTION 10.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) or (c) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement and the making of the Loans or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender, any Issuing Bank or any Affiliate of any of the foregoing may have had notice or knowledge of such Default at the time. (b) Except as provided in paragraph (c) of this Section, none of this Agreement, any other Loan Document or any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Company, the Administrative Agent and the Required Lenders and, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Parties that are parties thereto (or, in the case of any Borrowing Subsidiary, by the Company on its behalf), in each case with the consent of the Required Lenders; provided that no such agreement shall (i) (A) waive any condition set forth in Section 4.02 in respect of any extension of credit under the Delayed Draw Term Facility without the written consent of the Majority in Interest of the Delayed Draw Term Lenders, (B) waive any condition set forth in Section 4.02 in respect of any extension of credit under the Revolving Facility without the written consent of the Majority in Interest of the Revolving Lenders or (C) waive any condition set forth in Section 4.03 without the written consent of the Majority in Interest of the Revolving Lenders (it being understood and agreed, in each case, that any amendment or waiver of, or any consent with respect to, any provision of this Agreement (other than any waiver expressly relating to Section 4.02 or 4.03, as the case 138 [[5866265v.11]] may be) or any other Loan Document, including any amendment of any affirmative or negative covenant set forth herein or in any other Loan Document or any waiver of a Default or an Event of Default, shall not be deemed to be a waiver of a condition set forth in Section 4.02 or 4.03), (ii) increase the Commitment of any Lender without the written consent of such Lender, (iii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon or reduce any fees payable hereunder (other than as a result of any change in the definition, or in any components thereof, of the term “Leverage Ratio”), without the written consent of each Lender directly and adversely affected thereby (other than any waiver of any default interest applicable pursuant to Section 2.10(e)), (iv) postpone the scheduled maturity date of any Loan, or the required date of reimbursement of any LC Disbursement, or any date for the payment of any principal, interest or fees payable under any Loan Document, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly and adversely affected thereby, (v) change Section 2.15(b) or 2.15(c) in a manner that would alter the pro rata sharing of payments or payment waterfall required thereby without the written consent of each Lender, (vi) change any of the provisions of this paragraph or the percentage set forth in the definition of the term “Required Lenders” or “Majority in Interest” or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), provided that, with the consent of the Required Lenders or pursuant to Section 2.18, the provisions of this paragraph and the definition of the term “Required Lenders” may be amended to include references to any new class of loans created under this Agreement (or to lenders extending such loans), (vii) change the currency of any Loan of any Lender without the written consent of such Lender, or add any new currency as an Alternative Currency without the written consent of each Revolving Lender, (viii) release (including by limiting liability in respect thereof) the Company from its obligations under the Parent Guarantee without the written consent of each Revolving Lender, (ix) release (including by limiting liability in respect thereof) all or substantially all of the value of the Guarantees created under the Guarantee Agreement without the written consent of each Lender (except as expressly provided in Section 10.14), it being understood that an amendment or other modification of the type of obligations guaranteed under the Guarantee Agreement shall not be deemed to be a release of any Guarantee thereunder, or (x) change any provisions of this Agreement in a manner that by its express terms adversely affects the rights in respect of payments of, or the conditions precedent to extensions of credit by, Lenders of any Class differently than those of any other Class, without the written consent of Lenders representing a Majority in Interest of each differently affected Class; provided further that no such agreement shall amend, modify, extend or otherwise affect the rights or obligations of the Administrative Agent, any Issuing Bank or the Swingline Lender without the written consent of the Administrative Agent, such Issuing Bank or the Swingline Lender, as the case may be. (c) Notwithstanding anything to the contrary in paragraph (a) or (b) of this Section: 139 [[5866265v.11]] (i) any provision of this Agreement or any other Loan Document may be amended by an agreement in writing entered into by the Company and the Administrative Agent to cure any ambiguity, omission, defect or inconsistency so long as, in each case, the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment; (ii) no consent with respect to any amendment, waiver or other modification of this Agreement or any other Loan Document shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (ii), (iii) or (iv) of the first proviso of paragraph (b) of this Section and then only in the event such Defaulting Lender shall be directly and adversely affected by such amendment, waiver or other modification; (iii) in the case of any amendment, waiver or other modification referred to in the first proviso of paragraph (b) of this Section, no consent with respect to any amendment, waiver or other modification of this Agreement or any other Loan Document shall be required of any Lender that receives payment in full of the principal of and interest accrued on each Loan made by such Lender, and all other amounts owing to or accrued for the account of such Lender under this Agreement and the other Loan Documents, at the time such amendment, waiver or other modification becomes effective and whose Commitments terminate by the terms and upon the effectiveness of such amendment, waiver or other modification; (iv) any amendment, waiver or other modification of this Agreement or any other Loan Document that by its express terms affects the rights or duties hereunder or thereunder of the Lenders of one or more Classes (but not the Lenders of any other Class) may be effected by an agreement or agreements in writing entered into by the Company, the Administrative Agent and the requisite number or percentage in interest of each affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time; (v) this Agreement and the other Loan Documents may be amended in the manner provided in Sections 2.11(b), 2.18, 2.20 and 2.21 and the definition of “LC Commitment”, as such term is used in reference to any Issuing Bank, may be modified as contemplated by the definition of such term; (vi) this Agreement and the other Loan Documents may be amended in the manner provided in Section 2.22 and, in connection with any Borrowing Subsidiary becoming a party hereto, this Agreement (including the Exhibits hereto) may be amended by an agreement in writing entered into by the Company and the Administrative Agent to provide for such technical modifications as they determine to be necessary or advisable in connection therewith;

140 [[5866265v.11]] (vii) in connection with the addition of any new currency as an Alternative Currency in accordance with the definition of such term (and clause (vii) of paragraph (b) of this Section), this Agreement (including the Exhibits hereto) may be amended by an agreement in writing entered into by the Company and the Administrative Agent to provide for such technical modifications as they determine to be necessary or advisable in connection therewith; (viii) an amendment to this Agreement contemplated by the last sentence of the penultimate paragraph of the definition of the term “Applicable Rate” may be made pursuant to an agreement or agreements in writing entered into by the Company, the Administrative Agent and the Required Lenders; and (ix) the Administrative Agent may, without the consent of any Lender, Issuing Bank or other holder of any Obligations, (A) consent to a departure by any Loan Party from any covenant of such Loan Party set forth in this Agreement or any other Loan Document to the extent such departure is consistent with the authority of the Administrative Agent set forth in the definition of the term “Guarantee Requirement” or (B) amend, waive or otherwise modify any provision in the Guarantee Agreement, or consent to a departure by any Loan Party therefrom, to the extent the Administrative Agent determines that such amendment, waiver, other modification or consent is necessary in order to eliminate any conflict between such provision and the terms of this Agreement. (d) The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, waivers or other modifications on behalf of such Lender. Any amendment, waiver or other modification effected in accordance with this Section shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender. SECTION 10.03. Expenses; Indemnity; Damage Waiver. (a) The Company shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers and their respective Affiliates, including the reasonable and documented fees, charges and disbursements of counsel for any of the foregoing (but limited to a single primary counsel and, if reasonably necessary, a single local counsel in each relevant jurisdiction (including the jurisdiction of organization of any Borrowing Subsidiary), in each case, for the Administrative Agent, the Arrangers and their respective Affiliates taken as a whole (which may be a single local counsel acting in multiple jurisdictions)), in connection with the structuring, arrangement and syndication of the credit facilities provided for herein, including the preparation, execution and delivery of any fee letters entered into in connection with the credit facilities provided for herein, as well as the preparation, execution, delivery and administration of this Agreement, the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out- of-pocket expenses incurred by the Administrative Agent, any Arranger, any Issuing Bank 141 [[5866265v.11]] or any Lender, including the fees, charges and disbursements of any counsel for any of the foregoing, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) The Company shall indemnify the Administrative Agent (and any sub-agent thereof), the Arrangers, the Syndication Agents, the Documentation Agents, each Lender and each Issuing Bank, and each Related Party of any of the foregoing (each such Person being called an “Indemnitee”), against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee (but limited to a single primary counsel and, if reasonably necessary, a single local counsel in each relevant jurisdiction (including the jurisdiction of organization of any Borrowing Subsidiary), in each case, for the Indemnitees, taken as a whole (which may be a single local counsel acting in multiple jurisdictions) and, in the case of an actual or perceived conflict of interest, where the party affected by such conflict informs the Company of such conflict and thereafter retains its own counsel, of another firm of primary counsel and, if reasonably necessary, another firm of local counsel in each relevant jurisdiction (which may include a single local counsel acting in multiple jurisdictions)), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the structuring, arrangement and syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of any fee letters entered into in connection with the credit facilities provided for herein, this Agreement, the other Loan Documents or any other agreement or instrument contemplated hereby or thereby, the performance by the parties to such fee letters, this Agreement or the other Loan Documents of their obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Substances at, under, on or from any property currently or formerly owned or operated by the Company or any Subsidiary (or Person that was formerly a Subsidiary of any of them), or any other liability under Environmental Laws related in any way to the Company, any Subsidiary (or Person that was formerly a Subsidiary of any of them), or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and whether initiated against or by any party to any fee letter entered into in connection with the credit facilities provided for herein, this Agreement or any other Loan Document, any Affiliate of any of the foregoing or any third party (and regardless of whether any Indemnitee is a party thereto); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (1) the gross negligence, bad faith or willful misconduct of such Indemnitee or (2) a breach in bad faith of the funding obligations of such Indemnitee under this Agreement or (B) arise from 142 [[5866265v.11]] any dispute among the Indemnitees, other than any claim, litigation, investigation or proceeding against the Administrative Agent, any Arranger, any Syndication Agent, any Documentation Agent or any other titled person in its capacity or in fulfilling its role as such and other than any claim, litigation, investigation or proceeding arising out of any act or omission on the part of the Borrowers or any of their Affiliates. Each Indemnitee shall be obligated to refund and return promptly any and all amounts actually paid by the Company to such Indemnitee under this paragraph for any losses, claims, damages, penalties, liabilities or expenses to the extent such Indemnitee is subsequently determined, by a court of competent jurisdiction by final and nonappealable judgment, to not be entitled to payment of such amounts in accordance with the terms of this paragraph (b). This paragraph (b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim. (c) To the extent that the Company fails indefeasibly to pay any amount required under paragraph (a) or (b) of this Section to the Administrative Agent (or any sub- agent thereof), any Issuing Bank, the Swingline Lender or any Related Party of any of the foregoing (and without limiting its obligation to do so), each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Issuing Bank, the Swingline Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or such sub-agent), such Issuing Bank or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), such Issuing Bank or the Swingline Lender. For purposes of this Section, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the aggregate amount of the Revolving Loans, unused Revolving Commitments, Delayed Draw Term Loans and unused Delayed Draw Term Commitments at the time outstanding or in effect (or most recently outstanding or in effect, if none of the foregoing shall be outstanding or in effect at such time). (d) To the fullest extent permitted by applicable law, no Borrower shall assert, or permit any of its Affiliates or Related Parties to assert, and each Borrower hereby waives, any claim against any Indemnitee (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), except to the extent arising from the bad faith, gross negligence or willful misconduct of such Indemnitee, as determined by a court of competent jurisdiction in a final and nonappealable judgment, or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof. (e) To the fullest extent permitted by applicable law, the Administrative Agent, the Arrangers, the Issuing Banks, the Lenders, the Syndication Agents and the Documentation Agents shall not assert, or permit any of their respective Affiliates or Related Parties to assert, and each of them hereby waives, any claim against the Loan 143 [[5866265v.11]] Parties, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided, that nothing in this paragraph (e) shall limit the Loan Parties’ indemnity and reimbursement obligations set forth in this Section or separately agreed, including such indemnity and reimbursement obligations with respect to any special, indirect, consequential or punitive damages arising out of, in connection with or as a result of any claim, litigation, investigation or proceeding brought against any Indemnitee by any third party. (f) All amounts due under this Section shall be payable promptly after written demand therefor. SECTION 10.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) other than as expressly permitted by Section 6.04 with respect to any Borrowing Subsidiary, neither the Company nor any Borrowing Subsidiary may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), sub-agents of the Administrative Agent, Participants (to the extent provided in paragraph (c) of this Section), the Arrangers, the Syndication Agents, the Documentation Agents and, to the extent expressly contemplated hereby, the Related Parties of the foregoing) any legal or equitable right, remedy or claim under or by reason of this Agreement. Notwithstanding anything herein to the contrary, no sale, assignment, novation, transfer or delegation by any Lender of any of its rights or obligations under this Agreement or any other Loan Document shall, or shall be deemed, to extinguish any of the rights, benefits or privileges afforded by any Guarantee created under the Loan Documents for the benefit of such Lender in relation to such of its rights or obligations, and all such rights, benefits and privileges shall continue to accrue, to the full extent thereof, for the benefit of the assignee, transferee or delegee of such Lender in connection with each such sale, assignment, novation, transfer and delegation. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments, and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, delayed or conditioned) of: (A) the Company; provided that no consent of the Company shall be required (1) in the case of any Delayed Draw Term Loans, (x) for

144 [[5866265v.11]] an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or (y) if an Event of Default shall have occurred and be continuing and (2) in the case of Revolving Commitments, Revolving Loans and Delayed Draw Term Commitments, if an Event of Default shall have occurred and be continuing; provided further, in each case, that the Company shall be deemed to have consented to any assignment unless it shall object thereto by written notice to the Administrative Agent within five Business Days after having received notice thereof; (B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required with respect to assignments to a Lender, an Affiliate of a Lender or an Approved Fund; (C) each Issuing Bank; provided that no consent of any Issuing Bank shall be required with respect to assignments of Delayed Draw Term Commitments and Delayed Draw Term Loans; and (D) the Swingline Lender; provided that no consent of the Swingline Lender shall be required with respect to assignments of Delayed Draw Term Commitments and Delayed Draw Term Loans. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than US$5,000,000 unless each of the Company and the Administrative Agent otherwise consents; provided that (1) no such consent of the Company shall be required if an Event of Default has occurred and is continuing and (2) the Company shall be deemed to have consented to any assignment unless it shall object thereto by written notice to the Administrative Agent on or before the fifth Business Day after the Company shall have received notice thereof together with the applicable documentation therefor; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause (B) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans; (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted 145 [[5866265v.11]] on the Platform), together with a processing and recordation fee of US$3,500, provided that (x) only one such processing and recordation fee shall be payable in the event of simultaneous assignments from any Lender or its Approved Funds to one or more other Approved Funds of such Lender and (y) such processing and recordation fee may be waived by the Administrative Agent in its sole discretion; (D) the assignee, if it shall not already be a Lender, shall deliver to the Administrative Agent any tax forms required by Section 2.14(f) and an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable law, including US (Federal or State) and foreign securities laws; and (E) assignment to any Person of Loans extended to or for the account of a Borrower incorporated in the Netherlands shall only be permitted if the Person to whom the Loans are assigned is a Non-Public Lender at all times. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section, from and after the effective date specified in each Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on the Platform) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 2.14, 10.03 and 10.18); provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.04(c). (iv) The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and records of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be 146 [[5866265v.11]] conclusive absent manifest error, and the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and, as to entries pertaining to it, any Issuing Bank or Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Upon receipt by the Administrative Agent of an Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on the Platform) executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire and any tax forms required by Section 2.14(f) (unless the assignee shall already be a Lender hereunder) and the processing and recordation fee referred to in this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that the Administrative Agent shall not be required to accept such Assignment and Assumption or so record the information contained therein if the Administrative Agent reasonably believes that such Assignment and Assumption lacks any written consent required by this Section or is otherwise not in proper form, it being acknowledged that the Administrative Agent shall have no duty or obligation (and shall incur no liability) with respect to obtaining (or confirming the receipt) of any such written consent or with respect to the form of (or any defect in) such Assignment and Assumption, any such duty and obligation being solely with the assigning Lender and the assignee. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph, and following such recording, unless otherwise determined by the Administrative Agent (such determination to be made in the sole discretion of the Administrative Agent, which determination may be conditioned on the consent of the assigning Lender and the assignee), shall be effective notwithstanding any defect in the Assignment and Assumption relating thereto. Each assigning Lender and the assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the Administrative Agent that all written consents required by this Section with respect thereto (other than the consent of the Administrative Agent) have been obtained and that such Assignment and Assumption is otherwise duly completed and in proper form, and each assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the assigning Lender and the Administrative Agent that such assignee is an Eligible Assignee and the assignment is not prohibited pursuant to Section 10.04(b)(ii)(E). The Administrative Agent shall have no responsibility or liability for an assignment to a Person that is not an Eligible Assignee or for an assignment that is prohibited by Section 10.04(b)(ii)(E). (c) (i) Any Lender may, without the consent of any Borrower, the Administrative Agent, the Swingline Lender or any Issuing Bank, sell participations to one or more Eligible Assignees (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitments and 147 [[5866265v.11]] Loans of any Class); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and/or obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant or requires the approval of all the Lenders (or all the Lenders of the applicable Class). The Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 (subject to the requirements and limitations therein, including the requirements under Section 2.14(f) (it being understood that the documentation required under Section 2.14(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (x) agrees to be subject to the provisions of Sections 2.15 and 2.16 as if it were an assignee under paragraph (b) of this Section and (y) shall not be entitled to receive any greater payment under Section 2.12 or 2.14 with respect to any participation than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 2.16(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.15(c) as though it were a Lender. (ii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain records of the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement or any other Loan Document (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or other rights and/or obligations under this Agreement or any other Loan Document) to any Person except to the extent that such disclosure is necessary to establish that any such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as such) shall have no responsibility for maintaining a Participant Register.

148 [[5866265v.11]] (d) Any Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or grant to secure obligations to a Federal Reserve Bank or other central bank, and this Section shall not apply to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 10.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto or thereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any of the Administrative Agent, the Arrangers, the Syndication Agents, the Documentation Agents, the Issuing Banks, the Lenders or any Related Party of any of the foregoing may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document was executed and delivered or any credit was extended hereunder, and shall continue in full force and effect as long as the principal of or any interest accrued on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made) or any LC Exposure is outstanding and so long as any of the Commitments have not expired or terminated. Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement or any other Loan Document, in the event that, in connection with the refinancing or repayment in full of the Revolving Facility, an Issuing Bank shall have provided to the Administrative Agent a written consent to the release of the Revolving Lenders from their obligations hereunder with respect to any Letter of Credit issued by such Issuing Bank (whether as a result of the obligations of the Borrowers (and any other account party) in respect of such Letter of Credit having been collateralized in full by a deposit of cash with such Issuing Bank, or being supported by a letter of credit that names such Issuing Bank as the beneficiary thereunder, or otherwise), then from and after such time such Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement and the other Loan Documents (including for purposes of determining whether the Company is required to comply with Articles V and VI hereof, but excluding Sections 2.12, 2.13, 2.14, 10.03 and 10.18 and any expense reimbursement or indemnity provisions set forth in any other Loan Document), and the Revolving Lenders shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Section 2.20(d) or 2.20(f). In addition, notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, in the event that on the Letter of Credit Termination Date any Letter of Credit shall be a Backstopped Letter of Credit, then, unless on such date any unreimbursed drawing shall have been outstanding thereunder, such Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement and the other Loan Documents (including for purposes of determining whether the Company is required to comply with Articles V and VI hereof, but excluding Sections 2.12, 2.13, 2.14, 10.03 and 10.18 and any expense 149 [[5866265v.11]] reimbursement or indemnity provisions set forth in any other Loan Document), and the Revolving Lenders shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Section 2.20(d) or 2.20(f). The provisions of Sections 2.12, 2.13, 2.14, 2.15(d), 9.05, 10.03, 10.18 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans and the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. SECTION 10.06. Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including the commitments of the Lenders and, if applicable, their Affiliates under any commitment advices with respect to the credit facilities established hereby submitted by any Lender (but do not supersede any provisions of any fee letters entered into in connection with the credit facilities provided for herein, all of which provisions shall remain in full force and effect). Except as provided in Section 4 of the Restatement Agreement, this Agreement shall become effective when it shall have been executed by the Administrative Agent and the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (b) Delivery of an executed counterpart of a signature page of this Agreement, any other Loan Document or any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 10.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document or the transactions contemplated hereby or thereby (each, an “Ancillary Document”) that is an Electronic Signature transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or relating to this Agreement, any other Loan Document or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to agree to accept Electronic Signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Without limiting the generality of the foregoing, (i) to the extent the Administrative Agent and the Company have agreed to accept any Electronic Signature, the Administrative 150 [[5866265v.11]] Agent and the Lenders, the Issuing Banks, the Company and each other Loan Party shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Administrative Agent, any Lender, any Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent, the Company or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each party hereto (A) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Issuing Banks, the Company and the other Loan Parties, Electronic Signatures transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page or any electronic images of this Agreement, any other Loan Document or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) agrees that each of the Administrative Agent, the Lenders, the Issuing Banks, the Company and the other Loan Parties may, at its option, create one or more copies of this Agreement, any other Loan Document and any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document or such Ancillary Document, respectively, including with respect to any signature pages thereto, and (D) waives any claim against the Administrative Agent, any Lender, any Issuing Bank, the Company or any other Loan Party for any losses, claims, damages or liabilities arising solely from the Administrative Agent’s and/or any Lender’s, any Issuing Bank’s, the Company’s or any other Loan Party’s reliance on or use of Electronic Signatures or transmissions by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page, including any losses, claims, damages or liabilities arising as a result of the failure of the Administrative Agent, any Lender, any Issuing Bank, the Company or any other Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. SECTION 10.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 10.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and Issuing Bank and each Affiliate of any of the foregoing is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) or other amounts at any time 151 [[5866265v.11]] held and other obligations (in whatever currency) at any time owing by such Lender or Issuing Bank or by such an Affiliate to or for the credit or the account of the Company or any Borrowing Subsidiary against any of and all the obligations then due of the Company or any Borrowing Subsidiary now or hereafter existing under this Agreement held by such Lender or Issuing Bank, irrespective of whether or not such Lender or Issuing Bank shall have made any demand under this Agreement and although such obligations of the Company or such Borrowing Subsidiary are owed to a branch, office or Affiliate of such Lender or Issuing Bank different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Lender and Issuing Bank, and each Affiliate of any of the foregoing, under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, Issuing Bank or Affiliate may have. Each Lender and Issuing Bank agrees to notify the Company and the Administrative Agent promptly after any such setoff and application; provided that the failure to give notice shall not affect the validity of such setoff and application. Notwithstanding anything to the contrary in this Agreement, in no event will any deposits or other amounts at any time held or other obligations at any time owing by any Lender or Issuing Bank or any of their respective Affiliates to or for the account of any Foreign Borrowing Subsidiary be set off and applied against any obligations under this Agreement of the Company or any Domestic Borrowing Subsidiary. SECTION 10.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the United States District Court of the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County, and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and, subject to the final sentence of this Section, each party hereto hereby irrevocably and unconditionally agrees that all claims arising out of or relating to this Agreement or any other Loan Document brought by it or any of its Affiliates shall be brought, and shall be heard and determined, exclusively in such United States District Court or, if that court does not have subject matter jurisdiction, such Supreme Court. Each party hereto agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any suit, action or proceeding relating to this Agreement or any other Loan Document against any Foreign Borrowing Subsidiary or any of its properties in the court of the jurisdiction of organization of such Foreign Borrowing Subsidiary. (c) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the

152 [[5866265v.11]] fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court. (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. (e) Each Borrowing Subsidiary hereby irrevocably designates, appoints and empowers the Company, and the Company hereby accepts such appointment, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document. Such service may be made by mailing or delivering a copy of such process to any Borrowing Subsidiary in care of the Company at the Company’s address used for purposes of giving notices under Section 10.01, and each Borrowing Subsidiary hereby irrevocably authorizes and directs the Company to accept such service on its behalf. (f) In the event any Borrowing Subsidiary or any of its assets has or hereafter acquires, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement or any other Loan Document, any immunity from jurisdiction, legal proceedings, attachment (whether before or after judgment), execution, judgment or setoff, such Borrowing Subsidiary hereby irrevocably agrees not to claim and hereby irrevocably and unconditionally waives such immunity. SECTION 10.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 10.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. 153 [[5866265v.11]] SECTION 10.12. Confidentiality. Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Related Parties, including accountants, insurers, reinsurers, legal counsel and other agents and advisors, it being understood that the Persons to whom such disclosure is made either are informed of the confidential nature of such Information and instructed to keep such Information confidential or are subject to customary confidentiality obligations of employment or professional practice, (b) to the extent required or requested by any Governmental Authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners) (in which case such Person agrees to inform the Company promptly thereof prior to such disclosure to the extent practicable and not prohibited by applicable law (except with respect to any audit or examination conducted by bank accountants or any Governmental Authority exercising examination or regulatory authority)), (c) to the extent required by applicable law or by any subpoena or similar legal process (in which case such Person agrees to inform the Company promptly thereof prior to such disclosure to the extent practicable and not prohibited by applicable law), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document, the enforcement of rights hereunder or thereunder or any Transactions, (f) subject to an agreement containing confidentiality undertakings substantially the same as those of this Section (which shall be deemed to include those required to be made in order to obtain access to information posted on any Platform), to (i) any assignee of or Participant in (or its Related Parties), or any prospective assignee of or Participant in (or its Related Parties), any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its Related Parties) to any swap or derivative transaction relating to the Company or any Subsidiary and their respective obligations, (g) on a confidential basis to (i) any rating agency in connection with rating the Company or its Subsidiaries or the credit facilities provided for herein or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities provided for herein, (h) with the consent of the Company, (i) to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Agreement or any other Loan Document, provided that such information is limited to the information about this Agreement and the other Loan Documents, or (j) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Issuing Bank, any Lender or any Affiliate of any of the foregoing on a nonconfidential basis from a source other than the Company or any Subsidiary that is not known by the Administrative Agent, such Lender, such Issuing Bank or such Affiliate to be prohibited from disclosing such Information to such Persons by a legal, contractual, or fiduciary obligation to the Company or any Subsidiary. For purposes of this Section, “Information” means all information received from the Company or any Subsidiary relating to the Company or any Subsidiary or its businesses, other than any such information that is available to the Administrative Agent, any Issuing Bank, any Lender or any Affiliate of any of the foregoing on a nonconfidential basis prior to disclosure by the 154 [[5866265v.11]] Company or any Subsidiary; provided that, in the case of information received from the Company or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. It is agreed that, notwithstanding the restrictions of any prior confidentiality agreement binding on the Administrative Agent or any Arranger, such Persons may disclose Information as provided in this Section. SECTION 10.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender. SECTION 10.14. Release of Guarantees under Guarantee Agreement. (a) Subject to Section 2.04 of the Guarantee Agreement, the Guarantees made under the Guarantee Agreement shall automatically terminate and be released when all the Loan Document Obligations (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made) have been paid in full in cash, the Lenders have no further commitment to lend under this Agreement and no Letter of Credit shall be outstanding. (b) A Subsidiary Guarantor shall automatically be released from its obligations under the Loan Documents upon the consummation of any transaction permitted by this Agreement as a result of which such Subsidiary Guarantor ceases to be a Subsidiary; provided that if so required by this Agreement, the Required Lenders shall have consented to such transaction and the terms of such consent shall not have provided otherwise. (c) In connection with any termination or release pursuant to this Section, the Administrative Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents (in form and substance reasonably satisfactory to the Administrative Agent) that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent. Each holder 155 [[5866265v.11]] of any Obligations irrevocably authorizes the Administrative Agent, at its option and in its discretion, to effect the releases set forth in this Section. SECTION 10.15. USA PATRIOT Act and Beneficial Ownership Regulation Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act and/or the Beneficial Ownership Regulation it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the USA PATRIOT Act and the Beneficial Ownership Regulation. SECTION 10.16. No Fiduciary Relationship. Each Borrower, on behalf of itself and its Subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Borrowers and their Affiliates, on the one hand, and the Administrative Agent, the Lenders, the Issuing Banks and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders, the Issuing Banks or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The Administrative Agent, the Arrangers, the Lenders, the Issuing Banks and their Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrowers and their Affiliates, and none of the Administrative Agent, the Arrangers, the Lenders, the Issuing Banks or their Affiliates has any obligation to disclose any of such interests to the Borrowers or any of their Affiliates. To the fullest extent permitted by law, each Borrower hereby waives and releases any claims that it or any of its Affiliates may have against the Administrative Agent, the Arrangers, the Lenders, the Issuing Banks or their Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. SECTION 10.17. Non-Public Information. (a) Each Lender acknowledges that all information, including requests for waivers and amendments, furnished by the Borrowers or the Administrative Agent pursuant to or in connection with, or in the course of administering, this Agreement will be syndicate-level information, which may contain MNPI. Each Lender represents to the Borrowers and the Administrative Agent that (i) it has developed compliance procedures regarding the use of MNPI and that it will handle MNPI in accordance with such procedures and applicable law, including Federal, state and foreign securities laws, and (ii) it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain MNPI in accordance with its compliance procedures and applicable law, including United States (Federal or state) and foreign securities laws. (b) The Borrowers and each Lender acknowledge that, if information furnished by or on behalf of any Borrower or any other Loan Party pursuant to or in connection with this Agreement or any other Loan Document is being distributed by the Administrative Agent through the Platform, (i) the Administrative Agent may post any

156 [[5866265v.11]] information that the Company has indicated as containing MNPI solely on that portion of the Platform designated for Private Side Lender Representatives and (ii) if the Company has not indicated whether any information furnished by it pursuant to or in connection with this Agreement contains MNPI, the Administrative Agent reserves the right to post such information solely on that portion of the Platform designated for Private Side Lender Representatives. The Company agrees to clearly designate all information provided to the Administrative Agent by or on behalf of any Borrower or any other Loan Party that is suitable to be made available to Public Side Lender Representatives, and the Administrative Agent shall be entitled to rely on any such designation by the Company without liability or responsibility for the independent verification thereof. (c) If the Company does not file this Agreement with the SEC, then the Company hereby authorizes the Administrative Agent to distribute the execution version of this Agreement and the Loan Documents to all Lenders, including their Public Side Lender Representatives. The Company acknowledges its understanding that Lenders, including their Public Side Lender Representatives, may be trading in securities of the Company and its Affiliates while in possession of the Loan Documents. SECTION 10.18. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto (including each Borrowing Subsidiary) agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given. (b) The obligations of each Borrower in respect of any sum due to any other party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such deficiency. SECTION 10.19. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any Lender or Issuing Bank that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: 157 [[5866265v.11]] (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or Issuing Bank party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 10.20. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “US Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a US Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the US Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a US Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the US Special Resolution Regime if the Supported QFC and the 158 [[5866265v.11]] Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. SECTION 10.21. Dutch Loan Party Representation. If any Loan Party incorporated under the laws of the Netherlands is represented by an attorney in connection with the signing and/or execution of this Agreement or any other agreement, deed or document referred to in or made pursuant to this Agreement, it is hereby expressly acknowledged and accepted by the other parties to this Agreement that the existence and extent of the attorney's authority and effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands. SECTION 10.22. Existing Credit Agreement. Each Lender that was, immediately prior to the occurrence of the Restatement Effective Date, a lender under the Existing Credit Agreement hereby waives any right to receive any payment under Section 2.13 of the Existing Credit Agreement arising from the consummation of the Transactions. [[5890522v.3]] SCHEDULE 1.01 EXCLUDED SUBSIDIARIES None.

SCHEDULE 2.01

COMMITMENTS

Lender	Revolving Commitment	Delayed Draw Term Commitment
PNC Bank, National Association	US$145,000,000	US$26,000,000
Citibank, N.A.	US$116,500,000	US$20,500,000
HSBC Bank USA, N.A.	US$79,000,000	US$13,000,000
HSBC Continental Europe	US$37,500,000	US$7,500,000
JPMorgan Chase Bank, N.A.	US$116,500,000	US$20,500,000
TD Bank, N.A.	US$116,500,000	US$20,500,000
BNP Paribas	US$88,000,000	US$15,000,000
Credit Agricole Corporate and Investment Bank	US$88,000,000	US$15,000,000
First National Bank of PA	US$88,000,000	US$15,000,000
MUFG Bank, Ltd.	US$88,000,000	US$15,000,000
U.S. Bank National Association	US$88,000,000	US$15,000,000
Société Générale	US$69,000,000	-
Bank of America, N.A.	US$59,000,000	US$10,000,000
The Bank of Nova Scotia	US$59,000,000	US$10,000,000
Bank of the West	US$59,000,000	US$10,000,000
Dollar Bank	US$43,500,000	US$8,000,000
Goldman Sachs Bank USA	US$43,500,000	US$8,000,000
The Huntington National Bank	US$43,500,000	US$8,000,000
Northwest Bank	US$43,500,000	US$8,000,000
Credit Industriel et Commercial, New York Branch	US$29,000,000	US$5,000,000
Total Commitments	**US$1,500,000,000**	**US$250,000,000**

2

[[5890522v.3]]

SCHEDULE 2.20(a)

LC COMMITMENTS

Lender	LC Commitment
PNC Bank, National Association	US$145,000,000
Citibank, N.A.	US$88,750,000
HSBC Bank USA, N.A.	US$88,750,000
JPMorgan Chase Bank, N.A.	US$88,750,000
TD Bank, N.A.	US$88,750,000
Total LC Commitments	**US$500,000,000**

3

[[5890522v.3]]

SCHEDULE 2.20(b)

LETTERS OF CREDIT

Account Party	**Instrument #**	**Beneficiary**	**Date of Issuance**	**Date of Expiry**	**Currency Amount**
WESTINGHOUSE AIR BRAKE TECHNOLOGIES	18111403-00	CHEVY CHASE BUSINESS PARK LIMITED	5/29/2009	7/31/2023	100,000 USD
VAPOR EUROPE	18121433-00	LA CAIXA	3/26/2014	10/2/2022	166,020 EUR
VAPOR EUROPE	18121869-00	LA CAIXA	6/27/2014	8/29/2022	32,004 EUR
WESTINGHOUSE AIR BRAKE TECHNOLOGIES	18122414-00	UNICREDIT BANCA SPA	1/12/2015	1/31/2023	775,347 USD
WESTINGHOUSE AIR BRAKE TECHNOLOGIES	18122417-00	UNICREDIT BANCA SPA	1/12/2015	1/31/2023	1,550,694 USD
WESTINGHOUSE AIR BRAKE TECHNOLOGIES	18124957-00	UNICREDIT BANCA SPA	1/14/2016	1/15/2025	205,398.39 EUR
WESTINGHOUSE AIR BRAKE TECHNOLOGIES	18125434-00	AXIS BANK LTD	3/31/2016	8/30/2022	2,392 EUR
WESTINGHOUSE AIR BRAKE TECHNOLOGIES	18126672-00	SAUDI BRITISH BANK	11/1/2016	12/20/2022	89,064 USD
WESTINGHOUSE AIR BRAKE TECHNOLOGIES	18126728-00	STATE BANK OF INDIA	11/17/2016	6/2/2024	15,199,562 INR
WESTINGHOUSE AIR BRAKE TECHNOLOGIES	18135330-00	ARAB BANKING CORPORATION	9/29/2021	3/30/2023	121,745.44 USD

4

[[5890522v.3]]

SCHEDULE 3.07

SUBSIDIARIES

Company		Ownership Interest
A and M Signalling Services Private Limited	India	100%
ABU GmbH	Nordhorn, Germany	24.8%
Aero Transportation Products, Inc.	Independence, Missouri	100%
AM General Contractors SpA	Genova, Italy	100%
A M Rail Group Limited	Burton-on-Trent, UK	100%
A M Signalling Design Limited	Burton-on-Trent, UK	100%
Annax GmbH	Brunnthal, Germany	100%
Annax Scheiz AG	Bern, Switzerland	100%
Annax (Suzhou) Rail Systems Co., Ltd	Suzhou, China	100%
Ateliers Hubert Gerken S.A.	Belgium	100%
Austbreck Pty, Ltd.	Hallam, Victoria, Australia	100%
Barber Steel Foundry Corp.	Rothbury, Michigan	100%
Barber Tian Rui Railway Supply LLC	Park Ridge, Illinois	50%
Bearward Engineering Limited	Northampton, UK	100%
Becorit GmbH	Recklinghausen,Germany	100%
Beijing Wabtec Huaxia Technology Company Ltd.	Beijing, China	100%
Brecknell Willis & Co., Ltd.	Char, Somerset, UK	100%
Brecknell Willis (Tianjin) Electrification Systems, Co., Ltd.	TianJin, China	100%
Cambridge Forming and Cutting Ltd	Ontario, Canada	100%
Changzhou CRRC Wabtec Diesel Engine Company Limited	Changzhou, China	50%
CoFren S.A.S.	Vierzon, France	100%
CoFren S.r.l.	Avellino, Italy	100%
Coleman Hydraulics Limited	Burton-on-Trent, UK	100%
CZ-Carbon Prodcuts s.r.o.	Czech Republic	100%
Datong Faiveley Railway Vehicle Equipment Co. Ltd.	Datong City, China	50%
Deptol Limited	Dublin, Ireland	100%
Durox Company	Strongville, Ohio	100%
East Erie Commercial Railroad	Erie, Pennsylvania	100%
E-Carbon Asia Sdn. Bhd	China	50%
E-Carbon Far East Limited	Hong Kong	100%
E-Carbon S.A.	Belgium	100%
Electrical Carbon UK Limited	United Kingdom	100%
Evand Pty Ltd.	Wetherill Park, Australia	100%

Faiveley Rail Engineering Singapore Pte Ltd	Singapore	50%
Faiveley Transport Amiens	Amiens, France	100%
Faiveley Transport Asia Pacific Ltd.	Hong Kong	100%
Faiveley Transport Australia Ltd.	Rosehill, Australia	100%
Faiveley Transport Birkenhead Ltd.	Birkenhead, UK	100%
Faiveley Transport Bochum GmbH.	Bochum, Germany	100%
Faiveley Transport Canada Inc.	Montreal, Canada	100%
Faiveley Transport Czech a.s.	Plzen, Czech Republic	100%
Faiveley Transport Chile SpA.	Santiago, Chile	100%
Faiveley Transport Far East Ltd	Hong Kong	100%
Faiveley Transport Holding Gmbh & co KG	Whitten, Germany	100%
Faiveley Transport Iberica SA	La Selva del Camp, Spain	100%

5

[[5890522v.3]]

6 [[5890522v.3]] Company Ownership Interest Faiveley Transport Italia Spa ......................................................................................... Turin, Italy 100% Faiveley Transport Korea Ltd ........................................................................................ Seoul, Korea 100% Faiveley Transport Leipzig GmbH & Co-KG ................................................................. Scheuditz, Germany 100% Faiveley Transport Metro Technology Shanghai Co Ltd. ................................................ Shanghai, China 100% Faiveley Transport Metro Technology Taiwan Ltd. ........................................................ Taipei, Taiwan 100% Faiveley Transport Metro Technology Thailand Co Ltd. ................................................. Bangkok, Thailand 100% Faiveley Transport Nordic AB ......................................................................................... Landskrona, Sweden 100% Faiveley Transport North America Inc.…………………………………………………… Greenville, South Carolina 100% Faiveley Transport Nowe GmbH ..................................................................................... Elze, Germany 100% Faiveley Transport NSF ................................................................................................. Neuville en Ferrain, France 100% Faiveley Transport Plezn s.r.o. ....................................................................................... Nyrany, Chech Republic 100% Faiveley Transport Polska zoo ....................................................................................... Poznan, Poland 100% Faiveley Transport Rail Technologies India Private Limited ........................................... Himachal Pradesh, India 100% Faiveley Transport Railway Trading Co. Ltd .................................................................. Shanghai, China 100% Faiveley Transport SAS ................................................................................................. Gennevilliers, France 100% Faiveley Transport Schwab AG ..................................................................................... Schaffhausen, Switzerland 100% Faiveley Transport Schweiz AG .................................................................................... Hagendorf, Switzerland 100% Faiveley Transport Service Maroc .................................................................................. Casablanca, Morocco 100% Faiveley Transport Systems Technology (Beijing) Co. Ltd. ............................................ Beijing, China 100% Faiveley Transport Tamworth Ltd. ................................................................................. Tamworth, Staffordshire, UK 100% Faiveley Transport Tours ............................................................................................... Saint Pierre des Corps, France 100% Faiveley Transport Tremosnice s.r.o. ............................................................................. Treomsnice, Czech Republic 100% Faiveley Transport USA Inc.……………………………………………………………….. Greenville, South Carolina 100% Faiveley Transport Verwaltungs GmbH ........................................................................... Scheuditz, Germany 100% F.I.P. Pty Ltd. ................................................................................................................ Sydney, Australia 100% FIP Brakes South Africa (Proprietary) Limited……………………………………………. Kempton Park, South Africa 100% Fandstan Electric Group, Ltd. ……………………………………………………………… London, UK 100% Fandstan Electric, Ltd. …………………………………………………………………… London, UK 100% F.T.M.T. Singapore Pte Ltd ........................................................................................... Singapore 100% Gerken Group S.A. ........................................................................................................ Belgium 100% Gerken Nordiska Karma Aktiebolag .............................................................................. Sweden 49% Gerken SAS .................................................................................................................. France 100% GE (Shijiazhuang) Mining Equipment Co., Ltd. ............................................................... Shijiazhuang, China 100% GE Transportation, A Wabtec Company…………………………………………………… Wilmington, Delaware 100% Graham White Manufacturing Company…………………………………………………… Salem, Virginia 100% Huatie Wabtec Faiveley (Qingdao) Transport Equipment Co., Ltd……………………….. Beijing, China 49% Hunan Times Wabtec Transportation Equipment Co., Ltd.. .............................................. Changsha, Hunan, China 50% Industrea Chile S.A.. ....................................................................................................... Chile 100% Industrea Hong Kong YL Limited.. .................................................................................. Hong Kong, China 100% Industrea Mining Equipment Pty Ltd. .............................................................................. Springfield Central, Australia 100% Industrea Mining Technology Pty Ltd. ............................................................................. Fountaindale, Australia 100% Industrea Pty Ltd. ............................................................................................................ North Sydney, Australia 100% Industrea Wadam (Beijing) Mining Equipment Technical Services Co., Ltd. ..................... Beijing, China 100% 7 [[5890522v.3]] Company Ownership Interest Industrea Wadam Pty Ltd. ............................................................................................... Burnley, Australia 100% InTrans Engineering Limited ........................................................................................... Kolkata, West Bengal, India 100% Jiaxiang HK Smart Technology Co. Ltd. ………………………………………………… Hong Kong, China 100% JSC Lokomotiv Kurastyru Zauyty…………………………………………………………. Kazakhstan 50% Keelex 351 Limited ......................................................................................................... Barton Under Needwood, England 100% Komatsu Wabtec Mining Systems, LLC........................................................................... Wilmington, Delaware 50% LH Access Technology Limited....................................................................................... Barton Under Needwood, England 100% LH Group Services Limited ............................................................................................. Barton Under Needwood, England 100% LH Group Wheelsets Limited .......................................................................................... Barton Under Needwood, England 100% Limited Liability Company Transportation Ukraine………………………………….……. Ukraine 100% Locomotive Manufacturing and Services, S.A. de C.V….………………………………… Mexico City, Mexico 100% Longwood Elastomers, Inc. ............................................................................................ Wytheville, Virginia 100% Longwood Elastomers, S.A. ........................................................................................... Soria, Spain 100% Longwood Engineered Products, Inc. .............................................................................. Greensboro, North Carolina 100% Longwood Industries, Inc. .............................................................................................. Brenham, Texas 100% Longwood International, Inc. .......................................................................................... Greensboro, North Carolina 100% LWI Elastomers International, S.L. ................................................................................. Madrid, Spain 100% LWI International B.V. ................................................................................................... Amsterdam, Netherlands 100% Medagao (Suzhou) Rubber-Metal Components Co., Ltd…………...……………………… Suzhou, Jiangsu, China 100% Melett (Changzhou) Precision Machinery Co. Limited……………………………………. Jiangsu, China 100% Melett Limited……………………………………………………………………………… South Yorkshire, England 100% Melett North America, Inc…………………………………………………………………. Memphis, Tennessee 100% Melett Polska Spolka z Ograniczona odpowiedzialnoscia…………………………………. Bydgos,Poland 100% Merz Industrietechnik GmbH……………………………………………………………… Österreich, Austria 100% Metalocaucho, S.L. ………………………………………………………………………… Urnieta, Gipuzkoa, Spain 100% Mors Smitt France S.A.S. ............................................................................................... Sable sur Sarthe, France 100% Mors Smitt Holding S.A.S. ............................................................................................. Utrecht, Netherlands 100% Mors Smitt Technologies, Inc. ........................................................................................ Buffalo Grove, Illinois 100% Mors Smitt UK Ltd. ....................................................................................................... West Midlands, UK 100% MorsSmitt Asia, Ltd. ...................................................................................................... Kwun Tong, Hong Kong 100% MotivePower, LLC ........................................................................................................ Boise, Idaho 100% MTC India Rubber Metal Components Private Limited…………..………………………. Bangalore, India 100% Napier Turbochargers Australia Pty Ltd. …………………………………………………... Sydney, NSW, Australia 100% Napier Turbochargers Limited ......................................................................................... Lincoln, Lincolnshire, UK 100% Nordco Enterprises, Inc. .................................................................................................. Wilmington, Delaware 100% Nordco Holding Company. .............................................................................................. Wilmington, Delaware 100% Nordco Holdings Inc. ...................................................................................................... Wilmington, Delaware 100% Nordco Inc. ..................................................................................................................... Wilmington, Delaware 100% Nordco Rail Services, LLC .............................................................................................. Hartford, Connecticut 100% o.o.o. Faiveley Transport ................................................................................................. Leningrad Region, Russia 100% Orion Engineering Ltd……………………………………………………………………… Hong Kong, China 100% 8 [[5890522v.3]] Company Ownership Interest Pantrac GmbH ................................................................................................................ Germany 100% Parts Supply Limited ....................................................................................................... Leicestershire, England 100% Poli S.r.l.......................................................................................................................... Camisano, Italy 100% Powerhouse Engine Solutions Holding GmbH ................................................................. Zug, Switzerland 100% Powerhouse Engine Solutions Switzerland IP Holdings GmbH ......................................... Zug, Switzerland 100% Pride Bodies Ltd………………………………………………………………………….. Ontario, Canada 100% PT Transportation Solutions Indonesia. ............................................................................ Indonesia 100% Qingdao Faiveley Sri Rail Brake Co. Ltd. ....................................................................... Qingdao, Shadong, China 50% Railcar Management, LLC…………………………………………………………………. Atlanta, Georgia 100% Railroad Controls Construction, Inc. ………………………………………………………. Benbrook, Texas 100% Railroad Friction Products Corporation…………………………………………………….. Maxton, North Carolina 100% RCLP Acquisition LLC…………………………………………………………………….. Benbrook, Texas 100% Relay Monitoring Systems Pty Ltd…………………………………………………………. Mulgrave, Australia 100% Relco Land Holdings of Cedar Rapids, LLC……………………………………………… Albia, Iowa 100% Relco Locomotives, Inc…………………………………………………………………… Albia, Iowa 100% RFPC Holding Corp… .................................................................................................... Wilmington, Delaware 100% Ricon Corp. ................................................................................................................... San Fernando, California 100% SAB Wabco (Investments) Ltd. ..................................................................................... Birkenhead, UK 100% SAB Wabco UK Ltd. ..................................................................................................... Birkenhead, UK 100% Schaefer Equipment, Inc. ............................................................................................... Warren, Ohio 100% SCT Europe Ltd. ........................................................................................................... Kirkcaldy, Fife, UK 100% SCT Technology LLC ..................................................................................................... Wilmington, Delaware 100% Semvac A/S………………………………………………………………………………… Odense, Denmark 100% Servicios de Administracion de Locomotoras, S. de R.L. de C.V ...................................... Mexico 100% Shenyang CRRC Wabtec Railway Brake Technology Company, Ltd. ............................... Shenyang, China 50% Shijiazhuang Jiaxiang Precision Machinery Co. Ltd. ........................................................ Shijiazhuang, China 100% ShipXpress Technologies (Private) Limited ..................................................................... Nugegoda, Sri Lanka 100% Shuttlewagon, Inc............................................................................................................ Wilmington, Delaware 100% Speer Carbon Company, LLC ......................................................................................... St. Marys, Pennsylvania 20% Standard Car Truck-Asia, Inc. ........................................................................................ Chaoyang District, Beijing 100% Stemmann Polska SP Zoo………………………………………………………………… Katy Wroclawskie, Poland 100% Stemmann Technik France SAS…………………………………………………………… Buchelay, France 100% Stemmann-Technik GmbH……………………………………………………………….. Schüttorf, Germany 100% Stemmann-Technik Hong Kong Company Limited……………………………………… Hong Kong, China 100% Stemmann-Technik (Shanghai) Ltd. ……………………………………… Shanghai, China 100% TMT Holding AB…………………. ……………………………………………………… Stockholm, Sweden 100% Transportation Eastern Europe S.r.l………………………………………………………… Chisinau, Moldova 100% Transportation Global Egypt L.L.C………………………………………………………… Egypt 100% Transportation Global LLC………………………………………………………………… Wilmington, Delaware 100% Transportation Holdings UK Limited……………………………………………………… Altrincham, England 100% Transportation IP Holdings, LLC ..................................................................................... Wilmington, Delaware 100% Transportation Kazakhstan Limited Liability Partnership………………………………… Kazakhstan 100% Transportation Poland sp. z o.o.………………………………………………………… Poland 100% Transportation Rus Limited Liability Company…………………………………………… Moscow, Russia 100% Transportation Services and Technologies Nigeria Ltd……………………………………. Lagos, Nigeria 100% Transportation Systems and Services Cameroon Ltd………………………………………. Cameroon 100% 9 [[5890522v.3]] Company Ownership Interest Transportation Systems Pakistan (Private) Limited………………………………………. Lahore, Pakistan 100% Transportation Systems Services Operations Inc……………………………………….…. Carson City, Nevada 100% TransTech of South Carolina, Inc………………………………………………………….. Piedmont, South Carolina 100% TRSP Systems and Services Kenya Ltd………………….………………………………… Kenya 100% TRSP Systems (Malaysia) SDN. BHD………………….………………………………… Malaysia 100% Turbonetics Holdings, Inc. …………………………………………………………………. Moorpark, California 100% Vapor Ricon Europe Ltd. ............................................................................................... Loughborough, Leicestershire, UK 100% Wabtec Assembly Services S. de R.L. de C.V. ................................................................ San Luis Potosi, Mexico 100% Wabtec Australia Pty. Limited ......................................................................................... Rydalmere, Australia 100% Wabtec (Beijing) Investment Co. Ltd. .............................................................................. Beijing, Fengtai District, China 100% Wabtec Brasil Fabricacao e Manutencao de Equipamentos Ltda ....................................... Belo Horizonte, Brazil 100% Wabtec Components LLC ............................................................................................... Park Ridge, Illinois 100% Wabtec Corporation ........................................................................................................ Wilmerding, Pennsylvania 100% Wabtec Canada, Inc. ...................................................................................................... Ontario, Canada 100% Wabtec China Friction Holding Limited........................................................................... Hong Kong, China 100% Wabtec China Rail Products & Services Holding Limited ................................................. Hong Kong, China 100% Wabtec Control Systems Pty Ltd…………………………………………………………... Osborne Park, Australia 100% Wabtec de Mexico, S. de R.L. de C.V. ........................................................................... San Luis Potosi, Mexico 100% Wabtec Economic and Trading (Shanghai) Co., Ltd. ........................................................ Shanghai, China 100% Wabtec Egypt for Commercial Agencies .......................................................................... New Cairo, Egypt 100% Wabtec Europe GmbH .................................................................................................... Brunn am Gebirge, Austria 100% Wabtec Faiveley Rayli Sistemleri Ltd. Sti………………………………………………….. Istanbul, Turkey 100% Wabtec Faiveley Turkey Ulaşım Sistemleri ve Hizmetleri A.Ş……………………………. Istanbul, Turkey 100% Wabtec France S.A.S. ..................................................................................................... Paris, France 100% Wabtec FRG GmbH ........................................................................................................ Recklinghausen, Germany 100% Wabtec FRG Holdings GmbH & Co. KG ......................................................................... Recklinghausen, Germany 100% Wabtec Finance LLC ...................................................................................................... Wilmington, Delaware 100% Wabtec Golden Bridge Transportation Technology (Hangzhou) Company, Ltd. .............. Xinwan Town. China 100% Wabtec Greenville Real Estate LLC….…………………………………………………….. Greenville, South Carolina 100% Wabtec Holding LLC .................................................................................................... Wilmington, Delaware 100% Wabtec Holdings South Africa (Pty) Ltd………………………………………………… Johannesburg, South Africa 75% Wabtec India Industrial Private Limited ........................................................................... New Delhi, India 100% Wabtec International, Inc. .............................................................................................. Wilmington, Delaware 100% Wabtec Locomotive Private Limited.. .............................................................................. New Delhi, India 75% Wabtec Manufacturing, LLC………………………………………………………………. Wilmington, Delaware 100% Wabtec Manufacturing Mexico S. de R.L. de C.V. San Luis Potosí, Mexico 100% Wabtec Manufacturing Solutions, LLC…………..…..….………………………………… Wilmington, Delaware 100% Wabtec Mozambique Limitada ........................................................................................ Nacala, Mozambique 100% Wabtec MZT AD Skopje ................................................................................................. Skopje, Macedonia 87% Wabtec Poland Sp. z.o.o. ................................................................................................. Poznan, Poland 100% Wabtec Netherlands BV .................................................................................................. Amsterdam, Netherlands 100% Wabtec Netherlands Holdings BV ................................................................................... Amsterdam, Netherlands 100% Wabtec Railway Electronics Corporation ......................................................................... Halifax, Nova Scotia, Canada 100% Wabtec Railway Electronics Holdings, LLC……………………………………………….. Wilmington, Delaware 100%

10 [[5890522v.3]] Company Ownership Interest Wabtec Railway Electronics Manufacturing, Inc…………………………………………... Wilmington, Delaware 100% Wabtec Railway Electronics, Inc…………………………………………......................... Wilmington, Delaware 100% Wabtec Receivables LLC………………………………………………………………….. Wilmington, Delaware 100% Wabtec Rus LLC……………………………………………………………………………. Moscow, Russia 100% Wabtec Servicios Administrativos, S.A. de C.V. ............................................................ San Luis Potosi, Mexico 100% Wabtec South Africa Proprietary Limited ........................................................................ Kempton Park, South Africa 100% Wabtec South Africa Technologies (Pty) Ltd .................................................................. Johannesburg, South Africa 100% Wabtec Texmaco Rail Private Limited……………………………………………………... Kolkata, India 60% Wabtec Transportation Canada Inc. ................................................................................. Ontario, Canada 100% Wabtec Transportation Egypt Services LLC. .................................................................... Egypt 100% Wabtec Transportation Engines Holding B.V. . ................................................................ Breda, Netherlands 100% Wabtec Transportation Global Holdings, LLC.................................................................. Wilmington, Delaware 100% Wabtec Transportation GmbH ......................................................................................... Frankfurt am Main, Germany 100% Wabtec Transportation Group Holdings Pty Ltd. .............................................................. Richmond, Australia 100% Wabtec Transportation Netherlands B.V.. ........................................................................ Amsterdam, Netherlands 100% Wabtec Transportation Netherlands Holdings B.V............................................................ Amsterdam, Netherlands 100% Wabtec Transportation System (Shenyang) Co. Ltd. ......................................................... Shenyang, China 100% Wabtec Transportation Systems Co. Ltd........................................................................... Beijing, China 100% Wabtec Transportation Systems Limited. ......................................................................... Altrincham, England 100% Wabtec Transportation Systems, LLC. ............................................................................. Wilmington, Delaware 100% Wabtec UK Holdings Limited ......................................................................................... Staffordshire, England 100% Wabtec UK Investments Limited ..................................................................................... Manchester, England 100% Wabtec UK Limited ........................................................................................................ Doncaster, S.Yorkshire, UK 100% Wabtec US Rail, Inc. …………….………………………………………………………… Wilmington, Delaware 100% Xorail, Inc. .................................................................................................................... Jacksonville, Florida 100% Zhongshan MorsSmitt Relay Ltd. .................................................................................... Zhongshan, China 100% 11 [[5890522v.3]] SCHEDULE 6.01 EXISTING INDEBTEDNESS Account Party Instrument Number Issue Date Expiry Date Currency Amount Faiveley Transport Private Placement “Schuldschein” 03/05/14 03/05/24 10,000,000.00 EUR Wabtec Transportation Netherlands B.V. XS2345035963 06/03/20 21 12/03/20 27 500,000,000.00 EUR 12 [[5890522v.3]] SCHEDULE 6.02 EXISTING LIENS None. 13 [[5890522v.3]] SCHEDULE 6.05 EXISTING RESTRICTIVE AGREEMENTS None.

EXHIBIT A EXHIBIT A [[5881225]] [FORM OF] ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement dated as of June 8, 2018, as amended and restated as of August 15, 2022 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Westinghouse Air Brake Technologies Corporation (the “Company”), Wabtec Transportation Netherlands B.V., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and PNC Bank, National Association, as Administrative Agent, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions referred to above and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (a) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of the outstanding rights and obligations of the Assignor under the credit facility identified below (including any guarantees, Letters of Credit and Swingline Loans included in such credit facility) and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: _______________________________________________________ 2. Assignee: ________________________________________________________ [and is [a Lender]] [an Affiliate/Approved Fund of [Identify Lender]]]1 1 Select as applicable. EXHIBIT A-2 [[5881225]] 3. Borrowers: Westinghouse Air Brake Technologies Corporation, Wabtec Transportation Netherlands B.V. and the other Borrowing Subsidiaries 4. Administrative Agent: PNC Bank, National Association 5. Assigned Interest: Facility Assigned Aggregate Amount of Commitments/Loan s of the applicable Class of all Lenders Amount of the Commitments/Loan s of the applicable Class Assigned2 Percentage Assigned of Aggregate Amount of Commitments / Loans of the applicable Class of all Lenders3 Revolving Commitments/Revolvin g Loans [US$]/[currency] [US$]/[currency] % Delayed Draw Term Commitments/Delayed Draw Term Loans US$[ ] US$[ ] % Effective Date: , 20___ [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR] The Assignee, if not already a Lender, agrees to deliver to the Administrative Agent any tax forms required by Section 2.14(f) of the Credit Agreement and a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable law, including United States (Federal or State) and foreign securities laws. The terms set forth above are hereby agreed to: ________________, as Assignor, [Consented to and]4 Accepted: PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent [and as Issuing Bank], 2 Must comply with the minimum assignment amounts set forth in Section 10.04(b)(ii)(A) of the Credit Agreement, to the extent such minimum assignment amounts are applicable. 3 Set forth, to at least 9 decimals, as a percentage of the Commitments/Loans of the applicable Class of all Lenders. 4 No consent of the Administrative Agent is required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund. EXHIBIT A-3 [[5881225]] By: _____________________________ Name: Title: ________________, as Assignee, By: _____________________________ Name: Title: By: ___________________________ Name: Title: [Consented to: [WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION By: _____________________________ Name: Title:]5 [[ ], as an Issuing Bank By: _____________________________ Name: Title:]6 [PNC BANK, NATIONAL ASSOCIATION, as Swingline Lender, By: ___________________________ Name: Title:]7 5 No consent of the Company is required for (a) in the case of any Delayed Draw Term Loans, (i) for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or (ii) if an Event of Default shall have occurred and be continuing and (b) in the case of Revolving Commitments, Revolving Loans and Delayed Draw Term Commitments, if an Event of Default shall have occurred and be continuing. 6 No consent of any Issuing Bank is required with respect to assignments of Delayed Draw Term Commitments and Delayed Draw Term Loans. 7 No consent of the Swingline Lender is required with respect to assignments of Delayed Draw Term Commitments or Delayed Draw Term Loans. ANNEX 1 TO ASSIGNMENT AND ASSUMPTION EXHIBIT A-1 [[5881225]] STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, other than statements made by it herein, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Documents, (iii) the financial condition of the Borrowers, any of their Subsidiaries or other Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of their Subsidiaries or other Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, including, if the Assignee shall become a Revolving Lender, that it is a Non-Public Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder and (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof (or, prior to the first such delivery, the financial statements referred to in Section 3.04 thereof), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued

EXHIBIT A-1-2 [[5881225]] from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the Assignee. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Assignment and Assumption or any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Assignment and Assumption or the transactions contemplated hereby or thereby (each, an “Ancillary Document”) that is an Electronic Signature transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption or such Ancillary Document, as applicable. The words “execution”, “execute”, “signed”, “signature”, “delivery” and words of like import in or relating to this Assignment and Assumption or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York. EXHIBIT B EXHIBIT B [[5881225]] [FORM OF] BORROWING REQUEST PNC Bank, National Association as Administrative Agent [ADDRESS] Attention of [ ] Fax No.: [ ] Email: [ ] [Date] Ladies and Gentlemen: Reference is made to the Credit Agreement dated as of June 8, 2018, as amended and restated as of August 15, 2022 (as further amended, restated, amended and restated, supplemented or otherwise modified time to time, the “Credit Agreement”), among Westinghouse Air Brake Technologies Corporation, a Delaware corporation (the “Company”), Wabtec Transportation Netherlands B.V., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and PNC Bank, National Association, as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement. This notice constitutes a Borrowing Request and the [Borrower specified below] [the Company on behalf of the Borrower specified below] hereby gives notice, pursuant to Section 2.03 of the Credit Agreement, that it requests a [Delayed Draw Term Borrowing] [Revolving Borrowing] under the Credit Agreement, and in connection therewith specifies the following information with respect to such Borrowing: (A) Name of Borrower: ________________ (B) Class of Borrowing: [Delayed Draw Term Borrowing] [Revolving Borrowing] (C) Currency and aggregate principal amount of Borrowing:1 [US$][specify Alternative Currency for Revolving Borrowings] (D) Date of Borrowing (which is a Business Day): ________________ (E) Type of Borrowing:2 ____________________________________ 1 Must comply with Sections 2.01 and 2.02(c) of the Credit Agreement. 2 Specify ABR Borrowing, Term SOFR Borrowing, CDOR Borrowing, RFR Borrowing or, if applicable pursuant to Section 2.11 of the Credit Agreement, Daily Simple SOFR Borrowing. If no election EXHIBIT B-2 [[5881225]] (F) Interest Period and the last day thereof:3 _____________________ (G) Location and number of the account to which proceeds of the requested Borrowing are to be disbursed: [Name of Bank] (Account No.:__________________________) [Issuing Bank to which proceeds of the requested Borrowing are to be disbursed:______________________________)]4 [The [Borrower specified above] [Company on behalf of the Borrower specified above] hereby certifies that the conditions specified in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement have been satisfied.] Very truly yours, [WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION] [WABTEC TRANSPORTATION NETHERLANDS B.V.] [OTHER BORROWER] By: Name: Title: as to the Type of Borrowing is specified, then the requested Borrowing shall be (a) in the case of a Borrowing denominated in US Dollars, an ABR Borrowing, (b) in the case of a Borrowing denominated in Canadian Dollars, a CDOR borrowing and (c) in the case of a Borrowing denominated in Sterling or Euro, an RFR Borrowing. 3 Shall be subject to the definition of “Interest Period” and can be a period of one, three or, solely in the case of a Term SOFR Borrowing, six months. If an Interest Period is not specified with respect to any requested Term SOFR Borrowing or CDOR Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration. May not end after the applicable Maturity Date. 4 Specify only in the case of an ABR Revolving Borrowing requested to finance the reimbursement of an LC Disbursement as provided in Section 2.20(f) of the Credit Agreement. EXHIBIT C-1 EXHIBIT C-1 [[5881225]] [FORM OF] BORROWING SUBSIDIARY ACCESSION AGREEMENT dated as of [ ] (this “Agreement”), among WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), [NAME OF NEW BORROWING SUBSIDIARY], a [Jurisdiction] [organizational form] (the “New Borrowing Subsidiary”), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent. Reference is hereby made to the Credit Agreement dated as of June 8, 2018, as amended and restated as of August 15, 2022 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, Wabtec Transportation Netherlands B.V., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and PNC Bank, National Association, as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. Pursuant to Section 2.22(a) of the Credit Agreement, the Company and the New Borrowing Subsidiary desire that the New Borrowing Subsidiary become a Borrowing Subsidiary under the Credit Agreement[, and each Revolving Lender shall have provided its prior written consent thereto1]. Accordingly, upon execution of this Agreement by the Company, the New Borrowing Subsidiary and the Administrative Agent, the New Borrowing Subsidiary shall be a party to the Credit Agreement and shall constitute a “Borrowing Subsidiary” for all purposes thereof, and the New Borrowing Subsidiary hereby agrees to be bound by all provisions of the Credit Agreement applicable to it as a Borrower or a Borrowing Subsidiary. The Company and the New Borrowing Subsidiary represent and warrant that (a) the New Borrowing Subsidiary is a wholly owned Subsidiary of the Company, (b) the New Borrowing Subsidiary is organized in [jurisdiction] as a [organizational form], and (c) the representations and warranties applicable to the New Borrowing Subsidiary as a Borrower (including, after giving effect to this Agreement, the New Borrowing Subsidiary) set forth in the Loan Documents are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the date of the date hereof, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty are so true and correct on and as of such prior date. The New Borrowing Subsidiary expressly acknowledges the appointment of the Company as its agent as set forth in Sections 2.22(c) and 10.09(e) of the Credit Agreement. The New Borrowing Subsidiary also expressly acknowledges the provisions 1 Bracketed language to be excluded if New Borrowing Subsidiary is an Approved Netherlands Borrower or a Domestic Borrowing Subsidiary.

EXHIBIT C-1-2 [[5881225]] of Section 10.09(f) of the Credit Agreement, and agrees that upon the effectiveness of this Agreement, it shall be bound thereby. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Sections 10.06, 10.09(b), 10.09(c), 10.09(d) and 10.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein. EXHIBIT C-1-3 [[5881225]] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above. WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION, By: Name: Title: [NAME OF NEW BORROWING SUBSIDIARY], By: Name: Title: PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: Name: Title: EXHIBIT C-2 EXHIBIT C-2 [[5881225]] [FORM OF BORROWING SUBSIDIARY TERMINATION] PNC Bank, National Association as Administrative Agent [ADDRESS] Attention of [ ] Fax No.: [ ] Email: [ ] [Date] Ladies and Gentlemen: Reference is hereby made to the Credit Agreement dated as of June 8, 2018, as amended and restated as of August 15, 2022 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Westinghouse Air Brake Technologies Corporation, Wabtec Transportation Netherlands B.V., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and PNC Bank, National Association, as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. Pursuant to Section 2.22(b) of the Credit Agreement, the Company hereby terminates the status of [Name of Terminated Borrowing Subsidiary] (the “Terminated Borrowing Subsidiary”) as a Borrowing Subsidiary under the Credit Agreement. The Company represents and warrants that no Revolving Loans or Swingline Loans made to the Terminated Borrowing Subsidiary, or any Letter of Credit (other than any Letter of Credit with respect to which the Company is a joint and several co-applicant or has agreed to be obligor in accordance with Section 2.22(b) of the Credit Agreement) issued for the account of the Terminated Borrowing Subsidiary, are outstanding as of the date hereof and that all interest, fees or other amounts payable with respect thereto by the Terminated Borrowing Subsidiary pursuant to the Credit Agreement have been paid in full on or prior to the date hereof. Very truly yours, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION, By: Name: Title: EXHIBIT D EXHIBIT D [[5881225]] [FORM OF] COMPLIANCE CERTIFICATE The form of this Compliance Certificate has been prepared for convenience only, and is not to affect, or to be taken into consideration in interpreting, the terms of the Credit Agreement referred to below. The obligations of the Company and the Borrowing Subsidiaries under the Credit Agreement are as set forth in the Credit Agreement, and nothing in this Compliance Certificate, or the form hereof, shall modify such obligations or constitute a waiver of compliance therewith in accordance with the terms of the Credit Agreement. In the event of any conflict between the terms of this Compliance Certificate and the terms of the Credit Agreement, the terms of the Credit Agreement shall govern and control, and the terms of this Compliance Certificate are to be modified accordingly. Reference is made to the Credit Agreement dated as of June 8, 2018, as amended and restated as of August 15, 2022 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Westinghouse Air Brake Technologies Corporation, a Delaware corporation (the “Company”), Wabtec Transportation Netherlands B.V., a private limited liability company organized under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid) and registered with the Commercial Register of the Dutch Chamber of Commerce under number 72948957, the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and PNC Bank, National Association, as Administrative Agent. Each capitalized term used but not defined herein shall have the meaning specified in the Credit Agreement. The undersigned hereby certificates that [he][she] is a [ ]1 of the Company and, in [his/her] capacity as such and not individually, hereby further certifies as follows: 1. [Attached as Schedule I hereto are the unaudited condensed consolidated financial statements required by Section 5.01(a) of the Credit Agreement as of the end of and for the Fiscal Quarter ended [ ] and the then elapsed portion of the Fiscal Year (and, in the case of the consolidated statements of income and cash flows, on a comparative basis with the statements for such period in the prior Fiscal Year of the Company).] [or] [The condensed consolidated financial statements required by Section 5.01(a) of the Credit Agreement as of the end of and for the Fiscal Quarter ended [ ] and the then elapsed portion of the Fiscal Year are available on the website of the Company at http://www.wabtec.com or on the website of the SEC at http://www.sec.gov.] Such financial statements present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries as at the dates indicated and their results of operations and cash flows for the periods indicated in accordance with GAAP, subject to normal year-end audit adjustments and the absence of certain footnotes.] [or] 1 Must be a Senior Officer of the Company.

EXHIBIT D-2 [[5881225]] 1. [Attached as Schedule I hereto are the audited consolidated financial statements required by Section 5.01(b) of the Credit Agreement as of the end of and for the Fiscal Year ended [ ], together with an audit opinion thereon of a nationally recognized independent registered public accounting firm required by Section 5.01(b).] [or] [The audited consolidated financial statements required by Section 5.01(b) of the Credit Agreement as of the end of and for the Fiscal Year ended [ ], together with an audit opinion thereon of a nationally recognized independent registered public accounting firm required by Section 5.01(b), are available on the website of the Company at http://www.wabtec.com or on the website of the SEC at http://www.sec.gov.] 2. I have no knowledge of the existence and continuance as of the date of this Compliance Certificate of any Default or an Event of Default[, except as set forth in a separate attachment, if any, to this Compliance Certificate, specifying the details thereof and any action taken or proposed to be taken with respect thereto]. 3. The Company is in compliance with the financial covenants contained in Section 6.06 of the Credit Agreement as shown on Annex 1 hereto for the period covered by this Compliance Certificate. [4. Attached as Annex 2 hereto are the statements of reconciliation required pursuant to Section 5.01(c) of the Credit Agreement.]2 The foregoing certifications are made and delivered on [ ] pursuant to Section 5.01(c) of the Credit Agreement. WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION, By: Name: Title: 2 Include the bracketed language only if the reconciliation statements are required pursuant to Section 5.01(c) of the Credit Agreement. ANNEX 1 TO COMPLIANCE CERTIFICATE EXHIBIT D-1 [[5881225]] FOR THE FISCAL [QUARTER] [YEAR] ENDED [mm/dd/yy]. (a) Consolidated Net Income: the net income (or loss) of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP: US$[___,___,___] (b) EBITDA:1 (i) + (ii) - (iii) = US$[___,___,___] (i) Consolidated Net Income for such period (see item (a)): US$[___,___,___] (ii)2 (A) Interest Expense: US$[___,___,___] (B) income tax expense: US$[___,___,___] (C) depreciation and amortization: US$[___,___,___] (D) losses from Dispositions: US$[___,___,___] (E) extraordinary losses: US$[___,___,___] (F) all non-cash charges, expenses or losses, other than any noncash charge, expense or loss (x) constituting a write-off of receivables or (y) to the extent any cash payment was or will be made in respect thereof, whether during such period or in any prior or subsequent period: US$[___,___,___] (G) one-time transaction costs, fees and expenses related to any Material Acquisition, whether or not such Material Acquisition is consummated: US$[___,___,___] (H) restructuring, integration and related charges or expenses (which for the avoidance of doubt, include retention, severance, systems establishment costs, contract termination costs, future lease commitments and costs to consolidate facilities and relocate employees) related to any Material Acquisition, provided that the charges or expenses added back pursuant to this clause (H) shall not exceed US$110,000,000 in the aggregate for all periods since the Effective Date (it being understood that the limitation in this proviso shall not apply to any portion US$[___,___,___] 1 For the purposes of calculating EBITDA for any period, in the event of a Material Acquisition or a Material Disposition is consummated during the period of determination, the calculation of the Leverage Ratio shall be made giving pro forma effect to such transaction as if it had occurred on the first day of such period. 2 Items to be set forth without duplication and to the extent deducted in determining Consolidated Net Income. EXHIBIT D-1-2 [[5881225]] or such charges or expenses permitted to be added back pursuant to any other clause of this definition): (iii)3 (A) noncash credits to net income, other than any credits to the extent any cash payment was or will be received in respect thereof, whether during such period or in any prior or subsequent period: US$[___,___,___] (B) gains from Dispositions: US$[___,___,___] (C) noncash gains from discontinued operations: US$[___,___,___] (D) extraordinary income: US$[___,___,___] (c) Total Debt:4 (i) + (ii) + (iii) + (iv) + (v) = US$[___,___,___] (i) all indebtedness and all borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, of the Company and its Subsidiaries: US$[___,___,___] (ii) all obligations under Capital Leases of the Company and its Subsidiaries that have been or should be recorded as liabilities on a balance sheet in accordance with GAAP: US$[___,___,___] (iii) all obligations to pay the deferred purchase price of property or services of the Company and its Subsidiaries (excluding trade accounts payable in the ordinary course of business and earn-out or other contingent payment obligations arising in connection with an Acquisition): US$[___,___,___] (iv) all obligations, contingent or otherwise, of the Company and its Subsidiaries with respect to the face amount of all letters of credit (whether or not drawn), bankers’ acceptances, bank guaranties and similar obligations issued for the account of such Person: US$[___,___,___] (v) all Attributable Debt of the Company and its Subsidiaries: US$[___,___,___] (d) Unrestricted Cash: as of any date of determination, cash and Cash Equivalent Investments owned on such date by the US$[___,___,___] 3 Items to be set forth without duplication and to the extent included in determining such Consolidated Income. 4 Total Debt shall not include any obligations of the Company or any Subsidiary arising from any Performance Letter of Credit, surety bonds, performance bonds, bid bonds, performance guaranties or other similar obligations incurred in the ordinary course of business and that do not support Indebtedness. For purposes of determining Total Debt at any time after the definitive agreement for any Material Acquisition shall have been executed, any Acquisition Indebtedness with respect to such Material Acquisition shall, unless such material Acquisition shall have been consummated, be disregarded. EXHIBIT D-1-3 [[5881225]] Company and its Subsidiaries, as reflected on a consolidated balance sheet of the Company prepared as of such date in accordance with GAAP, provided that (i) such cash and Cash Equivalent Investments do not appear (and in accordance with GAAP would not be required to appear) as “restricted” on such consolidated balance sheet and (ii) for so long as any Acquisition Indebtedness is disregarded for purposes of determining Total Debt in accordance with the definition of such term, all proceeds of such Acquisition Indebtedness shall be disregarded for purposes of determining Unrestricted Cash: (e) Interest Expense: the consolidated interest expense of the Company and its Subsidiaries for such period (including all imputed interest on Capital Leases), determined on a consolidated basis in accordance with GAAP: US$[___,___,___] (f) Leverage Ratio: ((i) - (ii)) / (iii) = [ ] to 1.00 (i) Total Debt (see item (c) above): US$[___,___,___] (ii) Unrestricted Cash (see item (d) above), provided that the amount deducted pursuant to this clause (ii) may not in any event exceed, as of any date of determination, US$300,000,000: US$[___,___,___] (iii) EBITDA for such period (see item (b) above): US$[___,___,___] (g) Interest Coverage Ratio: (i) / (ii) = [ ] to 1.00 (i) EBITDA for such period (see item (b) above): US$[___,___,__] (ii) Interest Expense for such period (see item (e) above): US$[___,___,__]

EXHIBIT E EXHIBIT E [[5881225]] [FORM OF] INTEREST ELECTION REQUEST PNC Bank, National Association as Administrative Agent [ADDRESS] Attention of [ ] Fax No.: [ ] Email: [ ] [Date] Ladies and Gentlemen: Reference is made to the Credit Agreement dated as of June 8, 2018, as amended and restated as of August 15, 2022 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Westinghouse Air Brake Technologies Corporation, a Delaware corporation (the “Company”), Wabtec Transportation Netherlands B.V., a private limited liability company organized under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid) and registered with the Commercial Register of the Dutch Chamber of Commerce under number 72948957, the Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and PNC Bank, National Association, as Administrative Agent. Each capitalized term used but not defined herein shall have the meaning assigned to it in the Credit Agreement. This notice constitutes an Interest Election Request and the [Borrower specified below] [the Company on behalf of the Borrower specified below] hereby gives notice, pursuant to Section 2.05 of the Credit Agreement, that it requests the conversion or continuation of a [Delayed Draw Term Borrowing] [Revolving Borrowing] under the Credit Agreement, and in connection therewith specifies the following information with respect to such Borrowing and each resulting Borrowing: 1. Borrower: ____________________________ 2. Borrowing to which this request applies: _____________________________ Principal Amount and Currency: ______________________________ Type: _______________________________ Interest Period1: _______________________________ 3. Effective date of this election2: _______________________________ 1 In the case of a Term SOFR Borrowing or a CDOR Borrowing, specify the last day of the current Interest Period therefor. If any such Interest Election Request does not specify an Interest Period, the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration. 2 Must be a Business Day. EXHIBIT E-2 [[5881225]] 4. Resulting Borrowing[s]3 Principal Amount and Currency4: ______________________________ Type5: _______________________________ Interest Period6: _______________________________ Very truly yours, [WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION] [WABTEC TRANSPORTATION NETHERLANDS B.V.] [BORROWING SUBSIDIARY], By: Name: Title: 3 If different options are being elected with respect to different portions of the Borrowing specified in item 2 above, provide the information required by this item 3 for each resulting Borrowing. Each resulting Borrowing shall be in an aggregate amount that is an integral multiple of, and not less than, the amount specified for a Borrowing in Section 2.02(c) of the Credit Agreement. 4 Indicate the principal amount of the resulting Borrowing and the percentage of the Borrowing in item 2 above. 5 Specify whether the resulting Borrowing is to be an ABR Borrowing, a Term SOFR Borrowing, a CDOR Borrowing or, if applicable pursuant to Section 2.11 of the Credit Agreement, a Daily Simple SOFR Borrowing. 6 Applicable only if the resulting Borrowing is to be a Term SOFR Borrowing or a CDOR Borrowing. Shall be subject to the definition of “Interest Period” and can be a period of one, three or, solely in the case of a Term SOFR Borrowing, six months. EXHIBIT F EXHIBIT F [[5881225]] [FORM OF] SWINGLINE BORROWING REQUEST PNC Bank, National Association as Swingline Lender [ADDRESS] Attention of [ ] Fax No.: [ ] Email: [ ] [Date] Ladies and Gentlemen: Reference is made to the Credit Agreement dated as of June 8, 2018, as amended and restated as of August 15, 2022 (as further amended, restated, supplemented or otherwise modified time to time, the “Credit Agreement”), among Westinghouse Air Brake Technologies Corporation, a Delaware corporation (the “Company”), Wabtec Transportation Netherlands B.V., the other Borrowing Subsidiaries party thereto, the Lenders party thereto and PNC Bank, National Association, as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement. This notice constitutes a Swingline Borrowing Request and the [Borrower specified below] [the Company on behalf of the Borrower specified below] hereby gives notice, pursuant to Section 2.21(b) of the Credit Agreement, that it requests a Swingline Loan under the Credit Agreement, and in connection therewith specifies the following information with respect to such Swingline Loan: (A) Name of Borrower: ________________ (B) Aggregate principal amount of Swingline Loan:1 US$[ ] (C) Date of Borrowing (which is a Business Day): ________________ (D) Location and number of the account to which proceeds of the requested Swingline Loan are to be disbursed: [Name of Bank] (Account No.:__________________________) [Issuing Bank to which proceeds of the requested Borrowing are to be disbursed:______________________________)]2 1 Must comply with Sections 2.21(a) and 2.02(c) of the Credit Agreement. 2 Specify only in the case of a Swingline Loan requested to finance the reimbursement of an LC Disbursement as provided in Section 2.20(f) of the Credit Agreement. EXHIBIT F-2 [[5881225]] The [Borrower specified above] [Company on behalf of the Borrower specified above] hereby certifies that the conditions specified in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are satisfied. Very truly yours, [WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION] [WABTEC TRANSPORTATION NETHERLANDS B.V.] [OTHER BORROWER] By: Name: Title:

EXHIBIT G-1 EXHIBIT G-1 [[5881225]] [FORM OF] US TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For US Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of June 8, 2018, as amended and restated as of August 15, 2022 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Westinghouse Air Brake Technologies Corporation, Wabtec Transportation Netherlands B.V., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and PNC Bank, National Association, as Administrative Agent. Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent shareholder of the Company or any Domestic Borrowing Subsidiary within the meaning of Section 881(c)(3)(B) of the Code, (d) it is not a controlled foreign corporation related to the Company or any Domestic Borrowing Subsidiary as described in Section 881(c)(3)(C) of the Code, and (e) interest payments on the Loan(s) are not effectively connected with its conduct of a US trade or business. The undersigned has furnished the Administrative Agent and the Company with a certificate of its non-US Person status on IRS Form W-8BEN or IRS Form W- 8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate, the undersigned shall promptly so inform the Company and the Administrative Agent in writing and deliver promptly to the Company and the Administrative Agent an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Company or the Administrative Agent) or promptly notify the Company and the Administrative Agent in writing of its legal ineligibility to do so, and (b) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. EXHIBIT G-2 [[5881225]] Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ] EXHIBIT G-2 EXHIBIT G-2 [[5881225]] [FORM OF] US TAX COMPLIANCE CERTIFICATE (For Non-US Participants That Are Not Partnerships For US Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of June 8, 2018, as amended and restated as of August 15, 2022 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Westinghouse Air Brake Technologies Corporation, Wabtec Transportation Netherlands B.V., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and PNC Bank, National Association, as Administrative Agent. Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent shareholder of the Company or any Domestic Borrowing Subsidiary within the meaning of Section 881(c)(3)(B) of the Code, (d) it is not a controlled foreign corporation related to the Company or any Domestic Borrowing Subsidiary as described in Section 881(c)(3)(C) of the Code, and (e) the interest payments with respect to such participation are not effectively connected with its conduct of a US trade or business. The undersigned has furnished its participating Lender with a certificate of its non-US Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate, the undersigned shall promptly so inform such Lender in writing and deliver promptly to such Lender an updated certificate or such other appropriate documentation (including any new documentation reasonably requested by such Lender) or promptly notify such Lender in writing of its legal ineligibility to do so, and (b) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: EXHIBIT G-3-2 [[5881225]] Date: ________ __, 20[ ]

EXHIBIT G-3 EXHIBIT G-3 [[5881225]] [FORM OF] US TAX COMPLIANCE CERTIFICATE (For Non-US Participants That Are Partnerships For US Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of June 8, 2018, as amended and restated as of August 15, 2022 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Westinghouse Air Brake Technologies Corporation, Wabtec Transportation Netherlands B.V., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and PNC Bank, National Association, as Administrative Agent. Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the participation in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such participation, (c) neither the undersigned nor any of its direct or indirect partners/members claiming the portfolio interest exemption (“Applicable Partners/Members”) is a bank within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its Applicable Partners/Members is a ten percent shareholder of the Company or any Domestic Borrowing Subsidiary within the meaning of Section 881(c)(3)(B) of the Code, (e) none of its Applicable Partners/Members is a controlled foreign corporation related to the Company or any Domestic Borrowing Subsidiary as described in Section 881(c)(3)(C) of the Code, and (f) the interest payments with respect to such participation are not effectively connected with the undersigned’s or its Applicable Partners’/Members’ conduct of a US trade or business. The undersigned has furnished its participating Lender with IRS Form W- 8IMY accompanied by one of the following forms from each of its Applicable Partners/Members: (a) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN- E, as applicable, from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate, the undersigned shall promptly so inform such Lender in writing and deliver promptly to such Lender an updated certificate or other appropriate documentation (including any new documentation reasonably requested by such Lender) or promptly notify such Lender in writing of its legal ineligibility to do so, and (ii) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. EXHIBIT G-3-2 [[5881225]] [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ] EXHIBIT G-4 EXHIBIT G-4 [[5881225]] [FORM OF] US TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For US Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of June 8, 2018, as amended and restated as of August 15, 2022 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Westinghouse Air Brake Technologies Corporation, Wabtec Transportation Netherlands B.V., the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and PNC Bank, National Association, as Administrative Agent. Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any note(s) evidencing such Loan(s)), (c) neither the undersigned nor any of its direct or indirect partners/members claiming the portfolio interest exemption (“Applicable Partners/Members”) is a bank within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its Applicable Partners/Members is a ten percent shareholder of the Company or any Domestic Borrowing Subsidiary within the meaning of Section 881(c)(3)(B) of the Code, (e) none of its Applicable Partners/Members is a controlled foreign corporation related to the Company or any Domestic Borrowing Subsidiary as described in Section 881(c)(3)(C) of the Code, and (f) the interest payments on the Loan(s) are not effectively connected with the undersigned’s or its Applicable Partners’/Members’ conduct of a US trade or business. The undersigned has furnished the Administrative Agent and the Company with IRS Form W-8IMY accompanied by one of the following forms from each of its Applicable Partners/Members: (a) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate, the undersigned shall promptly so inform the Company and the Administrative Agent in writing and promptly deliver to the Company and the Administrative Agent an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Company or the Administrative Agent) or promptly notify the Company and the Administrative Agent in writing of its legal ineligibility to do so, and (ii) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. EXHIBIT G-4-2 [[5881225]] Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ]

EXHIBIT H EXHIBIT H [[5881225]] [FORM OF] SOLVENCY CERTIFICATE This Certificate (this “Certificate”) is being delivered pursuant to Section 4(e) of the Amendment and Restatement Agreement dated as of August 15, 2022 (the “Restatement Agreement”) to the Credit Agreement dated as of June 8, 2018 (as amended and restated by the Restatement Agreement and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Westinghouse Air Brake Technologies Corporation, a Delaware corporation (the “Company”), Wabtec Transportation Netherlands B.V., a private limited liability company organized under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid) and registered with the Commercial Register of the Dutch Chamber of Commerce under number 72948957, the other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and PNC Bank, National Association, as administrative agent. Unless otherwise defined herein, terms used herein have the meanings provided in the Credit Agreement. The undersigned hereby certifies that [he][she] is the Chief Financial Officer of the Company. The undersigned hereby further certifies, solely in [his][her] capacity as Chief Financial Officer of the Company and not in an individual capacity, that, as of the date hereof, after giving effect to the making of the Loans under the Credit Agreement, the application of the proceeds of such Indebtedness and the consummation of the Transactions to occur on the date hereof: 1. The fair value of the assets of the Company and its Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise. 2. The present fair saleable value of the property of the Company and its Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured. 3. The Company and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured. 4. The Company and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital. For purposes of this Certificate, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. EXHIBIT H-2 [[5881225]] The undersigned is familiar with the business and financial position of the Company and its Subsidiaries. In reaching the conclusions set forth in this Certificate, the undersigned has made such investigations and inquiries as the undersigned has deemed appropriate, having taken into account the nature of the business proposed to be conducted by the Company and its Subsidiaries after consummation of the Transactions. EXHIBIT H-3 [[5881225]] WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION, By: Name: Title: